UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07655

Driehaus Mutual Funds

(Exact name of registrant as specified in charter)

25 East Erie Street

Chicago, IL 60611

(Address of principal executive offices) (Zip code)

Janet L. McWilliams

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-587-3800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Reports to Shareholders are attached herewith.

Driehaus Mutual Funds

Trustees & Officers

Richard H. Driehaus

Trustee

Theodore J. Beck

Trustee

Francis J. Harmon

Trustee

Christopher J. Towle

Trustee

Dawn M. Vroegop

Trustee

Daniel F. Zemanek

Chairman of the Board

Robert H. Gordon

President

Michelle L. Cahoon

Vice President & Treasurer

Janet L. McWilliams

Chief Legal Officer &

Assistant Vice President

Michael R. Shoemaker

Chief Compliance Officer &

Assistant Vice President

William H. Wallace, III

Secretary

Michael P. Kailus

Assistant Secretary & Anti-Money

Laundering Compliance Officer

Christine Mason

Assistant Secretary

Investment Adviser

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

Distributor

Driehaus Securities LLC

25 East Erie Street

Chicago, IL 60611

Administrator & Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

Annual Report to Shareholders

December 31, 2016

Driehaus Emerging Markets Growth Fund

Driehaus Emerging Markets Small Cap Growth Fund

Driehaus Frontier Emerging Markets Fund

Driehaus International Small Cap Growth Fund

Driehaus Micro Cap Growth Fund

Distributed by:

Driehaus Securities LLC

This report has been prepared for the shareholders of the Funds and is not an offer to sell or buy any Fund securities. Such offer is only made by the Funds’ prospectus.

Annual Report to Shareholders

December 31, 2016

Investment Philosophy:

The Adviser seeks to achieve superior investment returns primarily by investing in global companies that are currently demonstrating rapid growth in their sales and earnings and which, in its judgment, have the ability to continue or accelerate their growth rates in the future. The Adviser manages the portfolios actively (above average turnover) to ensure that the Funds are fully invested, under appropriate market conditions, in companies that meet these criteria. Investors should note that investments in overseas markets can pose more risks than U.S. investments, and the international Funds’ share prices are expected to be more volatile than those of the U.S.-only Funds. In addition, the Funds’ returns will fluctuate with changes in stock market conditions, currency values, interest rates, government regulations, and economic and political conditions in countries in which the Funds invest. These risks are generally greater when investing in emerging markets.

Driehaus Emerging Markets Growth Fund

Driehaus Emerging Markets Small Cap Growth Fund

Driehaus Frontier Emerging Markets Fund

Driehaus International Small Cap Growth Fund

Driehaus Micro Cap Growth Fund

Driehaus Emerging Markets Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Emerging Markets Growth Fund (“Fund”) returned 5.88% for the year ended December 31, 2016. The Fund’s primary benchmark, the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (“Benchmark”), returned 11.19% for the year, while the MSCI Emerging Markets Growth Index returned 7.59%.

2016 was a challenging year for the fund as a confluence of macro and political developments facilitated an environment that was particularly difficult for our style. In fact, it was the most challenging environment we have seen since the rotational period of 2009. There was a huge disparity in country and sector performance for the year. Brazil rose 77.8% in US dollar terms while Greece fell by 12.7%. The energy sector rose by 39.5% while the health care sector fell by 7.0%. Dramatic rotations were seen across country, sector and factors, coinciding with a huge shift in sentiment from global growth and deflation concerns in mid-January, to global growth and inflation optimism by year-end. The Fund entered the year with a defensive bias, and underperformed during a year in which the market was led by value and cyclical stocks. To put some numbers to it, the top quintile of value stocks in our factor models outperformed the top quintile of growth stocks by a whopping 11.2 percentage points this past year.

Over the course of 2016, security selection within the utilities and telecommunications sectors contributed to the Fund’s returns versus the Benchmark. From a country perspective, holdings in Russia and Macau made key contributions to performance versus the Benchmark in the past year.

Sberbank of Russia PJSC (Ticker: SBER-MZ LI) made a notable contribution to the Fund’s relative and absolute returns for the year. The Russia-based commercial bank provides a range of corporate and retail banking services. Although loan growth remained muted, solid operating income from lowered operating expenses drove strong growth in its return on equity. The company’s management also has raised expectations for 2017.

PT Telekomunikasi Indonesia Persero Tbk (Ticker: TLKM IJ) was a significant contributor to the Fund’s return. The Indonesia-based company provides telecommunications and network services. Strong revenue and earnings growth drove positive results in 2016. As the year progressed, the company benefitted from increasing data demand and successful pricing strategies. The company also holds a solid market position and analyst expectations have increased throughout the year.

During 2016, stock selection within the industrials sector and an underweight to and security selection within the energy sector detracted from the Fund’s returns versus the Benchmark. At the country level, holdings in Brazil, South Africa and South Korea detracted from Fund performance versus the Benchmark.

Fund holding Suzlon Energy, Ltd. (Ticker: SUEL IN) was a notable detractor from returns. The India-based company produces wind turbines and energy solutions. After posting another quarter of losses in late January, concerns over the company’s issues with debt and profitability prompted a large selloff. Additional unease stemmed from the Indian government’s focus on solar power, which may negatively affect the wind power industry.

A significant detractor from the Fund’s return for the year was Cosmax, Inc. (Ticker: 192820 KS). The South Korea-based company manufactures and distributes cosmetics. Early in the year, its share price tumbled due to poor results in China. Elsewhere around the globe, the company also reported lower than expected results in the US and Indonesia. Although domestic results were favorable, growth for the company continues to hinge on global performance.

The outlook for emerging markets contains a mix of potential positives and negatives, accompanied by some uncertainty. On the plus side, many emerging markets are experiencing growth stabilization or acceleration and improving external positions after having undergone years of slowdowns and adjustments. Should stronger US growth materialize, it could have positive implications for commodity demand and emerging market exports. The longer-term arguments for emerging markets, built on superior demographics, lower debt burdens, and greater scope for productivity improvement, remain in place. We are also witnessing a growing commitment to structural reform among various countries. On the negative side, should US inflation accelerate to the point that monetary tightening expectations rise and the dollar strengthens further, it would have negative implications for capital flows to emerging markets. US trade policy also remains a risk, as rising protectionism and reduced competitiveness of emerging market exports would weigh on economic growth.

We thank you for your interest in the Driehaus Emerging Markets Growth Fund and would like to express our gratitude to you as shareholders for your confidence in our management capabilities.

Sincerely,

Howard Schwab	Chad Cleaver	Rich Thies
Lead Portfolio Manager	Portfolio Manager	Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

Driehaus Emerging Markets Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund over the last 10 fiscal year periods, with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/16	1 Year	3 Years	5 Years	10 Years
Driehaus Emerging Markets Growth Fund (DREGX)[1]	5.88%	–3.76%	3.02%	3.00%
MSCI Emerging Markets Index-N2	11.19%	–2.55%	1.28%	1.84%
MSCI Emerging Markets Index-G3	11.60%	–2.19%	1.64%	2.17%
MSCI Emerging Markets Growth Index-N4	7.59%	–1.67%	2.73%	1.63%

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International Emerging Markets Index-Net (MSCI Emerging Markets Index-N) is a market capitalization-weighted index designed to measure equity market performance in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. The benchmark has changed from the Morgan Stanley Capital International Emerging Markets Index-Gross (MSCI Emerging Markets Index-G) to the MSCI Emerging Markets Index-N because the net index is more commonly used industry wide and is a more representative comparison versus the fund because it is presented net of foreign withholding taxes. Source: Morgan Stanley Capital International Inc.

[3]

The Morgan Stanley Capital International Emerging Markets Index-Gross (MSCI Emerging Markets Index-G) is a market capitalization-weighted index designed to measure equity market performance in global emerging markets. Data is in U.S. dollars and is calculated with gross dividend reinvestment. Source: Morgan Stanley Capital International Inc.

[4]

The Morgan Stanley Capital International Emerging Markets Growth Index-Net (MSCI Emerging Markets Growth Index-N) is a subset of the MSCI Emerging Markets Index and includes only the MSCI Emerging Markets Index stocks which are categorized as growth stocks. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 96.8%
FAR EAST — 55.4%
China — 24.0%
AIA Group, Ltd.	3,200,474	$18,056,707
Alibaba Group Holding, Ltd. — SP ADR**	624,604	54,846,477
Aluminum Corp. of China, Ltd. — H**	15,945,116	6,579,969
Baidu, Inc. — SP ADR**	82,617	13,583,061
China Biologic Products, Inc.**	64,494	6,934,395
China Construction Bank Corp. — H	29,424,241	22,653,004
China Resources Gas Group, Ltd.	4,182,379	11,757,800
Gridsum Holding, Inc. — ADR**	742,365	7,564,699
Kweichow Moutai Co., Ltd. — A	506,076	24,333,448
NetEase, Inc. — ADR	49,328	10,622,292
Ping An Insurance Group Co. of China, Ltd. — H	8,284,150	41,450,128
Sands China, Ltd.	3,229,516	14,035,036
Shanghai International Airport Co., Ltd.	4,868,622	18,579,158
Shenzhou International Group Holdings, Ltd.	1,346,835	8,519,216
Silergy Corp.	435,910	6,140,530
Sinopharm Group Co., Ltd. — H	3,062,941	12,619,894
Tencent Holdings, Ltd.	1,746,737	42,730,803

		321,006,617

India — 9.1%
Aurobindo Pharma, Ltd.	626,387	6,177,115
Bharti Infratel, Ltd.	952,847	4,821,796
Biocon, Ltd.	395,247	5,531,536
HDFC Bank, Ltd. — ADR	611,463	37,103,575
ICICI Bank, Ltd. — SP ADR	1,728,648	12,947,574
Maruti Suzuki India, Ltd.	119,555	9,370,544
Petronet LNG, Ltd.	1,053,726	5,704,901
Power Grid Corp. of India, Ltd.	8,140,646	22,009,850
Reliance Industries, Ltd.	1,139,769	18,177,191

		121,844,082

South Korea — 8.4%
Hankook Tire Co., Ltd.	281,117	13,499,574
Hyundai Mobis Co., Ltd.	44,724	9,775,738
KT Corp. — SP ADR**	328,201	4,624,352
Macquarie Korea Infrastructure Fund	948,708	6,401,697
Samsung Electronics Co., Ltd.	14,589	21,766,334

	Number of Shares	Value (Note A)
Samsung Electronics Co., Ltd. — Pref.	37,472	$44,458,831
SK Hynix, Inc.	299,623	11,088,879

		111,615,405

Taiwan — 5.3%
Cathay Financial Holding Co., Ltd.	11,698,803	17,496,115
E.Sun Financial Holding Co., Ltd.	13,409,053	7,634,619
Formosa Plastics Corp.	2,725,073	7,542,167
Largan Precision Co., Ltd.	103,886	12,216,573
Taiwan Semiconductor Manufacturing Co., Ltd. — SP ADR	923,036	26,537,285

		71,426,759

Indonesia — 3.4%
PT Astra International Tbk	20,472,669	12,574,603
PT Bank Central Asia Tbk	22,722,511	26,142,061
PT Telekomunikasi Indonesia Persero Tbk	23,311,566	6,886,623

		45,603,287

Thailand — 2.4%
CP ALL PCL — NVDR	6,965,204	12,156,358
IRPC PCL — NVDR	89,670,862	12,019,384
Kasikornbank PCL — NVDR	1,529,224	7,579,823

		31,755,565

Philippines — 1.2%
Metropolitan Bank & Trust Co.	3,611,116	5,273,664
SM Prime Holdings, Inc.	18,601,736	10,608,181

		15,881,845

Malaysia — 1.0%
Public Bank BHD	3,074,925	13,517,058
Japan — 0.6%
Keyence Corp.	10,881	7,466,577

Total FAR EAST		740,117,195

EUROPE — 17.0%
Russia — 7.8%
Gazprom PJSC — SP ADR	2,997,268	15,256,094
Lukoil PJSC — SP ADR	226,859	12,726,790
Magnit PJSC — SP GDR	318,928	14,080,671
MMC Norilsk Nickel PJSC — ADR	745,269	12,513,067
Mobile TeleSystems PJSC — SP ADR	360,110	3,280,602
Moscow Exchange MICEX- RTS PJSC	3,000,261	6,142,355

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (Note A)
Sberbank of Russia PJSC — SP ADR	3,511,706	$40,647,997

		104,647,576

United Kingdom — 1.8%
BGEO Group PLC	247,931	9,117,672
Unilever NV	359,206	14,790,146

		23,907,818

Turkey — 1.6%
Akbank TAS	5,859,613	12,992,195
Emlak Konut Gayrimenkul Yatirim Ortakligi AS — REIT	9,044,943	7,668,031

		20,660,226

Hungary — 1.1%
OTP Bank PLC	532,548	15,226,681
Jersey — 1.1%
Randgold Resources, Ltd. — ADR	199,146	15,202,806
Switzerland — 1.0%
Coca-Cola HBC AG	611,857	13,346,810
Poland — 0.9%
Powszechny Zaklad Ubezpieczen SA	1,457,987	11,570,800
Greece — 0.7%
Hellenic Telecommunications Organization SA	959,026	9,015,034
Czech Republic — 0.6%
Moneta Money Bank AS1**	2,275,365	7,339,187
Luxembourg — 0.4%
Ternium SA — SP ADR	221,743	5,355,093

Total EUROPE		226,272,031

SOUTH AMERICA — 11.0%
Brazil — 8.8%
BB Seguridade Participacoes SA	800,925	6,964,137
BM&F Bovespa SA	1,387,026	7,031,655
Engie Brasil Energia SA	1,132,986	12,183,768
Equatorial Energia SA	1,156,988	19,338,233
Itau Unibanco Holding SA — SP PREF ADR	2,103,242	21,621,328
Kroton Educacional SA	2,296,663	9,406,249
Petroleo Brasileiro SA — SP ADR**	1,473,605	14,898,147
Qualicorp SA	334,510	1,978,467
Telefonica Brasil SA — ADR	1,391,424	18,617,253
Transmissora Alianca de Energia Eletrica SA	821,235	5,233,175

		117,272,412

Peru — 1.5%
Credicorp, Ltd.	126,904	20,033,065

	Number of Shares	Value (Note A)
Argentina — 0.7%
MercadoLibre, Inc.	44,514	$6,950,416
Pampa Energia SA — SP ADR**	79,047	2,751,626

		9,702,042

Total SOUTH AMERICA		147,007,519

NORTH AMERICA — 5.0%
Mexico — 3.3%
America Movil SAB de CV — L — ADR	442,387	5,560,805
Fomento Economico Mexicano SAB de CV — SP ADR	118,201	9,008,098
Grupo Financiero Banorte SAB de CV — O	4,780,120	23,543,584
Mexichem SAB de CV	2,793,245	6,337,122

		44,449,609

United States — 1.3%
Texas Instruments, Inc.	137,681	10,046,583
Xilinx, Inc.	120,504	7,274,826

		17,321,409

Canada — 0.4%
Pan American Silver Corp.	366,414	5,521,859

Total NORTH AMERICA		67,292,877

AFRICA — 4.9%
South Africa — 4.6%
Aspen Pharmacare Holdings, Ltd.	424,132	8,757,648
Capitec Bank Holdings, Ltd.	281,264	14,233,438
FirstRand, Ltd.	4,793,624	18,558,441
MTN Group, Ltd.	1,649,853	15,156,964
Sanlam, Ltd.	922,655	4,225,721

		60,932,212

Egypt — 0.3%
Commercial International Bank Egypt SAE	1,178,693	4,751,180

Total AFRICA		65,683,392

MIDDLE EAST — 2.7%
United Arab Emirates — 2.4%
DP World, Ltd.	471,774	8,260,763
Emaar Properties PJSC	12,360,688	23,995,128

		32,255,891

Qatar — 0.3%
Qatar National Bank SAQ	92,902	4,156,021

Total MIDDLE EAST		36,411,912

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (Note A)
CENTRAL AMERICA — 0.8%
Panama — 0.8%
Copa Holdings SA — A	108,797	$9,882,032

Total CENTRAL AMERICA		9,882,032

Total EQUITY SECURITIES (Cost $1,188,109,575)		1,292,666,958

TOTAL INVESTMENTS (COST $1,188,109,575)	96.8%	$1,292,666,958
Other Assets In Excess Of Liabilities	3.2%	43,205,776

Net Assets	100.0%	$1,335,872,734

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$1,192,134,723

Gross Appreciation	$149,354,390
Gross Depreciation	(48,822,155)

Net Appreciation	$100,532,235

[1]

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of December 31, 2016, this security amounted to $7,339,187 or 0.6% of net assets. This 144A security has not been deemed illiquid.

**	Non-income producing security

ADR — American Depository Receipt

NVDR — Non-Voting Depository Receipt

REIT — Real Estate Investment Trust

SP ADR — Sponsored American Depository Receipt

SP GDR — Sponsored Global Depository Receipt

SP PREF ADR — Sponsored Preferred American Depository Receipt

Regional Weightings*

Asia/Far East Ex-Japan	54.8%
Eastern Europe	12.0%
South America	11.0%
North America	5.0%
Western Europe	5.0%
Africa	4.9%
Middle East	2.7%
Central America	0.8%
Japan	0.6%

Top Ten Holdings*

Alibaba Group Holding, Ltd. — SP ADR	4.1%
Samsung Electronics Co., Ltd. — Pref.	3.3%
Tencent Holdings, Ltd.	3.2%
Ping An Insurance Group Co. of China, Ltd. — H	3.1%
Sberbank of Russia PJSC — SP ADR	3.0%
HDFC Bank, Ltd. — ADR	2.8%
Taiwan Semiconductor Manufacturing Co., Ltd. — SP ADR	2.0%
PT Bank Central Asia Tbk	2.0%
Kweichow Moutai Co., Ltd. — A	1.8%
Emaar Properties PJSC	1.8%

*	All percentages are stated as a percent of net assets at December 31, 2016.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2016

Industry	Percent of Net Assets
Airlines	0.7%
Auto Components	1.7%
Automobiles	1.6%
Beverages	3.5%
Biotechnology	0.9%
Capital Markets	1.5%
Chemicals	1.0%
Commercial Banks	22.9%
Computers & Peripherals	5.0%
Diversified Consumer Services	0.7%
Diversified Financial Services	1.4%
Diversified Telecommunication Services	3.3%
Electric Utilities	3.7%
Electronic Equipment, Instruments & Components	1.5%
Food & Staples Retailing	2.0%
Gas Utilities	0.9%
Health Care Providers & Services	1.1%

Industry	Percent of Net Assets
Hotels, Restaurants & Leisure	1.1%
Independent Power Producers & Energy Traders	0.9%
Insurance	7.5%
Internet Software & Services	9.6%
Metals & Mining	3.4%
Oil, Gas & Consumable Fuels	5.9%
Personal Products	1.1%
Pharmaceuticals	1.1%
Real Estate Investment Trusts	0.6%
Real Estate Management & Development	2.6%
Semiconductors & Semiconductor Equipment	4.6%
Software	0.6%
Textiles, Apparel & Luxury Goods	0.6%
Transportation Infrastructure	2.0%
Wireless Telecommunication Services	1.8%
Other Assets in Excess of Liabilities	3.2%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Emerging Markets Small Cap Growth Fund (“Fund”) returned -9.97% for the year ended December 31, 2016. This return underperformed the Morgan Stanley Capital International (“MSCI”) Emerging Markets Small Cap Index (“Benchmark”), which rose 2.28% for the same period, and the Fund’s secondary benchmark, the MSCI Emerging Markets Index, which advanced 11.19%.

This past year was challenging. Both the Fund’s size bias (small) and its style bias (growth) were deeply out of favor. In fact, this past year brought about one of the most extreme periods of style rotation of the past decade, with the MSCI Emerging Markets Large Cap Value Index returning 17.6% for the year versus -4.5% for the MSCI Emerging Markets Small Cap Growth Index. Since the onset of the stylistic turning point from growth to value in late January 2016, the performance differential between these indices is the widest on record. With value stocks priced at historical extremes at the start of the year, and as macro conditions and growth expectations became slightly better, value was poised to outperform, which it did to dramatic effect.

For 2016, at the sector level, key contributions to performance versus the Benchmark came from security selection within the consumer discretionary and utilities sectors. In addition, an underweight in South Korea and an overweight to the United Kingdom (companies with significant emerging market presence that are listed in the UK) contributed to the fund’s outperformance.

Equatorial Energia SA (Ticker: EQTL3 BZ) was a significant contributor to returns for 2016. The Brazil-based energy company generates and distributes electricity. Its share price has been steadily increasing since 2015 with almost continuously strong performance results. Overall, lower energy losses and strong volume growth in residential consumers drove the company’s earnings growth, which is expected to continue.

Geely Automobile Holdings, Ltd. (Ticker: 175 HK) made a notable contribution to the Fund’s relative and absolute returns for the year. The Hong Kong-based company develops, manufactures and sells automobiles and automobile components in China, Europe, the Middle East, South Korea and Africa. Throughout the year, the company reported positive quarterly revenue gains, helped by the introduction of three new automobile models in 2016. Increased capacity coming online from new factory openings also provided positive momentum that is expected to continue into 2017.

Certain areas detracted from Fund performance during the year. Two sectors that detracted from the performance of the Fund versus the Benchmark were materials and industrials. An underweight to South Africa and security selection within India detracted from Fund performance versus the Benchmark.

Beijing Enterprises Water Group, Ltd. (Ticker: 371 HK) was a significant detractor from relative performance for the year. The Hong Kong-based company operates water reclamation and treatment businesses as well as distribution and consulting services. Although the company reported robust revenue growth, investors were concerned about two business practices. The company’s strategy of using water renovation projects to generate growth, which many analysts see as one-off short-term revenue generators, and its increasing debt level contributed to its declining share price in 2016.

Crompton Greaves Ltd. (Ticker: CRG IN) was a significant detractor from Fund performance for the year. The India-based company provides business solutions to utilities, industries and consumers through transformers, reactors, low tension motors, and switch gears, as well as accompanying systems. Its share price tumbled in March after it announced plans to sell its international operations, which had sustained significant losses. Additionally, as the year progressed, the company’s weak performance coupled with stalled and failed attempts to sell its overseas assets weighed on the company’s forecasts and its share price.

The Fund uses derivatives primarily to hedge a portion of the portfolio, dampen volatility, and manage downside risk. Derivatives held in the Fund generally consisted of put options on exchange-traded funds (ETFs), currency forwards and swaps. During 2016, the derivative positions, in aggregate, detracted from performance while helping the portfolio realize less volatility than the Benchmark.

Despite the challenging environment for emerging market small cap growth equities this past year, we remain optimistic on the long-term return potential and differentiated profile of this segment of the equity market. Investing in companies experiencing earnings inflections has proven successful over a full market cycle, and we continue to see strong support for this approach within a less efficient segment of emerging market equities.

We thank you for your interest in the Driehaus Emerging Markets Small Cap Growth Fund and would like to express our gratitude to you as shareholders for your confidence in our management capabilities.

Sincerely,

Chad Cleaver, CFA	Howard Schwab
Lead Portfolio Manager	Portfolio Manager

Rich Thies	Trent DeBruin, CFA
Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

Driehaus Emerging Markets Small Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 1, 2008 (the date of the Predecessor Limited Partnership’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

	Fund Only				Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/16	1 Year	3 Years	5 Years	Since Inception (08/22/11 - 12/31/16)	Since Inception (12/01/08 - 12/31/16)
Driehaus Emerging Markets Small Cap Growth Fund (DRESX)[1]	–9.97%	–5.09%	4.31%	1.58%	10.49%
MSCI Emerging Markets Small Cap Index-N2	2.28%	–1.27%	3.51%	0.45%	12.84%
MSCI Emerging Markets Small Cap Index-G3	2.56%	–0.97%	3.83%	0.74%	13.16%
MSCI Emerging Markets Index-N4	11.19%	–2.55%	1.28%	0.24%	8.87%

[1]

The Driehaus Emerging Markets Small Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Emerging Markets Small Cap Growth Fund, L.P. (the “Predecessor Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on December 1, 2008, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets on August 22, 2011. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for the periods prior to August 21, 2014, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International Emerging Markets Small Cap Index-Net (MSCI Emerging Markets Small Cap Index-N) is a market capitalization-weighted index designed to measure equity market performance of small cap stocks in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. The benchmark has changed from the Morgan Stanley Capital International Emerging Markets Small Cap Index-Gross (MSCI Emerging

Markets Small Cap Index-G) to the MSCI Emerging Markets Small Cap Index-N because the net index is more commonly used industry wide and is a more representative comparison versus the fund because it is presented net of foreign withholding taxes. Source: Morgan Stanley Capital International Inc.

[3]

The Morgan Stanley Capital International Emerging Markets Small Cap Index-Gross (MSCI Emerging Markets Small Cap Index-G) is a market capitalization-weighted index designed to measure equity market performance of small cap stocks in emerging markets. Data is in U.S. dollars and is calculated with gross dividend reinvestment. Source: Morgan Stanley Capital International Inc.

[4]

The Morgan Stanley Capital International Emerging Markets Index-Net (MSCI Emerging Markets Index-N) is a market capitalization weighted index designed to measure equity market performance in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 96.0%
FAR EAST — 59.8%
China — 13.6%
Angang Steel Co., Ltd. — H**	4,560,000	$2,710,890
Beijing Enterprises Water Group, Ltd.	5,218,000	3,472,162
China Biologic Products, Inc.[1]**	14,080	1,513,882
China Lodging Group, Ltd. — SP ADR[1]**	60,113	3,116,258
China Resources Cement Holdings, Ltd.	8,362,000	3,245,808
China State Construction International Holdings, Ltd.	2,346,000	3,509,395
Fu Shou Yuan International Group, Ltd.	2,405,973	1,424,130
Lee & Man Paper Manufacturing, Ltd.	3,959,768	3,074,061
Semiconductor Manufacturing International Corp.**	1,685,700	2,647,730
Silergy Corp.	388,690	5,475,356
TAL Education Group — ADR[1]**	43,746	3,068,782
Tongda Group Holdings, Ltd.	8,882,322	2,290,882

		35,549,336

India — 12.4%
Arvind, Ltd.	676,607	3,518,616
Aurobindo Pharma, Ltd.	153,712	1,515,831
Bharat Financial Inclusion, Ltd.**	318,840	2,761,839
Bharat Forge, Ltd.	128,588	1,717,570
Crompton Greaves Consumer Electricals, Ltd.**	692,332	1,488,305
Eicher Motors, Ltd.	11,611	3,730,002
Emami, Ltd.	94,078	1,318,991
Indraprastha Gas, Ltd.	238,917	3,232,438
Jain Irrigation Systems, Ltd.	1,247,983	1,619,969
Mahanagar Gas, Ltd.	234,311	2,719,934
Petronet LNG, Ltd.	651,316	3,526,242
PI Industries, Ltd.	148,970	1,824,208
Zee Entertainment Enterprises, Ltd.	520,756	3,476,182

		32,450,127

Taiwan — 11.1%
Airtac International Group	372,840	2,973,095
ASPEED Technology, Inc.	171,052	2,510,397
Basso Industry Corp.	1,294,868	3,756,560
Chunghwa Precision Test Tech Co., Ltd.	86,000	3,175,401

	Number of Shares	Value (Note A)
Ennoconn Corp.	290,720	$3,716,424
King Slide Works Co., Ltd.	214,000	2,768,873
Primax Electronics, Ltd.	2,340,099	3,202,034
Sunny Friend Environmental Technology Co., Ltd.	465,896	1,633,505
Taiwan Paiho, Ltd.	1,196,000	3,540,240
TCI Co., Ltd.	323,240	1,654,864

		28,931,393

Thailand — 9.6%
Bangkok Chain Hospital PCL — NVDR	3,857,400	1,594,212
Beauty Community PCL — NVDR	5,071,769	1,657,047
Home Products Center PCL — NVDR	9,033,679	2,573,087
IRPC PCL — NVDR	49,600,500	6,648,396
KCE Electronics PCL — NVDR	437,554	1,490,669
Land & Houses PCL — NVDR	7,304,079	1,998,854
Sino-Thai Engineering & Construction PCL — NVDR	5,100,900	3,952,751
Star Petroleum Refining PCL — NVDR	6,733,145	2,331,467
Supalai PCL — NVDR	3,931,000	2,744,307

		24,990,790

Malaysia — 3.7%
My EG Services BHD	15,083,686	5,077,210
Top Glove Corp. BHD	3,953,300	4,714,702

		9,791,912

South Korea — 3.6%
ENF Technology Co., Ltd.	78,272	1,535,889
Hanssem Co., Ltd.	18,469	3,042,996
HS Industries Co., Ltd.	234,700	2,030,647
Soulbrain Co., Ltd.	56,157	2,808,315

		9,417,847

Philippines — 3.4%
International Container Terminal Services, Inc.	1,142,732	1,653,901
Metro Pacific Investments Corp.	23,426,601	3,138,469
Metropolitan Bank & Trust Co.	2,868,539	4,189,207

		8,981,577

Indonesia — 2.4%
PT Bank Tabungan Negara Persero Tbk	11,318,500	1,461,807
PT Bumi Serpong Damai Tbk	10,706,243	1,394,653

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (Note A)
PT Pembangunan Perumahan Persero Tbk	11,924,958	$3,372,358

		6,228,818

Total FAR EAST		156,341,800

EUROPE — 10.0%
United Kingdom — 2.6%
BGEO Group PLC	75,555	2,778,538
Tullow Oil PLC**	1,066,356	4,109,457

		6,887,995

Russia — 2.5%
Aeroflot PJSC**	624,354	1,555,669
Moscow Exchange MICEX- RTS PJSC	1,748,476	3,579,609
RusHydro PJSC	92,006,327	1,388,681

		6,523,959

Czech Republic — 2.4%
Moneta Money Bank AS2**	1,917,368	6,184,468
Turkey — 1.4%
Aselsan Elektronik Sanayi Ve Ticaret AS	593,005	2,137,031
Emlak Konut Gayrimenkul Yatirim Ortakligi AS — REIT	1,871,417	1,586,531

		3,723,562

Poland — 1.1%
CCC SA	56,944	2,769,873

Total EUROPE		26,089,857

SOUTH AMERICA — 9.3%
Brazil — 7.3%
EcoRodovias Infraestrutura E Logistica SA	1,374,517	3,479,897
Energisa SA	396,992	2,266,295
Equatorial Energia SA	267,500	4,471,073
Kroton Educacional SA	667,304	2,733,021
Lojas Renner SA	397,666	2,830,959
Marcopolo SA — Pref.	1,815,900	1,528,733
Smiles SA	127,600	1,753,633

		19,063,611

Uruguay — 1.1%
Arcos Dorados Holdings, Inc. — A1**	522,647	2,822,294
Argentina — 0.9%
Pampa Energia SA — SP ADR[1]**	65,656	2,285,485

Total SOUTH AMERICA		24,171,390

NORTH AMERICA — 8.3%
Mexico — 5.8%
Alsea SAB de CV	975,072	2,785,564

	Number of Shares	Value (Note A)
Genomma Lab Internacional SAB de CV — B**	2,289,994	$2,376,199
Gentera SAB de CV	1,871,144	3,009,406
Grupo Aeroportuario del Centro Norte SAB de CV — ADR[1]	109,323	3,776,016
Unifin Financiera SAB de CV SOFOM ENR	1,330,531	3,299,105

		15,246,290

United States — 1.3%
Nexteer Automotive Group, Ltd.	2,862,981	3,396,663
Canada — 1.2%
SEMAFO, Inc.**	954,625	3,142,623

Total NORTH AMERICA		21,785,576

AFRICA — 6.3%
South Africa — 3.5%
AVI, Ltd.	534,118	3,553,073
Capitec Bank Holdings, Ltd.	46,486	2,352,436
Pioneer Foods Group, Ltd.	159,700	1,790,407
The Spar Group, Ltd.	97,048	1,403,243

		9,099,159

Kenya — 1.9%
Safaricom, Ltd.	26,769,110	5,002,717
Egypt — 0.9%
Commercial International Bank Egypt SAE — GDR	669,264	2,442,814

Total AFRICA		16,544,690

MIDDLE EAST — 2.3%
Pakistan — 1.8%
Pak Elektron, Ltd.	2,415,500	1,649,598
United Bank, Ltd.	1,339,605	3,066,171

		4,715,769

United Arab Emirates — 0.5%
NMC Health PLC	70,888	1,348,883

Total MIDDLE EAST		6,064,652

Total EQUITY SECURITIES (Cost $240,329,465)		250,997,965

PURCHASED PUT OPTIONS — 0.6%
iShares China Large-Cap Index ETF, Exercise Price $34.50, Expiration Date January 20, 2017**	10,000	620,000
iShares MSCI Emerging Markets Index ETF, Exercise Price $32.50, Expiration Date January 20, 2017**	10,000	110,000

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (Note A)
iShares MSCI Emerging Markets Index ETF, Exercise Price $34.00, Expiration Date January 20, 2017**	10,000	$320,000
iShares MSCI Mexico Capped Index ETF, Exercise Price $43.00, Expiration Date January 20, 2017**	7,500	412,500

Total PURCHASED PUT OPTIONS (Cost $2,336,428)		1,462,500

TOTAL INVESTMENTS (COST $242,665,893)	96.6%	$252,460,465
Other Assets In Excess Of Liabilities	3.4%	8,926,464

Net Assets	100.0%	$261,386,929

WRITTEN PUT OPTIONS — (0.1%)
iShares China Large-Cap Index ETF, Exercise Price $32.50, Expiration Date January 20, 2017**	(10,000)	$(150,000)
iShares MSCI Mexico Capped Index ETF, Exercise Price $41.00, Expiration Date January 20, 2017**	(7,500)	(120,000)

Total WRITTEN PUT OPTIONS (Premiums received $419,278)		$(270,000)

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$244,551,858

Gross Appreciation	$22,060,608
Gross Depreciation	(14,152,001)

Net Appreciation	$7,908,607

[1]	All or a portion of the security is pledged as collateral for derivatives transactions.

[2]

144A — Security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At December 31, 2016, this security amounted to $6,184,468 or 2.4% of net assets. This 144A security has not been deemed illiquid.

**	Non-income producing security

ADR — American Depository Receipt

ETF — Exchange-Traded Fund

GDR — Global Depository Receipt

NVDR — Non-Voting Depository Receipt

REIT — Real Estate Investment Trust

SP ADR — Sponsored American Depository Receipt

Regional Weightings(a)(b)

Asia/Far East Ex-Japan	59.8%
South America	9.3%
North America	8.3%
Eastern Europe	7.4%
Africa	6.3%
Western Europe	2.6%
Middle East	2.3%

Top Ten Holdings(a)

IRPC PCL — NVDR	2.5%
Moneta Money Bank AS	2.4%
Silergy Corp.	2.1%
My EG Services BHD	1.9%
Safaricom, Ltd.	1.9%
Top Glove Corp. BHD	1.8%
Equatorial Energia SA	1.7%
Metropolitan Bank & Trust Co.	1.6%
Tullow Oil PLC	1.6%
Sino-Thai Engineering & Construction PCL — NVDR	1.5%

(a)	All percentages are stated as a percent of net assets at December 31, 2016.

(b)	Excludes purchased options.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2016

SWAP CONTRACTS

Credit Default Swaps

Counterparty	Reference Instrument	Notional Amount(4)	Buy/Sell Protection(1)(2)	Pay (Receive) Fixed Rate	Expiration Date	Implied Credit Spread(3)	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
Goldman Sachs	Republic of Turkey, 11.875%, 1/15/30	$5,000,000	Buy	1.00%	6/20/2021	2.54%	$302,407	$14,266	$316,673
Goldman Sachs	Republic of Turkey, 11.875%, 1/15/30	$3,500,000	Buy	1.00%	6/20/2021	2.54%	238,736	(17,065)	221,671

Total Credit Default Swaps							$541,143	$(2,799)	$538,344

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(3)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Counterparty	Notional Amount	Fixed Rate(1)	Floating Rate Index(1)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	KRW 12,500,000,000	1.8725%	3-Month KRW KWCDC	12/12/2026	$(38,405)
Morgan Stanley	KRW 12,500,000,000	1.89%	3-Month KRW KWCDC	12/12/2026	(54,991)

Total Interest Rate Swaps					$(93,396)

(1)	Fund pays the floating rate and receives the fixed rate.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2016

FORWARD FOREIGN CURRENCY CONTRACTS

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
KRO	5,851,000,000	USD	5,347,774	MSC	05/10/17	$(501,308)
KRO	13,000,900,000	USD	11,883,278	MSC	05/18/17	(1,113,929)
TWD	269,680,000	USD	8,574,881	GSC	02/24/17	(253,018)
TWD	328,850,000	USD	10,462,934	GSC	05/23/17	(290,292)
USD	5,000,000	KRO	5,851,000,000	GSC	05/10/17	153,534
USD	10,000,000	KRO	11,819,000,000	GSC	05/18/17	209,683
USD	1,080,644	KRO	1,181,900,000	MSC	05/18/17	101,612
USD	8,000,000	TWD	269,680,000	GSC	02/24/17	(321,863)
USD	10,000,000	TWD	328,850,000	GSC	05/23/17	(172,642)

						$(2,188,223)

GSC — Goldman Sachs & Co.

MSC — Morgan Stanley & Company LLC

KRO — South Korean Won (Offshore)

KRW — South Korean Won

TWD — Taiwanese Dollar

USD — United States Dollar

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2016

Industry	Percent of Net Assets
Aerospace & Defense	0.8%
Airlines	0.6%
Auto Components	2.0%
Biotechnology	0.6%
Capital Markets	1.4%
Chemicals	3.1%
Commercial Banks	8.6%
Commercial Services & Supplies	0.6%
Computers & Peripherals	2.7%
Construction & Engineering	4.1%
Construction Materials	1.2%
Consumer Finance	3.5%
Diversified Consumer Services	2.8%
Diversified Financial Services	1.2%
Electric Utilities	4.0%
Electrical Equipment	0.6%
Electronic Equipment, Instruments & Components	2.7%
Food & Staples Retailing	0.5%
Food Products	2.0%
Gas Utilities	2.3%
Health Care Equipment & Supplies	1.8%
Health Care Providers & Services	1.1%

Industry	Percent of Net Assets
Hotels, Restaurants & Leisure	3.3%
Household Durables	3.2%
Information Technology Services	1.9%
Machinery	4.8%
Media	2.0%
Metals & Mining	2.2%
Multiline Retail	1.1%
Oil, Gas & Consumable Fuels	6.4%
Other	0.6%
Paper & Forest Products	1.2%
Personal Products	1.1%
Pharmaceuticals	1.5%
Real Estate Investment Trusts	0.6%
Real Estate Management & Development	2.4%
Semiconductors & Semiconductor Equipment	4.1%
Specialty Retail	1.6%
Textiles, Apparel & Luxury Goods	3.8%
Transportation Infrastructure	3.4%
Water Utilities	1.3%
Wireless Telecommunication Services	1.9%
Other Assets in Excess of Liabilities	3.4%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Frontier Emerging Markets Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Frontier Emerging Markets Fund (“Fund”) returned 9.26%1 for the year ended December 31, 2016. This return outperformed the Morgan Stanley Capital International (“MSCI”) Frontier Markets Index (“Benchmark”), which returned 2.66% for the same period.

Global equity markets experienced rotations across countries and sectors during 2016, coinciding with a huge shift in sentiment from global growth and deflation concerns in mid-January, to global growth and inflation optimism by year-end. Within frontier markets, the macro landscape has favored commodity importing nations over the past couple of years, and while this shift has become more advanced in its move, it has largely remained in place. This continues to serve as a tailwind for domestic demand as well as regional allocations favoring countries such as Vietnam, Pakistan and Bangladesh.

Over the course of 2016, key contributions to performance versus the Benchmark came from the Fund’s security selection in the consumer staples sector and an overweight as well as security selection in the utilities sector. In addition, stock selection in Nigeria and Vietnam contributed to performance.

A notable contribution to the Fund’s return for the year came from holding Maple Leaf Cement Factory, Ltd. (Ticker: MLCF PA). The Pakistan-based company produces and sells cement. Throughout the year, Maple Leaf Cement’s strong quarterly results consistently met or beat expectations as infrastructure spending in Pakistan continues to support the pricing power of the cement industry.

Vietnam Dairy Products JSC (Ticker: VNM VN) was a significant contributor to returns during 2016. The Vietnam-based company manufactures, markets, and distributes dairy products. Its share price has been growing steadily since early 2015. Revenue has regularly met investor expectations while the company is aggressively gaining market share. Additionally, the removal of the foreign ownership limitation has also helped drive up its share price as more investors from outside of Vietnam now have access to its shares.

Certain areas detracted from Fund performance during the year. Underweights to the telecommunication services and energy sectors hurt performance of the Fund relative to the Benchmark. Additionally, an underweight to Morocco and an overweight to Botswana detracted from Fund performance versus the Benchmark.

Letshego Holdings, Ltd. (Ticker: LETSHEGO BG) was a significant detractor from the Fund’s performance during 2016. Letshego is a Botswana-based financial services company engaged in short- to medium-term secured and unsecured loans. With heavy exposure to Mozambique, the company saw its share price decline in concert with the deterioration of political and economic conditions in Mozambique during the year. Increased sovereign credit risk, declining commodity prices, and military clashes between two political rivals, all weighed on the company’s businesses in Mozambique.

Equity Group Holdings, Ltd. (Ticker: EQBNK KN) was a significant detractor from the Fund’s performance during 2016. The Kenya-based commercial bank provides financial services to individuals and businesses in Kenya, Uganda, South Sudan, Rwanda, Tanzania, and the Democratic Republic of Congo. The Kenyan President signed a new banking bill into law in August that caps lending rates and raises the floor on interest earning deposit accounts, both of which negatively impact the company. Banks with a higher proportion of retail clients, such as the company, experienced the largest impact.

Over the past two years, the Fund has largely been positioned to benefit from falling commodity prices with overweights in commodity-consuming countries such as Bangladesh and Pakistan, offset by underweights in commodity exporters such as Nigeria and the Middle East markets. Absent a return of a commodities supercycle, which is not our base case, we expect the Fund to benefit from selective positions across the energy and materials sectors, and in countries that present attractive recovery growth opportunities. We added to positions in the energy sector in the last few months of 2016, and more recently have begun to evaluate opportunities to selectively increase the Fund’s exposure to the Middle East.

We thank you for your interest in the Driehaus Frontier Emerging Markets Fund and would like to express our gratitude to you as shareholders for your confidence in our management capabilities.

Sincerely,

Chad Cleaver, CFA	Rich Thies
Lead Portfolio Manager	Portfolio Manager

[1]	During this period, the Fund’s returns reflect fee waivers and/or expense reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

Driehaus Frontier Emerging Markets Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $250,000 investment (minimum investment) in the Fund since May 4, 2015 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/16	1 Year	Since Inception (05/04/15 - 12/31/16)
Driehaus Frontier Emerging Markets Fund (DRFRX)[1]	9.26%	–2.34%
MSCI Frontier Markets Index-N2	2.66%	–7.84%
MSCI Frontier Markets Index-G3	3.16%	–7.44%

[1]	The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International Frontier Markets Index-Net (MSCI Frontier Markets Index-N) provides broad representation of the equity opportunity set in frontier markets while taking investability requirements into consideration within each market. Data is in U.S. dollars and is calculated with net dividend reinvestment. The benchmark has changed from the Morgan Stanley Capital International Frontier Markets Index-Gross (MSCI Frontier Markets Index-G) to the MSCI Frontier Markets Index-N because the net index is more commonly used industry wide and is a more representative comparison versus the fund because it is presented net of foreign withholding taxes. Source: Morgan Stanley Capital International Inc.

[3]

The Morgan Stanley Capital International Frontier Markets Index-Gross (MSCI Frontier Markets Index-G) provides broad representation of the equity opportunity set in frontier markets while taking investability requirements into consideration within each market. Data is in U.S. dollars and is calculated with gross dividend reinvestment. Source: Morgan Stanley Capital International Inc.

Driehaus Frontier Emerging Markets Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 94.7%
FAR EAST — 27.7%
Bangladesh — 13.5%
Bata Shoe Co. Bangladesh, Ltd.	5,975	$86,811
Berger Paints Bangladesh, Ltd.	3,970	117,070
Beximco Pharmaceuticals, Ltd.	615,043	632,258
BRAC Bank, Ltd.	2,694,755	2,197,631
British American Tobacco Bangladesh Co., Ltd.	10,360	327,276
Delta Brac Housing Finance Corp., Ltd.	963,547	1,252,856
GrameenPhone, Ltd.	347,799	1,257,121
IDLC Finance, Ltd.	1,535,567	1,113,579
Marico Bangladesh, Ltd.	21,754	255,513
MJL Bangladesh, Ltd.	679,498	1,033,944
Olympic Industries, Ltd.	169,349	663,391
Square Pharmaceuticals, Ltd.	308,882	978,912

		9,916,362

Vietnam — 8.6%
Airports Corp. of Vietnam JSC**	387,800	827,679
Bank for Foreign Trade of Vietnam JSC	634,376	987,600
Coteccons Construction JSC	102,560	821,975
Gtnfoods JSC**	745,810	543,694
HA TIEN 1 Cement JSC**	69,294	62,383
Ho Chi Minh City Infrastructure Investment JSC	195,310	241,446
Kinh Bac City Development Share Holding Corp.**	1,003,030	610,073
Nam Long Investment Corp.	161,080	157,041
PetroVietnam Nhon Trach 2 Power JSC	253,766	304,238
Superdong Fast Ferry Kien Giang JSC	2	7
Vietnam Dairy Products JSC	248,954	1,373,177
Vingroup JSC**	197,210	363,744

		6,293,057

Sri Lanka — 3.1%
Access Engineering PLC	2,320,756	384,211
Ceylon Cold Stores PLC	56,423	282,642
Chevron Lubricants Lanka PLC	712,830	747,567
Commercial Bank of Ceylon PLC	434,622	420,696
Melstacorp, Ltd.**	1,107,556	438,438

		2,273,554

	Number of Shares	Value (Note A)
Thailand — 1.7%
Beauty Community PCL — NVDR	1,297,900	$424,050
Group Lease PCL — NVDR	210,400	336,365
Mega Lifesciences PCL — NVDR	668,100	471,078

		1,231,493

Singapore — 0.8%
Yoma Strategic Holdings, Ltd.	1,495,900	604,289

Total FAR EAST		20,318,755

MIDDLE EAST — 21.1%
Pakistan — 15.4%
Adamjee Insurance Co., Ltd.	720,500	511,788
Akzo Nobel Pakistan, Ltd.	162,100	363,446
DG Khan Cement Co., Ltd.	353,500	750,961
Hascol Petroleum, Ltd.	251,497	813,272
HUB Power Co., Ltd.	1,134,100	1,341,688
Hum Network, Ltd.**	6,354,000	912,541
K-Electric, Ltd.**	2,766,817	248,384
Lucky Cement, Ltd.	90,900	754,424
Maple Leaf Cement Factory, Ltd.	707,000	864,183
Nestle Pakistan, Ltd.	2,160	187,338
Packages, Ltd.	101,085	823,256
Pak Elektron, Ltd.	2,190,000	1,495,600
Pakistan Tobacco Co., Ltd.[1]	21,600	296,556
Shifa International Hospitals, Ltd.	137,300	404,382
United Bank, Ltd.	652,174	1,492,736

		11,260,555

United Arab Emirates — 2.6%
Abu Dhabi Commercial Bank PJSC	482,567	906,562
Aramex PJSC	163,429	181,098
NMC Health PLC	44,787	852,224

		1,939,884

Saudi Arabia — 1.6%
Bupa Arabia for Cooperative Insurance Co.	5,728	200,582
Saudi Co. For Hardware LLC	44,232	1,006,473

		1,207,055

Qatar — 0.8%
Qatar Electricity & Water Co. QSC	8,873	553,131
Kuwait — 0.7%
National Bank of Kuwait SAKP	257,917	548,490

Total MIDDLE EAST		15,509,115

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Frontier Emerging Markets Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (Note A)
AFRICA — 18.3%
Kenya — 5.9%
East African Breweries, Ltd.	320,218	$762,498
Equity Group Holdings, Ltd.	1,897,600	555,558
Jubilee Holdings, Ltd.	30,300	144,891
Safaricom, Ltd.	15,180,561	2,837,003

		4,299,950

Nigeria — 5.4%
Guaranty Trust Bank PLC	19,621,446	1,538,668
Zenith Bank PLC	51,635,585	2,418,010

		3,956,678

Egypt — 3.4%
Commercial International Bank Egypt SAE — GDR	199,649	728,719
Egyptian Financial Group- Hermes Holding Co.**	386,280	543,945
Egyptian International Pharmaceuticals EIPICO	11,781	56,858
Elsewedy Electric Co.	175,183	716,482
Medinet Nasr Housing**	227,251	259,089
Six of October Development & Investment Co.**	257,807	214,152

		2,519,245

Morocco — 1.2%
Maroc Telecom	62,293	872,907
Senegal — 0.9%
Sonatel	16,664	668,541
Tanzania — 0.9%
Tanzania Breweries, Ltd.	113,833	626,316
Botswana — 0.6%
Letshego Holdings, Ltd.	2,066,739	442,757

Total AFRICA		13,386,394

EUROPE — 18.1%
Romania — 7.7%
Banca Transilvania	5,085,270	2,812,897
BRD-Groupe Societe Generale SA	419,449	1,155,705
Fondul Proprietatea SA	5,645,465	1,040,922
Transgaz SA Medias	9,033	615,929

		5,625,453

United Kingdom — 3.1%
BGEO Group PLC	24,206	890,177
Ophir Energy PLC**	360,583	428,832
Tullow Oil PLC**	245,811	947,291

		2,266,300

Georgia — 2.5%
Georgia Healthcare Group PLC[2]**	142,195	625,834
TBC Bank Group PLC**	65,433	1,170,894

		1,796,728

	Number of Shares	Value (Note A)
Croatia — 1.1%
Adris Grupa DD — Pref.	12,494	$793,985
Luxembourg — 1.0%
Adecoagro SA**	73,673	764,726
Poland — 1.0%
KRUK SA	12,902	730,712
Estonia — 0.9%
Tallink Grupp AS	695,715	668,633
Jersey — 0.8%
Randgold Resources, Ltd. — ADR	7,917	604,384

Total EUROPE		13,250,921

SOUTH AMERICA — 9.1%
Argentina — 6.4%
Banco Macro SA — ADR	20,971	1,349,484
Grupo Financiero Galicia SA — ADR	72,075	1,940,259
Pampa Energia SA — SP ADR**	41,358	1,439,672

		4,729,415

Colombia — 1.7%
Banco Davivienda SA — Pref.	124,193	1,241,103
Panama — 1.0%
Avianca Holdings SA — SP ADR	75,681	729,565

Total SOUTH AMERICA		6,700,083

NORTH AMERICA — 0.4%
Canada — 0.4%
SEMAFO, Inc.**	88,015	289,745

Total NORTH AMERICA		289,745

Total EQUITY SECURITIES (Cost $66,462,953)		69,455,013

RIGHTS — 0.6%
FAR EAST — 0.6%
Bangladesh — 0.6%
IDLC Finance, Ltd. Expires January 19, 2017**	888,463	418,233

Total FAR EAST		418,233

Total RIGHTS (Cost $326,389)		418,233

EQUITY CERTIFICATES — 0.2%
FAR EAST — 0.2%
Vietnam — 0.2%
Ho Chi Minh City Infrastructure Investment JSC[3]	93,200	115,216

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Frontier Emerging Markets Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (Note A)
Nam Long Investment Corp.[3]	53,190	$51,856

		167,072

Total FAR EAST		167,072

Total EQUITY CERTIFICATES (Cost $160,882)		167,072

TOTAL INVESTMENTS (COST $66,950,224)	95.5%	$70,040,318
Other Assets In Excess Of Liabilities	4.5%	3,276,853

Net Assets	100.0%	$73,317,171

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$67,109,686

Gross Appreciation	$6,485,517
Gross Depreciation	(3,554,885)

Net Appreciation	$2,930,632

[1]

Pursuant to procedures adopted by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC (the “Adviser”), the Fund’s investment adviser.

[2]

144A — This security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At December 31, 2016, this security amounted to $625,834 or 0.9% of net assets. This 144A security has not been deemed illiquid.

[3]

Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At December 31, 2016, the value of these restricted securities amounted to $167,072 or 0.2% of net assets. These restricted securities have not been deemed illiquid.

**	Non-income producing security

Additional information on each restricted security is as follows:

Security	Counter- party	Acquisition Date(s)	Acquisition Cost
Ho Chi Minh City Infrastructure Investment JSC	MACQ	08/03/15	$113,080
Nam Long Investment Corp.	MACQ	05/04/15 to 05/07/15	$47,802

ADR — American Depository Receipt

GDR — Global Depository Receipt

MACQ — Macquarie Capital Group, Ltd.

NVDR — Non-Voting Depository Receipt

SP ADR — Sponsored American Depository Receipt

Regional Weightings*

Asia/Far East Ex-Japan	28.5%
Middle East	21.1%
Africa	18.3%
Eastern Europe	13.2%
South America	9.1%
Western Europe	4.9%
North America	0.4%

Top Ten Holdings*

Safaricom, Ltd.	3.9%
Banca Transilvania	3.8%
Zenith Bank PLC	3.3%
BRAC Bank, Ltd.	3.0%
Grupo Financiero Galicia SA — ADR	2.6%
Guaranty Trust Bank PLC	2.1%
Pak Elektron, Ltd.	2.0%
United Bank, Ltd.	2.0%
Pampa Energia SA — SP ADR	2.0%
Vietnam Dairy Products JSC	1.9%

*	All percentages are stated as a percent of net assets at December 31, 2016.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Frontier Emerging Markets Fund

Schedule of Investments

December 31, 2016

Industry	Percent of Net Assets
Air Freight & Logistics	0.2%
Airlines	1.0%
Beverages	2.9%
Capital Markets	0.7%
Chemicals	3.1%
Commercial Banks	30.5%
Construction & Engineering	1.6%
Construction Materials	3.3%
Consumer Finance	5.9%
Diversified Financial Services	1.4%
Diversified Telecommunication Services	2.1%
Electric Utilities	2.7%
Electrical Equipment	3.0%
Food Products	4.8%
Health Care Providers & Services	2.6%
Independent Power Producers & Energy Traders	1.8%

Industry	Percent of Net Assets
Industrial Conglomerates	1.1%
Insurance	1.2%
Marine	0.9%
Media	1.2%
Metals & Mining	1.2%
Multi-Utilities	0.8%
Oil, Gas & Consumable Fuels	2.7%
Paper & Forest Products	1.1%
Personal Products	0.4%
Pharmaceuticals	2.9%
Real Estate Management & Development	3.1%
Specialty Retail	3.1%
Textiles, Apparel & Luxury Goods	0.1%
Tobacco	0.9%
Transportation Infrastructure	1.6%
Wireless Telecommunication Services	5.6%
Other Assets in Excess of Liabilities	4.5%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus International Small Cap Growth Fund (“Fund”) returned -6.22% for the year ended December 31, 2016. The Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World ex USA Small Cap Growth Index (“Benchmark”), returned -0.28%.

The past year presented a challenging environment for the Fund’s investment approach as relative performance was adversely affected by style effects—particularly by low valuation companies with weaker fundamentals that generally outperformed. Not only were growth and quality out of favor, but an improving backdrop for the global economy and commodity markets exacerbated these trends across sectors and geographies. There were three major episodes of volatility during the course of the year, all of which generally involved value outperforming growth names and low-quality outperforming quality companies.

Over the course of 2016, key contributors to performance versus the Benchmark were the Fund’s holdings in the telecommunication services sector and being underweight to the health care sector as compared to the Benchmark. In addition, underweights to South Korea and Hong Kong contributed positively to the performance of the Fund as compared to the Benchmark.

SEB SA (Ticker: SK FP) made significant contributions to the Fund’s return during 2016. The France-based company manufactures household equipment for consumers. Its share price climbed steadily throughout the year on strong earnings and revenue growth. While analysts raised price targets throughout the year, the company continued to meet or beat those expectations. Organic growth in China and Eastern Europe were the primary drivers behind the company’s consistent outperformance.

RPC Group PLC (Ticker: RPC LN) also made significant contributions to the Fund’s return during 2016. The United Kingdom-based company engineers and designs plastic products. Over the last two years, the company has seen its share price steadily advance as it has beaten financial targets quarter after quarter. Additionally, recent acquisitions have provided synergies to the company and met with investor approval.

For 2016, security selection in the information technology and materials sectors detracted from the Fund’s performance versus the Benchmark. At the country level, security selection within Japan and the Netherlands detracted value.

A significant detractor from returns for the year was Euronext NV (Ticker: ENX FP). The Netherlands-based company is a pan-European exchange group offering products and services for equity, fixed income and derivative markets in Paris, Amsterdam, Brussels, Lisbon and London. Early in the year, its share price tumbled due to a disappointing outlook from management. Shares sold off despite strong growth and positive results as management signaled that investors should not anticipate a further reduction in costs.

Okamoto Industries, Inc. (Ticker: 5122 JP) was a notable detractor from the Fund. The Japan-based company manufactures and sells rubber products, including condoms, food wares, plastic films and industrial materials. Although the company’s fundamentals remain strong, several market forces have affected its industry as a whole. The company is being hurt by a combination of Japan’s declining demand for the company’s main product, polyurethane condoms, due to demographic and social trends, and China’s reversal of the one-child policy, expected to reduce what was growing Chinese demand.

Looking into 2017, there are signs of cyclical elements of inflation and nominal gross domestic product growth picking up. However, as of year-end, the market had been quick to accept a more positive growth outlook, especially considering the level of economic policy uncertainty. Our presiding belief is that the US fiscal stimulus will more than offset tighter monetary settings. The major risk to this view is that the economy loses momentum prior to spending increases. Indeed, fiscal stimulus may not accelerate until 2018, but the effect of higher rates and a stronger US dollar is more imminent.

While this was a difficult year for our investment approach, previous cycles and subsequent growth recoveries have reinforced to us the importance of not deviating from our process. We continue to believe that by investing in quality companies with strong earnings growth, we will deliver superior results over the long term and over full market cycles.

As always, we thank you for your interest in the Driehaus International Small Cap Growth Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities.

Sincerely,

David Mouser	Daniel Burr	Ryan Carpenter
Lead Portfolio Manager	Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

Driehaus International Small Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund over the last 10 fiscal year periods (which includes performance of the Predecessor Limited Partnership), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only				Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/16	1 Year	3 Years	5 Years	Since Inception (09/17/07 - 12/31/16)	10 Years
Driehaus International Small Cap Growth Fund (DRIOX)[1]	–6.22%	0.34%	7.83%	3.85%	5.90%
MSCI AC World ex USA Small Cap Growth Index-N2	–0.28%	0.79%	7.24%	1.56%	2.50%
MSCI AC World ex USA Small Cap Growth Index-G3	–0.04%	1.03%	7.50%	1.81%	2.75%

[1]

The Driehaus International Small Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus International Opportunities Fund, L.P. (the “Predecessor Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on August 1, 2002, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets on September 17, 2007. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for the periods prior to January 1, 2010, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International All Country World ex USA Small Cap Growth Index-Net (MSCI AC World ex USA Small Cap Growth Index-N) is a market capitalization-weighted index designed to measure equity market performance in global developed markets and emerging markets, excluding the U.S., and is composed of stocks which are categorized as small capitalization growth stocks. Data is in U.S. dollars and is calculated with net dividend reinvestment. The benchmark has changed from the Morgan Stanley Capital International All Country World ex USA Small Cap Growth Index-Gross (MSCI AC World ex USA Small Cap Growth Index-G) to the MSCI AC World ex USA Small Cap Growth Index-N because the net index is more commonly used industry wide and is a more representative comparison versus the fund because it is presented net of foreign withholding taxes. Source: Morgan Stanley Capital International Inc.

[3]

The Morgan Stanley Capital International All Country World ex USA Small Cap Growth Index-Gross (MSCI AC World ex USA Small Cap Growth Index-G) is a market capitalization-weighted index designed to measure equity performance in global developed markets and emerging markets, excluding the U.S., and is composed of stocks which are categorized as small capitalization growth stocks. Data is in U.S. dollars and is calculated with gross dividend reinvestment. Source: Morgan Stanley Capital International, Inc.

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 96.1%
EUROPE — 54.6%
United Kingdom — 16.3%
Balfour Beatty PLC	512,459	$1,698,260
Clinigen Group PLC	290,733	2,543,941
Fevertree Drinks PLC	122,058	1,713,343
GKN PLC	824,055	3,368,651
Halma PLC	188,249	2,082,195
Informa PLC	480,077	4,023,223
JD Sports Fashion PLC	930,619	3,646,001
Just Eat PLC**	204,901	1,473,463
Rentokil Initial PLC	1,274,031	3,488,818
RPC Group PLC	319,268	4,190,437
Sage Group PLC	230,931	1,864,137
Spirax-Sarco Engineering PLC	49,911	2,573,607
SSP Group PLC	644,862	3,077,205
Tullow Oil PLC**	610,070	2,351,050
Unite Group PLC — REIT	181,680	1,356,857
Wm Morrison Supermarkets PLC	764,001	2,172,180
Worldpay Group PLC[1]	746,777	2,483,980

		44,107,348

Switzerland — 7.1%
Coca-Cola HBC AG	127,239	2,775,542
Dufry AG**	21,338	2,661,226
Flughafen Zuerich AG	23,794	4,413,912
Logitech International SA	86,195	2,150,008
Temenos Group AG	39,185	2,728,289
VAT Group AG1**	34,672	2,889,050
Ypsomed Holding AG	8,242	1,497,368

		19,115,395

Italy — 5.1%
Azimut Holding SpA	196,471	3,280,101
Brembo SpA	47,732	2,889,103
Davide Campari-Milano SpA	390,867	3,822,348
Prysmian SpA	147,178	3,780,230

		13,771,782

France — 4.9%
Alten SA	38,507	2,704,464
SEB SA	20,053	2,717,766
Teleperformance	44,747	4,488,925
UbiSoft Entertainment SA**	91,669	3,261,555

		13,172,710

Sweden — 4.8%
Com Hem Holding AB	268,323	2,559,356
Dometic Group AB1**	499,304	3,669,177
Saab AB — B	138,716	5,184,378
SSAB AB — A**	396,500	1,504,947

		12,917,858

	Number of Shares	Value (Note A)
Germany — 4.4%
Aurelius Equity Opportunities SE & Co., KGaA	77,104	$4,514,331
Gerresheimer AG	29,546	2,196,403
KION Group AG	35,394	1,969,438
Sartorius AG — Pref.	25,170	1,867,918
Zalando SE1**	33,303	1,272,201

		11,820,291

Finland — 3.6%
Cramo OYJ	68,450	1,714,168
Orion OYJ — B	79,403	3,534,762
Outokumpu OYJ**	122,368	1,095,539
Valmet OYJ	223,905	3,295,008

		9,639,477

Norway — 1.9%
Marine Harvest ASA	170,607	3,076,136
Skandiabanken ASA[1]**	264,875	2,154,802

		5,230,938

Russia — 1.6%
X5 Retail Group NV — GDR**	67,264	2,182,717
Yandex NV — A**	110,742	2,229,236

		4,411,953

Austria — 1.4%
BUWOG AG	59,264	1,378,073
Lenzing AG	19,572	2,369,292

		3,747,365

Ireland — 1.0%
Smurfit Kappa Group PLC	123,267	2,828,064
Netherlands — 1.0%
Aalberts Industries NV	81,679	2,649,895
Spain — 0.8%
Gamesa Corp. Tecnologica SA	100,462	2,037,835
Denmark — 0.7%
Royal Unibrew AS	52,715	2,034,706

Total EUROPE		147,485,617

FAR EAST — 27.7%
Japan — 22.9%
Alps Electric Co., Ltd.	57,666	1,394,345
Brother Industries, Ltd.	197,341	3,561,003
Ebara Corp.	79,590	2,267,677
en-japan, Inc.	68,719	1,231,797
Hazama Ando Corp.	320,390	2,113,546
Itochu Techno-Solutions Corp.	103,250	2,685,604
Itoham Yonekyu Holdings, Inc.**	217,701	2,015,422
Koito Manufacturing Co., Ltd.	63,908	3,384,732
Minebea Co., Ltd.	150,091	1,407,484
Morinaga & Co., Ltd.	68,118	2,841,286

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (Note A)
NH Foods, Ltd.	89,959	$2,428,412
Nichias Corp.	221,298	2,135,822
Nichirei Corp.	169,981	3,519,607
Nifco, Inc.	49,298	2,602,513
Nihon M&A Center, Inc.	116,536	3,240,573
Nishimatsuya Chain Co., Ltd.	163,582	1,962,284
Okamoto Industries, Inc.	151,382	1,396,276
PALTAC Corp.	143,184	3,383,737
Relo Group, Inc.	13,544	1,930,636
Sanken Electric Co., Ltd.**	212,635	931,500
Seria Co., Ltd.	34,001	2,312,795
Shinmaywa Industries, Ltd.	297,060	2,671,316
Start Today Co., Ltd.	175,892	3,038,511
Sumco Corp.	172,735	2,231,699
TechnoPro Holdings, Inc.	73,949	2,372,695
Tokyo Tatemono Co., Ltd.	211,894	2,833,714

		61,894,986

Australia — 2.4%
Bapcor, Ltd.	219,107	936,064
Domino’s Pizza Enterprises, Ltd.	26,234	1,230,378
NEXTDC, Ltd.**	592,834	1,557,264
Treasury Wine Estates, Ltd.	358,746	2,764,942

		6,488,648

China — 1.2%
China Railway Signal & Communication Corp., Ltd. — H1	2,611,827	1,882,792
Man Wah Holdings, Ltd.	2,238,233	1,515,343

		3,398,135

Indonesia — 0.8%
PT Bumi Serpong Damai Tbk	16,263,741	2,118,602
Philippines — 0.4%
Metro Pacific Investments Corp.	8,206,197	1,099,387

Total FAR EAST		74,999,758

NORTH AMERICA — 12.8%
Canada — 12.3%
Advantage Oil & Gas, Ltd.**	452,162	3,071,327
Boyd Group Income Fund	55,038	3,507,281
CCL Industries, Inc. — B	14,270	2,803,729
Cott Corp.	167,968	1,901,548
Dollarama, Inc.	46,245	3,388,510
Enerflex, Ltd.	110,925	1,408,611
Intertape Polymer Group, Inc.	150,614	2,824,608
Kinaxis, Inc.**	68,808	3,202,994
Maple Leaf Foods, Inc.	57,054	1,194,919

	Number of Shares	Value (Note A)
New Flyer Industries, Inc.	73,968	$2,249,919
Parex Resources, Inc.**	170,492	2,145,991
Premium Brands Holdings Corp.	66,008	3,390,244
Shopify, Inc. — A**	51,608	2,212,435

		33,302,116

Mexico — 0.5%
Promotora y Operadora de Infraestructura SAB de CV	151,759	1,266,510

Total NORTH AMERICA		34,568,626

CENTRAL AMERICA — 1.0%
Panama — 1.0%
Copa Holdings SA — A	30,380	2,759,415

Total CENTRAL AMERICA		2,759,415

Total EQUITY SECURITIES (Cost $240,879,327)		259,813,416

TOTAL INVESTMENTS (COST $240,879,327)	96.1%	$259,813,416
Other Assets In Excess Of Liabilities	3.9%	10,587,960

Net Assets	100.0%	$270,401,376

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$241,470,221

Gross Appreciation	$26,201,867
Gross Depreciation	(7,858,672)

Net Appreciation	$18,343,195

[1]

144A — This security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At December 31, 2016, these securities amounted to $14,352,002 or 5.3% of net assets. These 144A securities have not been deemed illiquid.

**	Non-income producing security

GDR — Global Depository Receipt

REIT — Real Estate Investment Trust

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2016

Regional Weightings*

Western Europe	53.0%
Japan	22.9%
North America	12.8%
Asia/Far East Ex-Japan	4.8%
Eastern Europe	1.6%
Central America	1.0%

Top Ten Holdings*

Saab AB — B	1.9%
Aurelius Equity Opportunities SE & Co., KGaA	1.7%
Teleperformance	1.7%
Flughafen Zuerich AG	1.6%
RPC Group PLC	1.5%
Informa PLC	1.5%
Davide Campari-Milano SpA	1.4%
Prysmian SpA	1.4%
Dometic Group AB	1.4%
JD Sports Fashion PLC	1.3%

*	All percentages are stated as a percent of net assets at December 31, 2016.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2016

Industry	Percent of Net Assets
Aerospace & Defense	1.9%
Airlines	1.0%
Auto Components	5.9%
Beverages	5.5%
Building Products	0.8%
Capital Markets	2.9%
Chemicals	1.4%
Commercial Banks	0.8%
Commercial Services & Supplies	2.6%
Computers & Peripherals	2.1%
Construction & Engineering	1.4%
Containers & Packaging	4.7%
Distributors	1.6%
Diversified Financial Services	0.4%
Diversified Telecommunication Services	0.9%
Electrical Equipment	2.1%
Electronic Equipment, Instruments & Components	2.0%
Energy Equipment & Services	0.5%
Food & Staples Retailing	1.6%
Food Products	6.8%
Health Care Equipment & Supplies	1.2%

Industry	Percent of Net Assets
Hotels, Restaurants & Leisure	1.6%
Household Durables	1.6%
Internet & Catalog Retail	1.6%
Internet Software & Services	2.8%
Information Technology Services	2.9%
Life Sciences Tools & Services	1.8%
Machinery	8.1%
Media	1.5%
Metals & Mining	1.0%
Multiline Retail	2.1%
Oil, Gas & Consumable Fuels	2.8%
Pharmaceuticals	1.3%
Professional Services	4.2%
Real Estate Management & Development	3.6%
Semiconductors & Semiconductor Equipment	1.2%
Software	4.1%
Specialty Retail	3.1%
Trading Companies & Distributors	0.6%
Transportation Infrastructure	2.1%
Other Assets in Excess of Liabilities	3.9%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Micro Cap Growth Fund (“Fund”) returned 17.78% for the year ended December 31, 2016. This return was above the performance of the Fund’s benchmark, the Russell Microcap® Growth Index (the “Benchmark”), which returned 6.86% for the same period.

The past year was filled with surprises. The reversal in the price of oil, Brexit, the US election outcome, and the rise in US rates were just some of the notable and unexpected events of 2016. After a steep market decline at the start of 2016, stocks rallied from mid-February through September. Then a sharp selloff occurred prior to the US election, which drove an epic rally into year-end as investors became bullish on the prospects of a more pro-business White House and Congress. However, there were significant differences between styles with the Russell Microcap Value Index returning 30.59% for the year, outperforming its growth counterpart’s 6.86% return by more than 23 percentage points. A primary driver of this disparity was the meaningful appreciation in bank stocks post-election, which boosted value indexes while biotechs, a large component of growth indexes, lagged meaningfully.

For the year 2016, key contributors to performance versus the Benchmark were the Fund’s selection of holdings in the health care and information technology sectors.

Acacia Communications, Inc. (Ticker: ACIA) was the top contributor to Fund performance for the period. The semiconductor company designs and manufactures digital signal processors (DSP) that enable high speed optical communication networks. A strong optical upgrade cycle, which increased the need for DSPs to handle the dramatic increase in processing needs, drove growth for the company in 2016. Since its initial public offering in May, the company has seen high levels of demand from various markets, including China, with impressive revenue and earnings growth in the second and third quarters of the year.

Celator Pharmaceuticals, Inc. (Ticker: CPXX) also contributed to the Fund’s performance for the period. The biopharmaceutical company is focused on developing treatments for cancer. Company performance in 2016 was driven by two main factors. First, in March, the company reported successful, break-through results for its drug candidate, Vyxeos, from a phase 3 study in the treatment of an acute form of leukemia. It was the industry’s first successful drug in decades to treat this rare disease. Second, as a result of this breakthrough, Celator was able to execute a sale of the company to Jazz Pharmaceuticals in May for well in excess of $1 billion.

During the period, the two sectors that detracted the most value from Fund performance versus the Benchmark were selections within the materials and financials sectors.

A holding in the financial sector that detracted from the Fund’s return during the period was Atlas Financial Holdings, Inc. (Ticker: AFH). Atlas is a specialty insurance company with a focus on the growing niche of “light” commercial vehicles, including taxis, limos and newer livery services such as Uber. The stock lagged as investments in growth weighed on earnings estimates.

American Vanguard Corp. (Ticker: AVD) was also a notable detractor to the Fund’s returns for the period. The company develops and markets chemical products for agricultural, commercial and consumer uses. The market overestimated the effect of the Zika virus on demand for the company’s mosquito control products, and when management downplayed the potential impact on sales, a selloff occurred.

Looking ahead, with a Republican-led White House and Congress, market expectations are for a period of higher economic growth resulting from lower taxes, deregulation and fiscal stimulus. Business and consumer optimism surged at the end of 2016 but how it translates into consumer spending and corporate earnings will largely determine how equities perform in 2017.

Volatility will likely increase as initial optimism about the Trump administration fades and the market’s patience is tested by what has historically been a slow-moving legislative process. A stronger dollar, growing inflation expectations and the Fed’s pace of rate increases may also generate market turbulence. Nonetheless, prospects for economic growth have improved with many sectors poised to benefit. While valuations are high and near-term gains may be capped, growth equities have become relatively attractive on a historical basis.

Thank you for your interest in the Driehaus Micro Cap Growth Fund. We appreciate your confidence in our management capabilities.

Sincerely,

Jeff James	Michael Buck
Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

Driehaus Micro Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund over the last 10 fiscal year periods (which includes performance of the Predecessor Limited Partnership), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only			Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/16	1 Year	3 Years	Since Inception (11/18/13 - 12/31/16)	5 Years	10 Years
Driehaus Micro Cap Growth Fund (DMCRX)[1]	17.78%	8.22%	10.39%	19.65%	10.48%
Russell Microcap® Growth Index[2]	6.86%	2.33%	4.50%	13.53%	5.31%

[1]

The Driehaus Micro Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Micro Cap Fund, L.P. (the “Predecessor Limited Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on July 1, 1996, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets together with the assets of the Driehaus Institutional Micro Cap Fund, L.P. on November 18, 2013. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Russell Microcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the micro cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate microcap growth manager's opportunity set.

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 98.9%
HEALTH CARE — 25.5%
Health Care Equipment & Supplies — 8.5%
AxoGen, Inc.**	318,242	$2,864,178
Bovie Medical Corp.[1]**	306,601	1,100,697
Cardiovascular Systems, Inc.**	183,825	4,450,403
CRH Medical Corp.**	344,047	1,806,247
CryoLife, Inc.**	241,881	4,632,021
Inogen, Inc.**	84,306	5,662,834
iRhythm Technologies, Inc.**	74,576	2,237,280
LeMaitre Vascular, Inc.[1]	305,092	7,731,031
Tactile Systems Technology, Inc.[1]**	190,186	3,120,952

		33,605,643

Biotechnology — 7.8%
Array BioPharma, Inc.**	224,807	1,976,053
Blueprint Medicines Corp.**	244,970	6,871,409
Flexion Therapeutics, Inc.**	111,560	2,121,871
Loxo Oncology, Inc.**	210,700	6,766,631
Natera, Inc.**	492,664	5,769,095
Otonomy, Inc.**	128,107	2,036,901
Sunesis Pharmaceuticals, Inc.[1]**	178,157	644,928
Synergy Pharmaceuticals, Inc.**	197,981	1,205,704
Xencor, Inc.**	137,600	3,621,632

		31,014,224

Pharmaceuticals — 5.1%
Aclaris Therapeutics, Inc.**	174,421	4,733,786
Foamix Pharmaceuticals, Ltd.[1]**	468,411	5,199,362
Heska Corp.**	61,853	4,428,675
MyoKardia, Inc.[1]**	181,207	2,346,631
Novan, Inc.**	135,197	3,653,023

		20,361,477

Life Sciences Tools & Services — 2.8%
NanoString Technologies, Inc.**	162,578	3,625,489
NeoGenomics, Inc.**	863,230	7,397,881

		11,023,370

Health Care Providers & Services — 1.1%
BioTelemetry, Inc.**	93,846	2,097,458
US Physical Therapy, Inc.	35,000	2,457,000

		4,554,458

Health Care Technology — 0.2%
Tabula Rasa HealthCare, Inc.**	43,799	656,109

Total HEALTH CARE		101,215,281

	Number of Shares	Value (Note A)
INFORMATION TECHNOLOGY — 22.8%
Semiconductors & Semiconductor Equipment — 8.9%
Acacia Communications, Inc.**	38,746	$2,392,565
CEVA, Inc.**	73,930	2,480,352
CyberOptics Corp.**	77,166	2,014,033
Everspin Technologies, Inc.[1]**	219,202	1,817,185
Ichor Holdings, Ltd.**	338,810	3,665,924
Impinj, Inc.**	290,534	10,267,471
Inphi Corp.**	121,641	5,427,621
PDF Solutions, Inc.**	138,038	3,112,757
Silicon Motion Technology Corp. — ADR	90,617	3,849,410

		35,027,318

Internet Software & Services — 6.4%
Autobytel, Inc.**	141,605	1,904,587
Five9, Inc.**	189,986	2,695,901
GTT Communications, Inc.**	318,695	9,162,481
Mimecast, Ltd.**	193,455	3,462,845
Q2 Holdings, Inc.**	187,471	5,408,538
Quotient Technology, Inc.**	263,763	2,835,452

		25,469,804

Communications Equipment — 3.0%
Oclaro, Inc.**	972,529	8,704,135
Quantenna Communications, Inc.**	178,469	3,235,643

		11,939,778

Electronic Equipment, Instruments & Components — 2.4%
Airgain, Inc.**	125,808	1,811,635
Fabrinet**	64,522	2,600,237
Orbotech, Ltd.**	153,103	5,115,171

		9,527,043

Software — 2.1%
8X8, Inc.**	142,084	2,031,801
Gigamon, Inc.**	97,802	4,454,881
Proofpoint, Inc.**	27,193	1,921,185

		8,407,867

Total INFORMATION TECHNOLOGY		90,371,810

CONSUMER DISCRETIONARY — 15.7%
Hotels, Restaurants & Leisure — 4.5%
Carrols Restaurant Group, Inc.**	199,353	3,040,133
Del Taco Restaurants, Inc.**	305,671	4,316,075
Denny’s Corp.**	170,104	2,182,434
Intrawest Resorts Holdings, Inc.**	173,239	3,092,316
Ruth’s Hospitality Group, Inc.	97,339	1,781,304

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (Note A)
Wingstop, Inc.	116,542	$3,448,478

		17,860,740

Auto Components — 3.5%
Fox Factory Holding Corp.**	196,786	5,460,812
Horizon Global Corp.**	184,995	4,439,880
Modine Manufacturing Co.**	58,451	870,920
Spartan Motors, Inc.	196,522	1,817,829
Unique Fabricating, Inc.[1]	86,179	1,258,213

		13,847,654

Specialty Retail — 3.3%
Boot Barn Holdings, Inc.**	207,233	2,594,557
Francesca’s Holdings Corp.**	103,189	1,860,498
MarineMax, Inc.**	132,036	2,554,897
Pier 1 Imports, Inc.	229,059	1,956,164
Tilly’s, Inc. — A**	175,382	2,313,289
Zumiez, Inc.**	91,755	2,004,847

		13,284,252

Internet & Catalog Retail — 1.4%
Nutrisystem, Inc.	164,136	5,687,312
Automobiles — 1.1%
Winnebago Industries, Inc.	133,663	4,230,434
Diversified Consumer Services — 0.6%
Strayer Education, Inc.**	29,695	2,394,308
Household Durables — 0.6%
Sodastream International, Ltd.**	58,786	2,320,283
Leisure Equipment & Products — 0.6%
MCBC Holdings, Inc.	158,614	2,312,592
Media — 0.1%
Xcel Brands, Inc.[1]**	99,983	439,925

Total CONSUMER DISCRETIONARY		62,377,500

INDUSTRIALS — 15.1%
Building Products — 3.7%
Gibraltar Industries, Inc.**	135,725	5,652,946
Insteel Industries, Inc.	45,962	1,638,086
Patrick Industries, Inc.**	94,570	7,215,691

		14,506,723

Machinery — 2.7%
Astec Industries, Inc.	49,444	3,335,492
Douglas Dynamics, Inc.	69,748	2,347,020
Kornit Digital, Ltd.**	137,720	1,742,158
Lydall, Inc.**	53,455	3,306,192

		10,730,862

Aerospace & Defense — 2.1%
Kratos Defense & Security Solutions, Inc.**	332,162	2,457,999
Mercury Systems, Inc.**	131,929	3,986,894
The KEYW Holding Corp.**	153,124	1,805,332

		8,250,225

	Number of Shares	Value (Note A)
Trading Companies & Distributors — 1.7%
H&E Equipment Services, Inc.	186,184	$4,328,778
SiteOne Landscape Supply, Inc.**	66,579	2,312,289

		6,641,067

Commercial Services & Supplies — 1.2%
Casella Waste Systems, Inc. — A**	164,066	2,036,059
Hudson Technologies, Inc.**	330,988	2,651,214

		4,687,273

Electrical Equipment — 1.1%
Energous Corp.**	112,535	1,896,215
TPI Composites, Inc.**	163,282	2,619,043

		4,515,258

Construction & Engineering — 1.1%
Argan, Inc.	39,458	2,783,762
NV5 Global, Inc.**	45,057	1,504,904

		4,288,666

Air Freight & Logistics — 0.8%
Air Transport Services Group, Inc.**	212,061	3,384,494
Road & Rail — 0.7%
Covenant Transportation Group, Inc. — A**	58,200	1,125,588
YRC Worldwide, Inc.**	124,976	1,659,681

		2,785,269

Total INDUSTRIALS		59,789,837

FINANCIALS — 7.5%
Commercial Banks — 4.5%
Franklin Financial Network, Inc.**	95,833	4,010,611
Live Oak Bancshares, Inc.[1]	182,316	3,372,846
Pacific Premier Bancorp, Inc.**	108,469	3,834,379
Preferred Bank/Los Angeles CA	58,275	3,054,776
TriState Capital Holdings, Inc.**	119,240	2,635,204
Veritex Holdings, Inc.**	37,091	990,701

		17,898,517

Capital Markets — 1.2%
Cowen Group, Inc. — A**	186,779	2,895,075
Piper Jaffray Cos.**	26,007	1,885,508

		4,780,583

Real Estate Investment Trust — 1.0%
Hersha Hospitality Trust	182,713	3,928,330
Insurance — 0.5%
Health Insurance Innovations, Inc. — A**	110,798	1,977,744

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2016

	Number of Shares	Value (Note A)
Thrifts & Mortgage Finance — 0.3%
Meta Financial Group, Inc.	11,211	$1,153,612

Total FINANCIALS		29,738,786

ENERGY — 7.0%
Oil, Gas & Consumable Fuels — 4.6%
Aegean Marine Petroleum Network, Inc.	213,966	2,171,755
Callon Petroleum Co.**	233,526	3,589,295
Earthstone Energy, Inc.**	131,528	1,807,195
Jones Energy, Inc. — A**	625,051	3,125,255
KLR Energy Acquisition Corp.[1]**	119,048	1,352,385
Resolute Energy Corp.**	64,461	2,655,149
Ring Energy, Inc.**	257,939	3,350,628

		18,051,662

Energy Equipment & Services — 2.4%
Fairmount Santrol Holdings, Inc.**	364,036	4,291,984
Mammoth Energy Services, Inc.**	172,122	2,616,254
US Silica Holdings, Inc.	47,748	2,706,357

		9,614,595

Total ENERGY		27,666,257

CONSUMER STAPLES — 3.1%
Beverages — 2.0%
MGP Ingredients, Inc.	85,136	4,255,097
Primo Water Corp.**	294,029	3,610,676

		7,865,773

Food Products — 1.1%
Calavo Growers, Inc.	28,385	1,742,839
Farmer Brothers Co.**	67,209	2,466,570

		4,209,409

Total CONSUMER STAPLES		12,075,182

	Number of Shares	Value (Note A)
MATERIALS — 1.4%
Construction Materials — 1.0%
US Concrete, Inc.**	59,601	$3,903,866
Chemicals — 0.4%
AdvanSix, Inc.**	76,530	1,694,374

Total MATERIALS		5,598,240

UTILITIES — 0.8%
Water Utilities — 0.8%
AquaVenture Holdings, Ltd.**	134,644	3,302,817

Total UTILITIES		3,302,817

Total EQUITY SECURITIES (Cost $322,216,746)		392,135,710

TOTAL INVESTMENTS (COST $322,216,746)	98.9%	$392,135,710
Other Assets In Excess Of Liabilities	1.1%	4,453,942

Net Assets	100.0%	$396,589,652

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$326,764,834

Gross Appreciation	$74,640,728
Gross Depreciation	(9,269,852)

Net Appreciation	$65,370,876

[1]

Pursuant to procedures adopted by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC (the “Adviser”), the Fund’s investment adviser.

**	Non-income producing security

ADR — American Depository Receipt

Top Ten Holdings*

Impinj, Inc.	2.6%
GTT Communications, Inc.	2.3%
Oclaro, Inc.	2.2%
LeMaitre Vascular, Inc.	1.9%
NeoGenomics, Inc.	1.9%
Patrick Industries, Inc.	1.8%
Blueprint Medicines Corp.	1.7%
Loxo Oncology, Inc.	1.7%
Natera, Inc.	1.5%
Nutrisystem, Inc.	1.4%

*	All percentages are stated as a percent of net assets at December 31, 2016.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2016

Industry	Percent of Net Assets
Aerospace & Defense	2.1%
Air Freight & Logistics	0.8%
Auto Components	3.5%
Automobiles	1.1%
Beverages	2.0%
Biotechnology	7.8%
Building Products	3.7%
Capital markets	1.2%
Chemicals	0.4%
Commercial Banks	4.5%
Commercial Services & Supplies	1.2%
Communications Equipment	3.0%
Construction & Engineering	1.1%
Construction Materials	1.0%
Diversified Consumer Services	0.6%
Electrical Equipment	1.1%
Electronic Equipment, Instruments & Components	2.4%
Energy Equipment & Services	2.4%
Food Products	1.1%
Health Care Equipment & Supplies	8.5%
Health Care Providers & Services	1.1%

Industry	Percent of Net Assets
Health Care Technology	0.2%
Hotels, Restaurants & Leisure	4.5%
Household Durables	0.6%
Insurance	0.5%
Internet & Catalog Retail	1.4%
Internet Software & Services	6.4%
Leisure Equipment & Products	0.6%
Life Sciences Tools & Services	2.8%
Machinery	2.7%
Media	0.1%
Oil, Gas & Consumable Fuels	4.6%
Pharmaceuticals	5.1%
Real Estate Investment Trusts	1.0%
Road & Rail	0.7%
Semiconductors & Semiconductor Equipment	8.9%
Software	2.1%
Specialty Retail	3.3%
Thrifts & Mortgage Finance	0.3%
Trading Companies & Distributors	1.7%
Water Utilities	0.8%
Other Assets in Excess of Liabilities	1.1%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Statements of Assets and Liabilities

December 31, 2016

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund
ASSETS:
Investments, at cost	$1,188,109,575	$242,665,893

Investments, at fair value	$1,292,666,958	$252,460,465
Foreign currency, at fair value*	2,258,490	4,707,005
Cash	50,592,469	6,804,343
Swaps, at fair value	—	538,344
Unrealized appreciation on forward foreign currency contracts	—	464,829
Collateral held at custodian for the benefit of brokers	—	1,940,353
Receivables:
Dividends	3,146,042	142,350
Investment securities sold	12,080,597	3,651,429
Fund shares sold	1,753,191	867,528
Foreign taxes	563,882	443,107
Net unrealized appreciation on unsettled foreign currency transactions	—	26,808
Prepaid expenses	15,065	33,701

TOTAL ASSETS	1,363,076,694	272,080,262

LIABILITIES:
Payables:
Investment securities purchased	21,760,835	4,041,414
Fund shares redeemed	3,322,212	3,086,783
Net unrealized depreciation on unsettled foreign currency transactions	37,593	—
Due to affiliates	1,730,164	379,548
Audit and tax fees	56,010	56,010
Accrued expenses	297,146	113,130
Swaps, at fair value	—	93,396
Unrealized depreciation on forward foreign currency contracts	—	2,653,052
Written options outstanding, at fair value (premiums received $419,278)	—	270,000

TOTAL LIABILITIES	27,203,960	10,693,333

NET ASSETS	$1,335,872,734	$261,386,929

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	47,749,026	24,525,271

NET ASSET VALUE	$27.98	$10.66

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2016:
Paid-in capital	$1,423,495,092	$341,821,437
Accumulated net investment income (loss)	(1,925,249)	(935,864)
Accumulated net realized gain (loss)	(190,237,691)	(87,171,470)
Unrealized net foreign exchange gain (loss)	(16,801)	13,394
Unrealized net appreciation (depreciation) on forward foreign currency contracts	—	(2,188,223)
Unrealized net appreciation (depreciation) on swap contracts	—	(96,195)
Unrealized net appreciation (depreciation) on written options	—	149,278
Unrealized net appreciation (depreciation) on investments	104,557,383	9,794,572

NET ASSETS	$1,335,872,734	$261,386,929

*	The cost of foreign currency was $2,281,177, $4,705,213, $1,445,326, $15,974 and $0, respectively.

Notes to Financial Statements are an integral part of this Statement.

Statements of Assets and Liabilities

December 31, 2016

Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund

$66,950,224	$240,879,327	$322,216,746

$70,040,318	$259,813,416	$392,135,710
1,447,155	15,614	—
2,458,048	12,755,058	3,574,316
—	—	—
—	—	—
—	—	—

111,404	397,493	62,705
59,273	97,041	119,694
109,223	260,912	1,525,102
—	—	—

1,562	—	—
7,856	12,397	31,648

74,234,839	273,351,931	397,449,175

775,394	—	—
—	2,476,434	320,644

—	475	—
11,176	347,528	419,362
56,010	54,593	45,360
75,088	71,525	74,157
—	—	—
—	—	—

—	—	—

917,668	2,950,555	859,523

$73,317,171	$270,401,376	$396,589,652

7,666,923	28,991,787	31,340,638

$9.56	$9.33	$12.65

$73,012,004	$254,204,101	$345,191,551
(9,860)	—	316,181
(2,775,949)	(2,711,565)	(18,837,044)
882	(25,249)	—

—	—	—
—	—	—
—	—	—
3,090,094	18,934,089	69,918,964

$73,317,171	$270,401,376	$396,589,652

Notes to Financial Statements are an integral part of this Statement.

Statements of Operations

For the Year Ended December 31, 2016

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund
INVESTMENT INCOME (LOSS):
Income:
Dividends*	$24,469,834	$5,779,465

Total income	24,469,834	5,779,465

Expenses:
Investment advisory fee	21,117,427	5,911,601
Administration fee	757,629	339,700
Professional fees	244,555	79,584
Audit and tax fees	77,120	113,978
Federal and state registration fees	38,000	40,000
Custodian fees	392,504	170,733
Transfer agent fees	349,745	74,225
Trustees’ fees	120,420	62,675
Chief compliance officer fees	16,726	16,726
Reports to shareholders	115,697	37,829
Miscellaneous	83,167	49,108

Total expenses	23,312,990	6,896,159

Investment advisory fees recaptured (waived)	—	—
Transfer agent fees waived	—	—
Fees paid indirectly	(333,420)	(87,149)

Net expenses	22,979,570	6,809,010

Net investment income (loss)	1,490,264	(1,029,545)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OUTSTANDING OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from security transactions	1,811,023	(14,443,030)
Net realized foreign exchange gain (loss)	(3,986,963)	(1,234,684)
Net realized gain (loss) on forward foreign currency contracts	—	(320,407)
Net realized gain (loss) on written options	—	(1,702,378)
Net realized gain (loss) on swap contracts	—	(491,829)
Net change in unrealized foreign exchange gain (loss)	262,720	35,358
Net change in unrealized appreciation (depreciation) on swap contracts	—	(96,195)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	(2,188,223)
Net change in unrealized appreciation (depreciation) on written options	—	242,854
Net change in unrealized appreciation (depreciation) on investments	79,978,937	(16,707,386)

Net realized and unrealized gain (loss) on investments, written options and foreign currency transactions	78,065,717	(36,905,920)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$79,555,981	$(37,935,465)

*	Dividends are net of $2,633,090, $642,150, $148,193, $470,097 and $0 non-reclaimable foreign taxes withheld, respectively.

Notes to Financial Statements are an integral part of this Statement.

Statements of Operations

For the Year Ended December 31, 2016

Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund

$1,652,880	$4,868,285	$1,261,799

1,652,880	4,868,285	1,261,799

750,484	4,713,700	3,571,299
106,499	286,546	234,380
29,399	67,218	63,157
66,130	62,145	45,360
26,104	25,000	62,000
126,571	54,266	32,050
38,298	54,815	58,342
41,896	57,921	56,752
16,726	16,726	16,726
18,765	25,567	57,892
31,896	42,881	39,603

1,252,768	5,406,785	4,237,561

(232,622)	—	—
(19,500)	—	—
(3,328)	(69,175)	(118,475)

997,318	5,337,610	4,119,086

655,562	(469,325)	(2,857,287)

(1,000,880)	(1,608,802)	(221,102)
(264,887)	(235,724)	—
—	—	—
—	—	—
—	—	—
1,446	9,406	—
—	—	—
—	—	—
—	—	—
3,666,373	(18,131,180)	52,521,417

2,402,052	(19,966,300)	52,300,315

$3,057,614	$(20,435,625)	$49,443,028

Notes to Financial Statements are an integral part of this Statement.

Statements of Changes in Net Assets

	Driehaus Emerging Markets Growth Fund		Driehaus Emerging Markets Small Cap Growth Fund
	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2016	For the year ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,490,264	$3,665,087	$(1,029,545)	$(2,195,061)
Net realized gain (loss) on investments, written options and foreign currency transactions	(2,175,940)	(140,031,003)	(18,192,328)	(63,008,129)
Net change in unrealized gain (loss) on investments, written options and foreign currency transactions	80,241,657	(34,604,006)	(18,713,592)	(8,287,636)

Net increase (decrease) in net assets resulting from operations	79,555,981	(170,969,922)	(37,935,465)	(73,490,826)

Distributions to shareholders:
Net investment income	(5,290,378)	—	(450,242)	—
Capital gains	—	—	—	—

Total distributions to shareholders	(5,290,378)	—	(450,242)	—

Capital share transactions:
Proceeds from shares sold	309,521,714	495,687,975	129,130,689	391,387,204
Proceeds from shares issued in connection with merger	—	—	—	—
Reinvestment of distributions	4,691,045	—	313,519	—
Cost of shares redeemed	(415,113,177)	(663,624,481)	(262,403,964)	(395,407,314)
Redemption fees	86,534	108,595	14,640	54,128

Net increase (decrease) in net assets derived from capital share transactions	(100,813,884)	(167,827,911)	(132,945,116)	(3,965,982)

Total increase (decrease) in net assets	(26,548,281)	(338,797,833)	(171,330,823)	(77,456,808)

NET ASSETS:

Beginning of period	$1,362,421,015	$1,701,218,848	$432,717,752	$510,174,560

End of period	$1,335,872,734	$1,362,421,015	$261,386,929	$432,717,752

Accumulated net investment income (loss)	$(1,925,249)	$129,107	$(935,864)	$(35,177)

Capital share transactions are as follows:
Shares issued	11,334,611	17,103,216	11,418,322	29,084,670
Shares issued in connection with merger (see Note G)	—	—	—	—
Shares reinvested	170,089	—	29,916	—
Shares redeemed	(15,124,739)	(23,146,134)	(23,426,218)	(31,207,479)

Net increase (decrease) from capital share transactions	(3,620,039)	(6,042,918)	(11,977,980)	(2,122,809)

*	Fund commenced operations on May 4, 2015.

Notes to Financial Statements are an integral part of this Statement.

Statements of Changes in Net Assets

Driehaus Frontier Emerging Markets Fund		Driehaus International Small Cap Growth Fund		Driehaus Micro Cap Growth Fund
For the year ended December 31, 2016	For the period May 4, 2015 through December 31, 2015*	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2016	For the year ended December 31, 2015

$655,562	$(24,425)	$(469,325)	$(572,264)	$(2,857,287)	$(1,991,209)

(1,265,767)	(1,828,866)	(1,844,526)	20,693,872	(221,102)	(6,843,839)

3,667,819	(576,843)	(18,121,774)	14,357,774	52,521,417	(8,070,470)

3,057,614	(2,430,134)	(20,435,625)	34,479,382	49,443,028	(16,905,518)

(420,026)	—	—	(972,621)	—	—
—	—	(3,539,778)	(7,898,573)	—	(11,379,419)

(420,026)	—	(3,539,778)	(8,871,194)	—	(11,379,419)

63,249,508	22,685,066	21,691,545	46,284,910	165,744,856	280,545,434

—	—	—	79,717,913	—	—
419,165	—	3,236,249	8,097,062	—	10,743,663
(12,560,154)	(685,300)	(71,803,138)	(37,438,916)	(100,792,906)	(92,767,630)
1,432	—	3,469	920	16,537	95,940

51,109,951	21,999,766	(46,871,875)	96,661,889	64,968,487	198,617,407

53,747,539	19,569,632	(70,847,278)	122,270,077	114,411,515	170,332,470

$19,569,632	$—	$341,248,654	$218,978,577	$282,178,137	$111,845,667

$73,317,171	$19,569,632	$270,401,376	$341,248,654	$396,589,652	$282,178,137

$(9,860)	$—	$—	$(876,346)	$316,181	$—

6,722,422	2,300,043	2,243,567	4,649,732	14,632,527	23,283,839

—	—	—	8,325,014	—	—
44,497	—	351,766	814,593	—	994,767
(1,323,560)	(76,479)	(7,448,066)	(3,741,175)	(9,568,318)	(7,946,334)

5,443,359	2,223,564	(4,852,733)	10,048,164	5,064,209	16,332,272

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund

Financial Highlights

	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2013	For the year ended December 31, 2012
Net asset value, beginning of period	$26.52	$29.63	$32.53	$30.61	$25.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.03	0.06	0.04	0.10	0.13
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.54	(3.17)	(1.99)	2.62	4.88

Total income (loss) from investment operations	1.57	(3.11)	(1.95)	2.72	5.01

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.11)	—	—	—	(0.12)
Distributions from capital gains	—	—	(0.95)	(0.80)	—

Total distributions	(0.11)	—	(0.95)	(0.80)	(0.12)

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	0.00 ~	0.00 ~	0.00 ~

Net asset value, end of period	$27.98	$26.52	$29.63	$32.53	$30.61

Total Return	5.88%	(10.49)%	(5.96)%	8.92%	19.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,335,873	$1,362,421	$1,701,219	$1,634,866	$989,258
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.65%	1.65%	1.65%	1.66%	1.68%
Ratio of net expenses to average net assets	1.63%#	1.64%#	1.63%#	1.64%#	1.66%#
Ratio of net investment income (loss) to average net assets	0.11%#	0.22%#	0.11%#	0.33%#	0.48%#
Portfolio turnover	232%	257%	289%	264%	278%

~	Amount represents less than $0.01 per share

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2016	For the year ended December 31, 2015		For the year ended December 31, 2014		For the year ended December 31, 2013		For the year ended December 31, 2012
Net asset value, beginning of period	$11.85	$13.21		$12.49		$11.15		$8.81

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.03)^	(0.05	)^	(0.02	)^	(0.00	)^~	0.00	^~
Net realized and unrealized gain (loss) on investments	(1.14)	(1.31)		0.74		1.36		2.52

Total income (loss) from investment operations	(1.17)	(1.36)		0.72		1.36		2.52

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.02)	—		—		(0.02)		(0.18)
Distributions from capital gains	—	—		—		—		—

Total distributions	(0.02)	—		—		(0.02)		(0.18)

Redemption fees added to paid-in capital	0.00 ~	0.00	~	0.00	~	0.00	~	0.00	~

Net asset value, end of period	$10.66	$11.85		$13.21		$12.49		$11.15

Total Return	(9.97)%	(10.22)%		5.77%		12.11%		28.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$261,387	$432,718		$510,175		$191,285		$80,997
Ratio of expenses before reimbursements and/or recapture, waivers and fees paid indirectly to average net assets	1.75%	1.69	%¥	1.73%		1.85%		2.15%
Ratio of net expenses to average net assets	1.73%#	1.68	%#¥	1.71	%+#	1.90	%+#	1.99	%+#
Ratio of net investment loss to average net assets	(0.26)%#	(0.39	)%#	(0.14	)%+#	(0.02	)%+#	(0.02	)%+#
Portfolio turnover	240%	306%		265%		223%		183%

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 22, 2011. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until August 21, 2014.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

¥	Ratio of expenses to average net assets includes interest expense of less than 0.005% for the year ended December 31, 2015. The interest expense is from utilizing the line of credit (see Note D in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Frontier Emerging Markets Fund

Financial Highlights

	For the year ended December 31, 2016	For the period May 4, 2015 through June 30, 2015
Net asset value, beginning of period	$8.80	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.12 ^	(0.01)
Net realized and unrealized gain (loss) on investments	0.69	(1.19)

Total income (loss) from investment operations	0.81	(1.20)

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.05)	—
Distributions from capital gains	—	—

Total distributions	(0.05)	—

Redemption fees added to paid-in capital	(0.00)~	—

Net asset value, end of period	$9.56	$8.80

Total Return	9.26%	(12.00	)%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$73,317	$19,570
Ratio of expenses before reimbursements and waivers and fees recaptured, if any, to average net assets	2.50%	3.89	%*
Ratio of net expenses to average net assets	1.99%+#	2.00	%*+#
Ratio of net investment income (loss) to average net assets	1.31%+#	(0.22	)%*+#
Portfolio turnover	90%	66	%**

*	Annualized

**	Not Annualized

^	Net investment income (loss) per share has been calculated using the average share method.

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, May 4, 2015. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until May 3, 2018.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2016		For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2013	For the year ended December 31, 2012
Net asset value, beginning of period	$10.08		$9.20	$10.84	$9.45	$8.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02)		(0.02)^	(0.04)	(0.01)^	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.61)		1.17	(0.42)	2.74	0.95

Total income (loss) from investment operations	(0.63)		1.15	(0.46)	2.73	0.98

LESS DISTRIBUTIONS:
Dividends from net investment income	—		(0.03)	(0.06)	(0.13)	(0.04)
Distributions from capital gains	(0.12)		(0.24)	(1.12)	(1.21)	—

Total distributions	(0.12)		(0.27)	(1.18)	(1.34)	(0.04)

Redemption fees added to paid-in capital	0.00	~	0.00 ~	0.00 ~	0.00 ~	0.00 ~

Net asset value, end of period	$9.33		$10.08	$9.20	$10.84	$9.45

Total Return	(6.22)%		12.58%	(4.32)%	29.24%	11.67%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$270,401		$341,249	$218,979	$270,671	$234,959
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.72%		1.71%	1.74%	1.73%	1.76%
Ratio of net expenses to average net assets	1.70	%*#	1.70%#	1.72%#	1.70%#	1.74%#
Ratio of net investment income (loss) to average net assets	(0.15	)%*#	(0.19)%#	(0.40)%#	(0.11)%#	0.31%#
Portfolio turnover	151%		251%	277%	320%	280%

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2016		For the year ended December 31, 2015		For the year ended December 31, 2014		For the period November 18, 2013 through December 31, 2013
Net asset value, beginning of period	$10.74		$11.25		$10.74		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.11	)^	(0.14	)^	(0.14)		(0.02)
Net realized and unrealized gain (loss) on investments	2.02		0.08		1.01		0.76

Total income (loss) from investment operations	1.91		(0.06)		0.87		0.74

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—		—		—
Distributions from capital gains	—		(0.45)		(0.36)		—

Total distributions	—		(0.45)		(0.36)		—

Redemption fees added to paid-in capital	0.00	~	0.00	~	0.00	~	—

Net asset value, end of period	$12.65		$10.74		$11.25		$10.74

Total Return	17.78%		(0.55)%		8.21%		7.40	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$396,590		$282,178		$111,846		$74,677
Ratio of expenses before reimbursements and waivers and fees recaptured, if any, to average net assets	1.48%		1.53%		1.59%		2.28	%*
Ratio of net expenses to average net assets	1.44	%+#	1.52	%+#	1.60	%+#	1.70	%*+#
Ratio of net investment income (loss) to average net assets	(1.00	)%+#	(1.21	)%+#	(1.39	)%+#	(1.55	)%*+#
Portfolio turnover	180%		183%		191%		21	%**

*	Annualized

**	Not Annualized

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, November 18, 2013. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 1.70% of average daily net assets until November 18, 2016.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mutual Funds

Notes to Financial Statements

A.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is an open-end registered management investment company under the Investment Company Act of 1940, as amended, organized as a Delaware statutory trust, with eight separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013, and amended as of June 4, 2015, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The five series (“Funds” or each a “Fund”) included in this report are as follows:

Fund	Commencement of Operations
Driehaus Emerging Markets Growth Fund	12/31/97
Driehaus Emerging Markets Small Cap Growth Fund	08/22/11
Driehaus Frontier Emerging Markets Fund	05/04/15
Driehaus International Small Cap Growth Fund*	09/17/07
Driehaus Micro Cap Growth	11/18/13

*	On December 29, 2010, the Driehaus International Small Cap Growth Fund was closed to new investors.

The investment objective of each Fund is to maximize capital appreciation.

Driehaus Emerging Markets Growth Fund seeks to achieve its objective by investing primarily in equity securities of emerging markets companies.

Driehaus Emerging Markets Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of small capitalization emerging markets companies.

Driehaus Frontier Emerging Markets Fund seeks to achieve its objective by investing primarily in equity securities of frontier emerging markets companies.

Driehaus International Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of smaller capitalization non-U.S. companies exhibiting strong growth characteristics.

Driehaus Micro Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of micro capitalization U.S. companies exhibiting strong growth characteristics.

The Funds, which are investment companies within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Securities Valuation and Transactions

Equity securities and exchange-traded options are valued at the last sale price as of the close of the primary exchange or other designated time. Equity certificates are valued at the last sale price of the underlying security as of the close of the primary exchange. Swaps, forward foreign currency contracts and other financial derivatives are valued daily, primarily by an independent pricing service using pricing models, and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service. In addition, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the U.S. market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. To the extent utilized, securities would be considered level 2 in the hierarchy described below. Substantially all transfers between level 1 and level 2 relate to the use of these procedures.

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Funds’ investments that are measured at fair value by level within the fair value hierarchy as of December 31, 2016 is as follows:

Fund	Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Driehaus Emerging Markets Growth Fund
Equity Securities:
Africa	$65,683,392	$65,683,392	$—	$—
Central America	9,882,032	9,882,032	—	—
Europe	226,272,031	220,129,676	6,142,355	—
Far East	740,117,195	740,117,195	—	—
Middle East	36,411,912	36,411,912	—	—
North America	67,292,877	67,292,877	—	—
South America	147,007,519	147,007,519	—	—

Total Investments	$1,292,666,958	$1,286,524,603	$6,142,355	$—

Driehaus Emerging Markets Small Cap Growth Fund
Assets:
Equity Securities:
Africa	$16,544,690	$16,544,690	$—	$—
Europe	26,089,857	19,565,898	6,523,959	—
Far East	156,341,800	156,341,800	—	—
Middle East	6,064,652	6,064,652	—	—
North America	21,785,576	21,785,576	—	—
South America	24,171,390	24,171,390	—	—
Purchased Put Options	1,462,500	1,462,500	—	—
Swap Contracts	538,344	—	538,344	—
Forward Foreign Exchange Contracts	464,829	—	464,829	—

Total Assets	$253,463,638	$245,936,506	$7,527,132	$—

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Fund	Total Value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Written Put Options	$(270,000)	$(270,000)	$—	$—
Swap Contracts	(93,396)	—	(93,396)	—
Forward Foreign Exchange Contracts	(2,653,052)	—	(2,653,052)	—

Total Liabilities	$(3,016,448)	$(270,000)	$(2,746,448)	$—

Driehaus Frontier Emerging Markets Fund
Equity Securities:
Africa	$13,386,394	$13,386,394	$—	$—
Europe	13,250,921	13,250,921	—
Far East	20,318,755	20,318,755	—	—
Middle East	15,509,115	15,509,115	—	—
North America	289,745	289,745	—	—
South America	6,700,083	6,700,083	—	—
Rights*	418,233	—	418,233	—
Equity Certificates*	167,072	—	167,072	—

Total Investments	$70,040,318	$69,455,013	$585,305	$—

Driehaus International Small Cap Growth Fund
Investments in Securities*	$259,813,416	$259,813,416	$—	$—

Driehaus Micro Cap Growth Fund
Investments in Securities*	$392,135,710	$392,135,710	$—	$—

*	See Schedule of Investments for industry and/or country breakout.

Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from closing prices for the same securities, which means that a Fund may value those securities higher or lower than another fund that does not employ fair value. In addition, the fair value price may differ materially from the value a Fund may ultimately realize.

For the year ended December 31, 2016, securities with end of period values of $771,207 held by Driehaus Frontier Emerging Markets Fund were transferred from level 2 to level 1.

Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date or as soon as the information is available. Income and expenses are accrued daily.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Options Contracts

The Funds are subject to equity and other risk exposures in the normal course of pursuing their investment objective. The Funds may use options contracts to hedge their portfolio or a portion thereof or speculatively for the purpose of profiting from a decline in the market value of a security. The Driehaus Emerging Markets Small Cap Growth Fund used both purchased and written options during the year ended December 31, 2016 to hedge exposure to certain countries or sectors.

The Funds may write covered call and put options on futures, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such in the Schedule of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

For the year ended December 31, 2016, the average monthly volume of purchased and written options for Driehaus Emerging Markets Small Cap Growth Fund were $5,042,161 and $568,200, respectively.

The premiums received and the number of option contracts written during the year ended December 31, 2016 were as follows:

Driehaus Emerging Markets Small Cap Growth Fund	Number of Contracts	Premiums Received
Options outstanding at December 31, 2015	13,500	$704,424
Options written	10,665,250	20,150,057
Options closed	(631,250)	(19,145,527)
Options expired	(10,030,000)	(1,289,676)

Options outstanding at December 31, 2016	17,500	$419,278

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of December 31, 2016, Funds with outstanding options are as listed on the Schedules of Investments.

Swap Contracts

The Driehaus Emerging Markets Small Cap Growth Fund may engage in various swap transactions, including forward rate agreements and interest rate, currency, volatility, index and total return swaps, primarily to manage risk, or as alternatives to direct investments. The Fund may also engage in credit default swaps, which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default, refinancing or bankruptcy). The Fund engaged in credit default swaps during the year ended December 31, 2016 to protect against credit events and interest rate swaps to hedge currency risks.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value. The maximum exposure to loss of the notional value as a seller of credit default swaps outstanding at December 31, 2016, for the Driehaus Emerging Markets Small Cap Growth Fund was $0.

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund discloses swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of December 31, 2016, the Driehaus Emerging Markets Small Cap Growth Fund had outstanding swap contracts as listed on the Schedule of Investments.

Forward Foreign Currency Contracts

The Driehaus Emerging Markets Small Cap Growth Fund used forward foreign currency contracts during the year ended December 31, 2016 to hedge foreign currency exposure in the portfolio. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Fund could be exposed to credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or market risk if the value of the

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

foreign currency changes unfavorably. As of December 31, 2016, the Driehaus Emerging Markets Small Cap Growth Fund had forward foreign currency contracts as listed in the Schedule of Investments.

Foreign Currency Spot Contracts

The Funds enter into foreign currency spot contracts to facilitate transactions in foreign currency denominated securities. These spot contracts are typically open for 2 to 5 days, depending on the settlement terms of the underlying security transaction. On December 31, 2016, the Funds had foreign currency spot contracts outstanding under which they are obligated to exchange currencies at specified future dates. The net unrealized appreciation or depreciation on spot contracts is reflected as Net unrealized appreciation or depreciation on unsettled foreign currency transactions in the Statements of Assets and Liabilities.

Equity Certificates

The Funds may invest in equity certificates, which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These derivative instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. These equity certificates are subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis. A Fund’s equity certificates are not subject to any master netting agreement.

On December 31, 2016, Driehaus Frontier Emerging Markets Fund had unrealized appreciation (depreciation) of $6,190 as a result of its investments in these financial instruments. The aggregate market values of these certificates for Driehaus Frontier Emerging Markets Funds represented 0.2% of its total market value of investments at December 31, 2016.

Derivative Investment Holdings Categorized by Risk Exposure

Each Fund is subject to the FASB’s “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Driehaus Emerging Markets Small Cap Growth Fund’s derivative contracts by primary risk exposure as of December 31, 2016:

Risk exposure category	Asset derivatives	Fair value	Liability derivatives	Fair value
Credit contracts	Swaps, at fair value	$538,344
Equity contracts	Investments, at fair value	$1,462,500	Written options outstanding, at fair value	$270,000
Foreign currency contracts	Unrealized appreciation on forward foreign currency contracts	$464,829	Unrealized depreciation on forward foreign currency contracts	$2,653,052
Interest rate contracts			Swaps, at fair value	$93,396

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Driehaus Frontier Emerging Markets Fund’s derivative contracts by primary risk exposure as of December 31, 2016:

	Asset derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair value
Equity contracts	Investments, at market value	$167,072

The following table sets forth the Driehaus Emerging Markets Small Cap Growth Fund’s net realized gain (loss) by primary risk exposure and by type of derivative contract for the year ended December 31, 2016.

	Amount of realized gain (loss) on derivatives
Risk exposure category	Equity Certificates	Credit Default Swaps Contracts	Interest Rate Swaps Contracts	Purchased Options	Written Options	Forward Foreign Currency Contracts
Commodity contracts	$—	$—	$—	$(3,532,059)	$(336,773)	$—
Credit contracts	—	(491,829)	—	—	—	—
Equity contracts	757,762	—	—	(29,039,200)	(1,395,605)	—
Foreign currency contracts	—	—	—	(88,000)	30,000	(320,407)
Interest contracts	—	—	—	633,493	—	—

The following table sets forth the Driehaus Frontier Emerging Markets Fund’s net realized gain (loss) by primary risk exposure and by type of derivative contract for the year ended December 31, 2016.

Amount of realized gain (loss) on derivatives
Risk exposure category	Equity Certificates
Equity contracts	$112,314

The following table sets forth the Driehaus Emerging Markets Small Cap Growth Fund’s change in net unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the year ended December 31, 2016.

	Change in unrealized appreciation (depreciation) on derivatives
Risk exposure category	Equity Certificates	Credit Default Swaps Contracts	Interest Rate Swaps Contracts	Purchased Options	Written Options	Forward Foreign Currency Contracts
Credit contracts	$—	$(2,799)	$—	$—	$—	$—
Equity contracts	(1,504,829)	—	—	(972,616)	242,854	—
Foreign currency contracts.	—	—	—	301,251	—	(2,188,223)
Interest rate contracts	—	—	(93,396)	—	—	—

The following table sets forth the Driehaus Frontier Emerging Markets Fund’s change in net unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the year ended December 31, 2016.

Change in unrealized appreciation (depreciation) on derivatives
Risk exposure category	Equity Certificates
Equity contracts	$112,182

Disclosures about Offsetting Assets and Liabilities

The Driehaus Emerging Markets Small Cap Growth Fund is party to various agreements, including International Swaps and Derivatives Association Inc. master agreements and related Credit Support Annexes (“Master Netting Agreements” or “MNA”), which govern the terms of certain transactions with select counterparties. MNAs are designed to reduce counterparty risk associated with the relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

certainty. As MNAs are specific to the unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of default with respect to all of the transactions governed under a single agreement with that counterparty. MNAs can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at market value or Collateral held at custodian for the benefit of brokers.

The Funds’ derivative contracts held at December 31, 2016, are not accounted for as hedging instruments under U.S. generally accepted accounting principles (“U.S. GAAP”). For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MNAs or similar arrangements on the Statements of Assets and Liabilities. The settlement of exchange-traded options is guaranteed by the exchange the option is traded on and is not subject to arrangements with particular counterparties. For that reason, these options are excluded from the below disclosure.

The following table presents the Driehaus Emerging Markets Small Cap Growth Fund’s financial and derivative assets subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2016:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount[1]
Swap contracts	$538,344	$—	$—	$538,344
Forward foreign currency contracts	$464,829	$(464,829)	$—	$—

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

The following table presents the Driehaus Emerging Markets Small Cap Growth Fund’s financial and derivative liabilities subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2016:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount[2]
Swap contracts	$93,396	$—	$(93,396)	$—
Forward foreign currency contracts	$2,653,052	$(464,829)	$(2,188,223)	$—

[2]	Net amount represents the net amount payable to the counterparty in the event of default.

Federal Income Taxes

No provision is made for Federal income taxes since each Fund has elected to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”) and has made and declared all the required distributions to its shareholders in amounts sufficient to relieve each Fund from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

Each Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2016, 2015, 2014 and 2013 remain open to Federal and state audit. As of December 31, 2016, management has evaluated the application of these standards to each Fund, and has determined that no provision for income tax is required in each Fund’s financial statements for uncertain tax provisions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and regulations that exist in the foreign markets in which they invest.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

For the year ended December 31, 2016, reclassifications were recorded to undistributed net investment income, undistributed net realized gain and paid-in capital for any permanent tax differences. These reclassifications relate primarily to foreign currency losses, sales of passive foreign investment companies, net operating losses and foreign capital gain taxes paid. Results of operations and net assets were not affected by these reclassifications.

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund
Undistributed net investment income	$1,745,758	$579,100	$(245,396)	$1,345,671	$3,173,468
Undistributed net realized gain	(1,745,758)	(579,100)	245,396	2,148,217	(1,479,911)
Paid-in capital	—	—	—	(3,493,888)	(1,693,557)

For Federal income tax purposes, capital loss carryforwards represent net capital losses of a Fund that may be carried forward for a maximum period of eight years and applied against future net realized gains. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the Federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. New net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss. Such new net capital losses generally must be used by a regulated investment company before it uses any net capital losses incurred in taxable years beginning before December 22, 2010. This increases the likelihood that net capital losses incurred in taxable years beginning before December 22, 2010 will expire unused. The following table shows the amounts of capital loss carryover, if any, by each of the applicable Funds as of December 31, 2016:

	Post-Enactment Unlimited Period of Net Capital Loss Carryover
Fund	Short-Term	Long-Term	Accumulated Capital Loss Carryover
Driehaus Emerging Markets Growth Fund	$186,212,543	$—	$186,212,543
Driehaus Emerging Markets Small Cap Growth Fund	$85,965,444	$—	$85,965,444
Driehaus Frontier Emerging Markets Fund	$2,351,585	$386,764	$2,738,349
Driehaus International Small Cap Growth Fund	$2,120,671	$—	$2,120,671
Driehaus Micro Cap Growth Fund	$13,972,775	$—	$13,972,775

During the year ended December 31, 2016, Driehaus International Small Cap Growth Fund lost $2,128,468 of pre-enactment capital loss carryforwards due to expiration.

Pursuant to Federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and December 31 as occurring on the first day of the following tax year. For the year ended December 31, 2016, the following qualified late-year losses were deferred and recognized on January 1, 2017:

Fund	Late-Year Ordinary Loss Deferral	Total Capital Loss Deferral	Total
Driehaus Emerging Markets Growth Fund	$1,925,249	$—	$1,925,249
Driehaus Emerging Markets Small Cap Growth Fund	251,256	—	251,256

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from:	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund
Ordinary income	$5,290,378	$450,242	$420,026	$—	$—
Net long-term capital gain	—	—	—	3,539,778	—

Total distributions paid	$5,290,378	$450,242	$420,026	$3,539,778	$—

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distributions paid from:	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund
Ordinary income	$—	$—	$—	$474,717	$—
Net long-term capital gain	—	—	—	8,396,477	11,379,419

Total distributions paid	$—	$—	$—	$8,871,194	$11,379,419

As of December 31, 2016, the components of net assets on a tax basis were as follows:

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund
Undistributed ordinary income	$—	$—	$112,002	$—	$—
Undistributed long-term capital gain	—	—	—	—	—

Accumulated earnings	$—	$—	$112,002	$—	$—
Paid-in capital	1,423,495,092	341,821,437	73,012,004	254,204,101	345,191,551
Accumulated capital and other losses	(188,137,792)	(86,216,700)	(2,738,349)	(2,120,671)	(13,972,775)
Unrealized appreciation (depreciation) on foreign currency	(16,801)	(2,133,132)	882	(25,249)	—
Unrealized appreciation on investments	100,532,235	7,908,607	2,930,632	18,343,195	65,370,876
Other temporary differences	—	6,717	—	—	—

Net assets	$1,335,872,734	$261,386,929	$73,317,171	$270,401,376	$396,589,652

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark-to-market.

Foreign Currency Translation

Foreign currency and equity securities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on spot contracts underlying securities transactions and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) from security transactions and the net change in unrealized appreciation (depreciation) of investments.

Use of Estimates

The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnifications

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

B.  INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

Richard H. Driehaus, an Interested Trustee of the Trust, is also the Chairman of the Board of Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, and of Driehaus Securities LLC (“DS LLC” or the “Distributor”), a registered broker-dealer.

DCM serves as the Funds’ investment adviser. In return for its services to the Funds, DCM receives monthly fees. Driehaus Micro Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.25% of the Fund’s average daily net assets. Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Frontier Emerging Markets Fund and Driehaus International Small Cap Growth Fund each pay the Adviser a monthly fee computed and accrued daily at an annual rate of 1.50% of each Fund’s average daily net assets. Prior to May 1, 2016, the Driehaus Emerging Markets Growth Fund paid the Adviser a monthly fee computed and accrued daily at an annual rate of 1.50% of the Fund’s average daily net assets. Beginning May 1, 2016, the Driehaus Emerging Markets Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.50% on the first $1.5 billion, 1.00% on the next $500 million and 0.75% in excess of $2 billion of the Fund’s average daily net assets.

DCM entered into an agreement to cap Driehaus Micro Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.70% of average daily net assets until November 17, 2016. For a period of three years subsequent to the Fund’s commencement of operations, DCM was entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remained below the operating expense cap in place at the time of the waiver and the current operating expense cap. For the year ended December 31, 2016, DCM did not waive or recapture fees for Driehaus Micro Cap Growth Fund under this agreement and there are no amounts still subject to recapture.

DCM has entered into a contractual agreement to cap Driehaus Frontier Emerging Markets Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales and other portfolio transaction expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 2.00% of average daily net assets until May 3, 2018. For a period of three years subsequent to the Fund’s commencement of operations on May 4, 2015, DCM is

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap. For the year ended December 31, 2016, DCM waived fees for Driehaus Frontier Emerging Markets Fund totaling $232,622 under this agreement. The amount of potential recovery expiring May 3, 2018 was $415,908.

The amounts incurred and payable to DCM during the year ended December 31, 2016 are as follows:

Fund	Advisory Fees	Advisory Fees Payable (included in Due to affiliate)
Driehaus Emerging Markets Growth Fund	$21,117,427	$1,730,164
Driehaus Emerging Markets Small Cap Growth Fund	5,911,601	379,548
Driehaus Frontier Emerging Markets Fund	750,484	11,176
Driehaus International Small Cap Growth Fund	4,713,700	347,528
Driehaus Micro Cap Growth Fund	3,571,299	419,362

The Funds direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to pay a portion of the Funds’ operating expenses using part of the commissions generated. For the year ended December 31, 2016, these arrangements reduced the expenses of Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Frontier Emerging Markets Fund, Driehaus International Small Cap Growth Fund and Driehaus Micro Cap Growth Fund by $333,420 (1.4%), $87,149 (1.3%), $3,328 (0.3%), $69,175 (1.3%) and $118,475 (2.8%), respectively.

Certain officers of the Trust are also officers of DCM and DS LLC. The Funds pay a portion of the Chief Compliance Officer’s salary and bonus. No other officers received compensation from the Funds. The Independent Trustees are compensated for their services to the Trust and such compensation is reflected as Trustees’ fees in the Statements of Operations.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Funds’ administrative and accounting agent. In compensation for these services, BNY Mellon earns the greater of a monthly minimum fee or a monthly fee based upon average daily net assets. BNY Mellon also acts as the transfer agent and dividend disbursing agent for the Funds. For these services, BNY Mellon earns a monthly fee based on shareholder processing activity during the month. BNY Mellon has agreed to waive a portion of its monthly fee for transfer agent services for the first two years of operations for Driehaus Frontier Emerging Markets Fund. For the year ended December 31, 2016, BNY Mellon waived $19,500 for Driehaus Frontier Emerging Markets Fund.

C.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investment securities, other than short-term obligations and options, for the year ended December 31, 2016 were as follows:

Fund	Purchases	Sales
Driehaus Emerging Markets Growth Fund	$3,079,172,935	$3,145,928,634
Driehaus Emerging Markets Small Cap Growth Fund	857,515,910	987,544,004
Driehaus Frontier Emerging Markets Fund	90,106,844	41,039,393
Driehaus International Small Cap Growth Fund	458,228,587	502,849,588
Driehaus Micro Cap Growth Fund	580,502,642	515,179,471

D.  LINE OF CREDIT

Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Frontier Emerging Markets Fund, Driehaus International Small Cap Growth Fund and Driehaus Micro Cap Growth Fund have, with certain other funds in the Trust, together obtained a committed line of credit in the amount of $50,000,000. This line of credit is available primarily to meet large, unexpected shareholder

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

withdrawals subject to certain restrictions. Interest is charged at a rate per annum equal to the Federal Funds Rate in effect at the time of the borrowings plus 1.5%, or 1.75%, whichever is greater. There is a commitment fee of 0.10% of the excess of the $50,000,000 committed amount over the sum of the average daily balance of any loans, which is allocated amongst all funds that have access to the line. At December 31, 2016, the Funds had no outstanding borrowings under the line of credit.

E.  FOREIGN INVESTMENT RISKS

To the extent a Fund invests in foreign securities, it may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.

F.  REDEMPTION FEES

The Funds may charge a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase. The redemption fees are recorded in paid-in capital and reflected in the Statements of Changes in Net Assets.

G.  SUBSEQUENT EVENTS

Events or transactions that occurred after the date of this report through the date the report was issued have been evaluated for potential impact to the financial statements. There are no subsequent events that require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Driehaus Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Frontier Emerging Markets Fund, Driehaus International Small Cap Growth Fund, and Driehaus Micro Cap Growth Fund (collectively, the “Funds”) as of December 31, 2016, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds noted above at December 31, 2016, and the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 23, 2017

Interested and Independent Trustees of the Trust

The following table sets forth certain information with respect to the Trustees of the Trust as of December 31, 2016:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	8	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser.	None
Independent Trustees:
Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and Chairman	Since 1996 Since 2014	8	Retired; President of Ludan, Inc. (real estate development services specializing in senior housing) from April 2008 to December 2014.	None

Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1952	Trustee	Since 2012	8	President and Chief Executive Officer, National Endowment for Financial Education, 2005 to present.	Wilshire Variable Insurance Trust, 2008-2010; Wilshire Mutual Funds Inc., 2008- 2010; Advisory Board of the Trust, 2011-2012.

Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	8	Relationship Manager, Great Lakes Advisors, Inc. since February 2008.	None

Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Trustee	Since 2012	8	Private Investor since September 2003.	Independent Trustee, Met Investors Series Trust since December 2000; Independent Trustee, Metropolitan Series Fund, Inc. since May 2009; Advisory Board of the Trust, 2011-2012.

Christopher J. Towle, CFA c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1957	Trustee	Since 2016	8	Retired; Partner, Portfolio Manager, Director of High Yield and Convertible Securities, Lord Abbett & Co. from 1987-2014.	None

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus has a controlling interest in the Adviser and the Distributor.

Officers of the Trust

The following table sets forth certain information with respect to the officers of the Trust:

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	President	Since 2011	President and Chief Executive Officer of Adviser, Distributor and USVI since October 2006.

Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Managing Director, Treasurer and Chief Financial Officer of the Adviser and Distributor since 2012; Vice President, Treasurer and Chief Financial Officer of USVI since 2004; Vice President, Treasurer and Chief Financial Officer of the Adviser and Distributor from 2004-2012.

Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Assistant Vice President and Chief Legal Officer	Since 2007 Since 2012	Managing Director, Secretary and General Counsel of the Adviser since 2012; Chief Compliance Officer of the Trust, Adviser and Distributor from 2006-2012.

Michael R. Shoemaker 25 East Erie Street Chicago, IL 60611 YOB: 1981	Chief Compliance Officer and Assistant Vice President	Since 2012	Assistant Vice President and Chief Compliance Officer of the Adviser and Distributor since 2012; Associate Chief Compliance Officer of the Adviser and Distributor from 2011-2012.

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Secretary	Since 2015	Vice President and Manager, BNY Mellon Investment Servicing (US) Inc. (formerly PNC, a financial services company) since 2010.

Michael P. Kailus 25 East Erie Street Chicago, IL 60611 YOB: 1971	Assistant Secretary and Anti-Money Laundering Compliance Officer	Since 2010 Since 2011	Assistant Secretary of the Adviser, Distributor and USVI since 2010; Senior Attorney with the Adviser since 2010.

Christine V. Mason 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1956	Assistant Secretary	Since 2015	Senior Specialist, BNY Mellon Investment Servicing (US) Inc. (formerly PNC, a financial services company) since 2013; Senior Paralegal, Foreside Funds Distributors LLC (formerly BNY Mellon Distributors Inc.) from 2004-2013.

The Statement of Additional Information for Driehaus Mutual Funds contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-800-560-6111.

Fund Expense Examples

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended December 31, 2016.

Actual Expenses

The first line of the tables below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Funds versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Driehaus Emerging Markets Growth Fund

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Six Months Ended December 31, 2016*
Actual	$1,000	$997.90	$8.14
Hypothetical (5% return before expenses)	$1,000	$1,016.99	$8.21

Driehaus Emerging Markets Small Cap Growth Fund

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Six Months Ended December 31, 2016*
Actual	$1,000	$924.40	$8.42
Hypothetical (5% return before expenses)	$1,000	$1,016.39	$8.82

Fund Expense Examples — (Continued)

Driehaus Frontier Emerging Markets Fund

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Six Months Ended December 31, 2016*
Actual	$1,000	$1,032.70	$10.17
Hypothetical (5% return before expenses)	$1,000	$1,015.13	$10.08

Driehaus International Small Cap Growth Fund

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Six Months Ended December 31, 2016*
Actual	$1,000	$959.70	$8.42
Hypothetical (5% return before expenses)	$1,000	$1,016.54	$8.67

Driehaus Micro Cap Growth Fund

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Six Months Ended December 31, 2016*
Actual	$1,000	$1,218.70	$8.09
Hypothetical (5% return before expenses)	$1,000	$1,017.85	$7.35

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366 to reflect the half-year period.

Driehaus Emerging Markets Growth Fund	1.62%
Driehaus Emerging Markets Small Cap Growth Fund	1.74%
Driehaus Frontier Emerging Markets Fund	1.99%
Driehaus International Small Cap Growth Fund	1.71%
Driehaus Micro Cap Growth Fund	1.45%

Shareholder Information

TAX INFORMATION (UNAUDITED) FOR THE YEAR ENDED DECEMBER 31, 2016

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Funds designate the following amounts as a long-term capital gain distribution:

Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund
$—	$—	$—	$3,539,778	$—

For taxable non-corporate shareholders, the following percentages of income and short-term capital gains represent qualified dividend income subject to the 15% rate category:

Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund
100.00%	100.00%	100.00%	0.00%	0.00%

For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:

Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund
12.16%	0.00%	1.02%	0.00%	0.00%

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Funds’ website at http://www.driehaus.com.

Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2016 is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available electronically on the SEC’s website at http://www.sec.gov; hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330. Each Fund’s complete schedule of portfolio holdings is also available on the Fund’s website at http://www.driehaus.com.

Board Considerations in Connection with the Annual Review of the

Investment Advisory Agreement

The Board of Trustees of Driehaus Mutual Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the renewal of the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Emerging Markets Growth Fund (“DREGX”), Driehaus International Small Cap Growth Fund (“DRIOX”), Driehaus Micro Cap Growth Fund (“DMCRX”), Driehaus Emerging Markets Small Cap Growth Fund (“DRESX”) and Driehaus Frontier Emerging Markets Fund (“DRFRX”) (DREGX, DRIOX, DMCRX, DRESX and DRFRX are each a “Fund” and collectively, the “Funds”) on September 14, 2016 for an additional one-year term ending September 30, 2017. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. The Independent Trustees held a conference call with their independent legal counsel on September 8, 2016 to review the materials provided in response to their request, and identified areas for further response by Fund management. Following receipt of further information from Fund management, the Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement for each Fund. After their consideration of all the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement at the Board meeting.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that the Adviser has managed each Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund. The Board considered, generally, that shareholders invested in each Fund, knowing that the Adviser managed the Fund and knowing the investment advisory fee schedule.

Nature, Quality and Extent of Services.    The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered the Trust’s compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, and noted the Adviser’s process for evaluating best execution. The Board considered the Adviser’s risk management strategies and the process developed by the Adviser for analyzing, reviewing and assessing risk exposure for the Funds. The Board also considered the Funds’ process for fair valuation of portfolio securities and noted the Board’s review of Fund valuation matters throughout the year.

The Board evaluated DREGX’s, DRIOX’s, DRESX’s and DMCRX’s performance for year-to-date and 1-, 3- and 5-year periods ended June 30, 2016 and DRFRX’s performance for year-to-date and 1-year periods ended June 30, 2016 (the Fund’s inception date was May 4, 2015), as available, comparing it to performance of a peer group of funds compiled by the Adviser from data from Lipper Analytical Services, Inc., an independent provider of mutual fund data that is a service of Broadridge Financial Solutions (“Lipper”) and to each Fund’s benchmark indices, as identified in reports to shareholders. The Board noted that for DMCRX and DRFRX all information was based on a custom peer group created by the Adviser from the full peer group and that for DRESX, the 5-year information was available only based on a custom peer group. The Board also reviewed performance information for DMCRX and DRESX that separated the performance of the Funds from their predecessor limited partnerships. Because the predecessor limited partnerships to DMCRX and DRESX did not operate as mutual funds and were not subject to certain investment and operational restrictions, the Board factored those differences into its evaluation of these Funds’ longer-term performance information. The Board noted that the Adviser represented that because the Funds’ performance can be volatile over shorter time periods, for Funds with longer performance records, it was meaningful to also analyze the performance over rolling time periods, and the Board reviewed rolling relative performance to benchmark information for all the Funds other than DRFRX. The Board also considered whether investment results were consistent with each Fund’s investment objective and policies.

As to the specific Funds, the Board considered that, as of June 30, 2016, DREGX’s performance was in the top decile of a custom peer group and top quartile of its full peer group for the 5-year period and in the second quartile for the 1- and 3-year periods. The Board also noted that DREGX outperformed both of its benchmark indices for the 1-, 5- and 10-year and since-inception (December 31, 1997) periods and outperformed the MSCI Emerging Markets Index, but underperformed the MSCI Emerging Markets Growth Index for the 3-year period.

The Board considered that, as of June 30, 2016, although DRIOX’s performance for the 5-year period was below the median of its peer group, its performance was above the median for the 1- and 3-year periods (second quartile for each period). The Board also noted that DRIOX outperformed its benchmark index for the 1-, 3-, 5- and 10-year and since-inception (September 17, 2007) periods (the 10-year and since-inception periods include the performance of its predecessor partnership).

The Board considered that, as of June 30, 2016, DMCRX’s performance for the 3- and 5-year periods was in the first quartile of a custom peer group (noting that the 3- and 5-year periods include the performance of a predecessor partnership), although the fund underperformed for the 1-year period (fourth quartile). In addition, the Board noted that DMCRX outperformed its benchmark index for the since-inception (January 1, 2003), 3-, 5- and 10-year periods (all of which include the performance of a predecessor partnership).

The Board considered that, as of June 30, 2016, DRESX’s performance was in the top decile of a custom peer group (full peer group unavailable) for the 5-year period and the second quartile of both the custom and full peer groups for the 3-year period (the 5-year period includes the performance of its predecessor limited partnership). The Fund was in the fourth quartile for the 1-year period. In addition, the Fund outperformed its benchmark indices for the 5-year and since-inception (August 22, 2011) periods (the 5-year period includes the performance of its predecessor limited partnership).

The Board considered that, as of June 30, 2016, DRFRX’s performance for the 1-year period was in the first quartile of a custom peer group and the second quartile of the custom peer group for the year-to-date period. In addition, the Fund outperformed its benchmark index for the since-inception (May 4, 2015), year-to-date and 1-year periods.

For each Fund other than DRFRX, the Board also considered each Fund’s rolling 1-year, 3-year and 5-year returns, as applicable, over the life of the Fund relative to its benchmark and noted that, in a majority of the time periods measured, each Fund outperformed its benchmark index. As to the Funds in general, the Board concluded that the Adviser had consistently implemented its investment philosophy, and that over the long term, the investment philosophy produces value for shareholders.

On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser were satisfactory.

Fees.    The Board considered each Fund’s advisory fee rates, operating expenses and total expense ratio as of December 31, 2015 as compared to peer group information based on data compiled from Lipper as of the most recent fiscal year end of each fund in the peer group. The information provided to the Board showed that each Fund’s advisory fee rate ranked at the high end of its peer group; however, because of the Funds’ fee structures, total expense ratios are relatively competitive, falling between the 25th and 55th percentiles (1st percentile being the highest expense ratio). In addition, the Board considered, for DMCRX and DRFRX, the expense reimbursement arrangements with the Adviser. The Board also considered the Funds’ advisory fee rates as compared to fees charged by the Adviser for similarly managed institutional accounts, as applicable. With respect to institutional accounts, the Board noted that: (i) both the mix of services provided and the level of responsibility and resources required under the Agreement were significantly greater as compared to the Adviser’s obligations for managing the other accounts; and (ii) the advisory fees for the other accounts are less relevant to the Board’s consideration because they reflect significantly different competitive forces than those in the mutual fund marketplace. In considering the reasonableness of the advisory fees, the Board took into account the Adviser’s substantial human and technological resources devoted to investing for the Funds, the relatively small amount of assets under management and the limited capacity of the investment style. In addition, the Board noted that the Adviser’s directed brokerage program had resulted in a total of approximately $465,000 in directed brokerage credits during calendar year 2015, which were used to reduce expenses of the Funds.

On the basis of the information reviewed, the Board concluded that the advisory fee schedule for each Fund was reasonable in light of the nature and quality of services provided by the Adviser.

Profitability.    The Board reviewed information regarding revenues received by the Adviser under the Agreement from each Fund and discussed the Adviser’s methodology in allocating its costs to the management of the Funds. The Board considered the estimated costs to the Adviser of managing the Funds. The Board noted that DRIOX is currently closed to new investors in order to maintain assets at a level that the Adviser feels is prudent, which limits the Fund’s profitability to the Adviser. The Board also noted that the Funds do not have a Rule 12b-1 fee or shareholder service fee, and that the Adviser’s affiliate, Driehaus Securities LLC (“DS LLC”), serves as distributor of the Funds without compensation and that DS LLC provides compensation to intermediaries for distribution of Fund shares and for shareholder and administrative services to shareholders, the expense of which is reimbursed by the Adviser under an expense sharing arrangement with DS LLC. The Board concluded that, based on the projected profitability calculated for the Trust as well as for the Funds individually (noting that DMCRX and DRFRX were expected to be operated at a loss), the advisory fees did not produce excessive profits.

Economies of Scale.    In considering the reasonableness of the advisory fee, the Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any such economies of scale. Given the size of the Funds and the capacity constraints of the investment style, the Board concluded that the advisory fee rates under the Agreement are reasonable and reflect an appropriate sharing of any such economies of scale.

Other Benefits to the Adviser and its Affiliates.    The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliates. The Board also considered benefits to the Adviser related to soft dollar allocations. The Board concluded that advisory fees were reasonable in light of these fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

DRH-AR2016

Driehaus Mutual Funds

Trustees & Officers

Richard H. Driehaus

Trustee

Theodore J. Beck

Trustee

Francis J. Harmon

Trustee

Christopher J. Towle

Trustee

Dawn M. Vroegop

Trustee

Daniel F. Zemanek

Chairman of the Board

Robert H. Gordon

President

Michelle L. Cahoon

Vice President & Treasurer

Janet L. McWilliams

Chief Legal Officer &

Assistant Vice President

Michael R. Shoemaker

Chief Compliance Officer &

Assistant Vice President

William H. Wallace, III

Secretary

Michael P. Kailus

Assistant Secretary & Anti-Money

Laundering Compliance Officer

Christine Mason

Assistant Secretary

Investment Adviser

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

Distributor

Driehaus Securities LLC

25 East Erie Street

Chicago, IL 60611

Administrator & Transfer Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

Annual Report to Shareholders

December 31, 2016

Driehaus Active Income Fund

Driehaus Select Credit Fund

Driehaus Event Driven Fund

Distributed by:

Driehaus Securities LLC

This report has been prepared for the shareholders of the Funds and is not an offer to sell or buy any Fund securities. Such offer is only made by the Funds’ prospectus.

Driehaus Active Income Fund — Portfolio Managers’ Letter

Dear Shareholders,

The Driehaus Active Income Fund (“Fund”) returned 5.63% for the year ended December 31, 2016. This return outperformed the Fund’s benchmark, the Citigroup 3-Month T-Bill Index, which returned 0.27% for the same period. The Fund also outperformed the Bloomberg Barclays US Aggregate Bond Index, which returned 2.65% for the year.

2016 opened with widening spreads across the credit universe. Investment grade and high yield credits reached their widest spreads for the year in February, which then compressed a respective 93 and 476 basis points through year-end, generating returns of 5.96% and 17.49%. Leveraged loans also provided solid returns of 9.78%, the asset class’ strongest return since it rose 15.4% in 2012. Similarly, domestic equity markets rallied with the S&P 500 Index returning 11.96%. In general, a steady improvement in the commodity backdrop that started in February, a better outlook for global growth, and the possibility of fiscal stimulus helped drive performance in nearly all markets. As a result, default activity trended down throughout the year. More than half of 2016’s defaults were in the first half of the year, and commodity sectors accounted for more than 80% of the activity. At the end of 2016, the high yield default rate was 3.98% (0.68% excluding commodities).

The directional long trading strategy was the most significant contributor for the year. The positions with the largest impact were concentrated in the aerospace and defense, technology, energy, pharmacy, gym, software, cable and gaming industries. The event driven strategy was the second most significant contributor. Event trades focus on catalyst-driven corporate events, such as mergers and acquisitions or company announcements. Depending on the anticipated timing and nature of the event, these trades can be structured using a single security type or a combination of bonds, options, bank loans, swaps and equities. Eight positions in the gaming, entertainment technology, cable, cinema, media and education industries added the most value, driven by announced acquisitions closing or equity prices rallying. These gains were partially offset by losses in four positions in the health insurance, pharmacy and insurance brokerage industries.

The capital structure arbitrage and convertible arbitrage strategies also generated positive returns. Capital structure arbitrage trades are created with a long and short side to the trade, which will typically move inversely to each other, allowing us to hedge risk and dampen volatility. While one side of the trade will often detract from the trade, the overall trade is designed for the contributor to be larger than the detractor. Convertible arbitrage trades attempt to profit from changes in a company’s equity volatility by purchasing a convertible bond and simultaneously shorting the same company’s common stock. The position with the largest contribution in the capital structure arbitrage strategy was a long-leaning position in the energy sector that rallied due to the recovery of commodity prices. A short-leaning trade in a satellite operator also contributed to performance, as did several long-leaning positions in financial preferred stocks. In the convertible arbitrage strategy, two positions in a cement building products company and a communications equipment company outperformed as they posted strong earnings throughout the year and participated in the equity market rally.

On the negative side, the directional short and pairs trading strategies detracted from performance. Short positions in several energy companies underperformed as commodity prices stabilized and rallied throughout the year. These losses were partially offset by a profitable short in a European sovereign. The loss in the pairs trading strategy was driven by a position in a Brazilian energy company, where the short leg of the trade underperformed the long leg of the trade.

The hedging strategies had mixed performance. The volatility trades detracted from returns as various downside protection trades that were focused on the S&P 500 or other equity indices lost value as equities rallied throughout the year. Volatility trades are generally constructed by implementing various option strategies, through forwards, or through the use of credit default swaps on indices. Although the volatility trades detracted from performance on a net basis, there were three months (January, June and October) where the trades contributed to performance. The interest rate hedge, which is constructed with US Treasury futures and US Treasury swaptions, had a positive effect on returns. The majority of this contribution came in the second half of the year as interest rates started to increase in anticipation of a Federal Reserve hike in December, improving domestic macro data, and a change in policy suggesting significant fiscal stimulus in 2017.

1

Looking ahead, we are excited about the investment opportunities we see in the capital markets despite tight spreads and muted volatility. We are finding a number of mid-single digit expected rate of return trades as many companies are retiring old bonds and replacing them with lower coupons. That’s not ideal if you are a long-term holder of that company’s bonds, but it enables us to identify securities that are likely to be called in a relatively short time period and lock in a respectable yield until that projected call date. On the downside, you can’t expect much in the way of price appreciation as the security typically hovers right around call price. On the upside, the security typically doesn’t drop much in a selloff because investors know that the company is likely to call the bond.

We also have been active in the loan market. There are plenty of companies with approximately 5% yielding paper and low to moderate credit risk. Here again, the opportunity for capital appreciation is limited, but so is the security’s expected price volatility. Additionally, the LIBOR rate has been rising, which means the coupons on these securities have been rising. Consequently, investors have little interest rate exposure from these loans.

Last, risk-arbitrage trades should remain a steady source of investment opportunities. Corporate activity has only showed signs of speeding up, not slowing down. At the same time, there has been little capital allocated to funds that typically employ risk arbitrage. Steady supply with low demand tends to provide attractive investment opportunities.

As always, we at Driehaus Capital Management thank you for your interest in the Driehaus Active Income Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities.

Sincerely,

K.C. Nelson	Elizabeth Cassidy
Portfolio Manager	Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance page for index definitions.

2

Driehaus Active Income Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $25,000 investment (minimum investment) in the Fund over the last 10 fiscal year periods (which includes performance of the Predecessor Fund), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/16	1 Year	3 Years	5 Years	10 Years
Driehaus Active Income Fund (LCMAX)[1]	5.63%	1.18%	3.13%	3.71%
Citigroup 3-Month T-Bill Index[2]	0.27%	0.11%	0.09%	0.73%
Bloomberg Barclays U.S. Aggregate Bond Index[3]	2.65%	3.03%	2.23%	4.28%

[1]

The Driehaus Active Income Fund (the “Fund”) performance shown above includes the performance of the Lotsoff Capital Management Active Income Fund (the “Predecessor Fund”) for the periods before the Fund’s registration statement became effective. The Fund received the assets and liabilities of the Predecessor Fund on June 1, 2009 through a reorganization of the Predecessor Fund into the Fund. The Predecessor Fund was a nondiversified fund that was a series of another management investment company registered under the Investment Company Act of 1940, as amended. The Fund had no prior operating history prior to succeeding to the assets of the Predecessor Fund. The Fund has substantially similar investment objectives, strategies, and policies as the Predecessor Fund. Financial and performance information of the Fund includes the Predecessor Fund information.

[2]

The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3-month U.S. Treasury Bill. The Citigroup 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

[3]

The Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index, represents securities that are SEC-registered, taxable and dollar denominated. This index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

3

Driehaus Active Income Fund

Schedule of Investments

December 31, 2016

	Shares, Principal Amount, or Number of Contracts	Value
ASSET-BACKED SECURITIES — 0.01%
CWABS, Inc. Asset-Backed Certificates Series 2004-1 1.24%, 4/25/34[2,9]	$122,988	$113,757
Merrill Lynch Mortgage Investors Trust Series 2004-HE2 1.70%, 8/25/35[2,9]	124,929	110,787

Total ASSET-BACKED SECURITIES (Cost $248,020)		224,544

BANK LOANS — 23.33%
Chemicals — 0.62%
Avantor Performance Materials Holdings, Inc. 6.00%, 6/21/22[2,7]	13,902,283	14,180,329
Computers — 0.42%
DynCorp International, Inc. 7.75%, 7/7/20[2,7,9]	10,000,000	9,612,500
Entertainment — 2.78%
Scientific Games International, Inc. 6.00%, 10/18/20[2,7]	62,242,381	63,143,650
Food — 0.85%
Chobani LLC 5.25%, 10/7/23[2,7]	19,000,000	19,308,750
Insurance — 3.49%
Asurion LLC 8.50%, 3/3/21[2,7]	53,119,370	54,098,892
Asurion LLC 5.00%, 8/4/22[2,7]	21,748,731	22,066,806
Lonestar Intermediate Super Holdings LLC 10.00%, 8/10/21[2,7]	3,000,000	3,097,500

		79,263,198

Internet — 5.27%
EIG Investors Corp. 6.00%, 2/9/23[2,7]	29,696,970	29,511,364
ProQuest LLC 5.75%, 9/24/21[2,7]	26,459,098	26,707,152
Uber Technologies, Inc. 5.00%, 7/7/23[2,7]	17,930,000	17,997,237
Vivid Seats LLC 6.75%, 10/12/22[2,7]	35,000,000	35,000,000
Vivid Seats LLC 10.75%, 10/12/23[2,7]	10,500,000	10,552,500

		119,768,253

Investment Companies — 0.71%
Larchmont Resources LLC 10.00%, 8/7/20[2,7,9]	6,212,970	6,080,944

	Shares, Principal Amount, or Number of Contracts	Value
VGD Merger Sub LLC 5.00%, 8/3/23[2,7]	$10,000,000	$10,145,000

		16,225,944

Leisure Time — 3.50%
Equinox Holdings, Inc. 5.00%, 2/1/20[2,7]	55,824,467	56,487,383
Equinox Holdings, Inc. 9.75%, 7/31/20[2,7]	22,998,824	23,180,974

		79,668,357

Retail — 3.47%
Neiman Marcus Group Ltd. LLC 4.25%, 10/25/20[2,7]	62,735,312	54,720,875
Rite Aid Corp. 5.75%, 8/21/20[2,7]	7,830,000	7,900,118
Rite Aid Corp. 4.88%, 6/21/21[2,7]	16,200,000	16,308,864

		78,929,857

Software — 1.27%
Applied Systems, Inc. 7.50%, 1/23/22[2,7]	2,500,000	2,531,875
BMC Foreign Holding Co. (Ireland) 5.00%, 9/10/20[2,7]	7,760,000	7,743,820
BMC Software Finance, Inc. 5.00%, 9/10/20[2,7]	991,018	991,949
Evergreen Skills Lux Sarl (Luxembourg) 5.75%, 4/28/21[2,7]	19,252,284	17,645,970

		28,913,614

Telecommunications — 0.95%
FairPoint Communications, Inc. 7.50%, 2/14/19[2,7]	14,313,597	14,494,808
GTT Communications, Inc. 5.00%, 1/9/24[2,7]	7,000,000	7,119,595

		21,614,403

Total BANK LOANS (Cost $537,813,070)		530,628,855

CORPORATE BONDS — 31.31%
Auto Manufacturers — 0.44%
General Motors Co. 6.25%, 10/2/43[10]	9,000,000	9,949,311
Banks — 4.74%
JPMorgan Chase & Co. 7.90%, 12/29/49[2,10]	37,813,000	39,155,361
PNC Capital Trust C 1.50%, 6/1/28[2,10]	10,500,000	9,660,000

Notes to Financial Statements are an integral part of this Schedule.

4

Driehaus Active Income Fund

Schedule of Investments

December 31, 2016

	Shares, Principal Amount, or Number of Contracts		Value
PNC Preferred Funding Trust II 2.19%, 3/29/49[1,2,10]	$32,450,000		$31,314,250
Royal Bank of Scotland Group PLC (United Kingdom) 7.64%, 3/29/49[2,3]	19,450,000		18,039,875
State Street Corp. 1.96%, 6/15/37[2,10]	10,920,000		9,650,550

			107,820,036

Biotechnology — 0.12%
Concordia International Corp. (Canada) 9.00%, 4/1/22[1,3]	3,325,000		2,817,938
Commercial Services — 0.39%
AA Bond Co., Ltd. (Jersey) 5.50%, 7/31/22[1]	7,000,000	[6]	8,806,076
Computers — 1.46%
DynCorp International, Inc. 11.88%, 11/30/20[10]	20,592,777		19,151,283
Harland Clarke Holdings Corp. 9.75%, 8/1/18[1,10]	13,675,000		13,982,687

			33,133,970

Diversified Financial Services — 0.00%
Rio Oil Finance Trust Series 2014-1 (Brazil) 9.25%, 7/6/24[1,2,3]	4,418		4,153
Entertainment — 1.47%
Isle of Capri Casinos, Inc. 8.88%, 6/15/20[10]	31,854,000		33,446,700
Healthcare — Products — 1.21%
Sterigenics-Nordion Holdings LLC 6.50%, 5/15/23[1,10]	26,862,000		27,332,085
Sterigenics-Nordion Topco LLC 8.13%, 11/1/21[1]	250,000		248,750

			27,580,835

Healthcare — Services — 2.87%
Kindred Healthcare, Inc. 8.00%, 1/15/20[10]	15,000,000		14,925,000
Kindred Healthcare, Inc. 6.38%, 4/15/22[10]	27,277,000		24,344,723
LifePoint Health, Inc. 5.88%, 12/1/23[10]	25,786,000		26,108,325

			65,378,048

Holding Companies — Diversified — 2.45%
HRG Group, Inc. 7.75%, 1/15/22[10]	53,408,000		55,677,840
Insurance — 1.03%
Chubb Corp. 6.38%, 3/29/67[2,10]	25,000,000		23,500,000

	Shares, Principal Amount, or Number of Contracts	Value
Media — 3.76%
Altice U.S. Finance I Corp. 5.50%, 5/15/26[1]	$7,000,000	$7,140,000
Neptune Finco Corp. 10.13%, 1/15/23[1,10]	18,900,000	21,829,500
Neptune Finco Corp. 10.88%, 10/15/25[1,10]	9,000,000	10,710,000
Sinclair Television Group, Inc. 5.63%, 8/1/24[1,10]	15,810,000	16,165,725
UPCB Finance IV Ltd. (Cayman Islands) 5.38%, 1/15/25[1,3]	5,000,000	5,037,500
VTR Finance BV (Netherlands) 6.88%, 1/15/24[1,3,10]	21,000,000	21,682,500
Ziggo Secured Finance BV (Netherlands) 5.50%, 1/15/27[1,3]	3,000,000	2,924,400

		85,489,625

Miscellaneous Manufacturing — 1.36%
Amsted Industries, Inc. 5.00%, 3/15/22[1,10]	31,000,000	31,000,000
Oil & Gas — 2.51%
Antero Resources Corp. 5.00%, 3/1/25[1]	15,000,000	14,670,150
Calumet Specialty Products Partners LP / Calumet Finance Corp. 6.50%, 4/15/21	7,536,000	6,386,760
Continental Resources, Inc. 4.90%, 6/1/44[10]	14,000,000	11,970,000
Diamondback Energy, Inc. 5.38%, 5/31/25[1]	10,000,000	10,057,000
Newfield Exploration Co. 5.63%, 7/1/24[10]	13,412,000	13,982,010

		57,065,920

Packaging & Containers — 0.35%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland) 4.63%, 5/15/23[1,3]	8,000,000	7,935,040
Pipelines — 1.29%
Enbridge Energy Partners LP 8.05%, 10/1/77[2,10]	31,500,000	29,373,750
Real Estate Investment Trusts — 0.37%
Communications Sales & Leasing, Inc. / CSL Capital LLC 8.25%, 10/15/23	6,000,000	6,360,000

Notes to Financial Statements are an integral part of this Schedule.

5

Driehaus Active Income Fund

Schedule of Investments

December 31, 2016

	Shares, Principal Amount, or Number of Contracts	Value
Communications Sales & Leasing, Inc. / CSL Capital LLC 7.13%, 12/15/24[1]	$2,000,000	$2,020,000

		8,380,000

Restaurants — 0.63%
Ruby Tuesday, Inc. 7.63%, 5/15/20[10]	14,963,000	14,214,850
Retail — 3.26%
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21[1,10]	21,775,000	16,167,937
Rite Aid Corp. 6.75%, 6/15/21[10]	39,820,000	41,811,000
Rite Aid Corp. 6.13%, 4/1/23[1,10]	15,000,000	16,125,000

		74,103,937

Software — 0.97%
Nuance Communications, Inc. 5.63%, 12/15/26[1]	22,500,000	22,123,125
Telecommunications — 0.63%
Digicel Ltd. (Jamaica) 6.75%, 3/1/23[1,3,10]	13,000,000	11,721,190
Digicel Ltd. (Jamaica) 6.75%, 3/1/23[3]	3,000,000	2,704,890

		14,426,080

Total CORPORATE BONDS (Cost $715,139,628)		712,227,234

CONVERTIBLE CORPORATE BONDS — 3.75%
Building Materials — 1.35%
Cemex S.A.B. de C.V. (Mexico) 3.75%, 3/15/18[3,10]	27,500,000	30,851,562
Electrical Components & Equipment — 0.01%
Suntech Power Holdings Co., Ltd. (China) 3.00%, 3/15/17[3,5,9]	27,872,000	125,424
Semiconductors — 1.21%
Microchip Technology, Inc. 1.63%, 2/15/25[10]	21,200,000	27,454,000
Telecommunications — 1.18%
Ciena Corp. 3.75%, 10/15/18[1,10]	19,931,000	26,919,307

Total CONVERTIBLE CORPORATE BONDS (Cost $100,833,710)		85,350,293

	Shares, Principal Amount, or Number of Contracts	Value
U.S. GOVERNMENT AND AGENCY SECURITIES — 0.30%
United States Treasury Note 2.00%, 8/15/25[10]	$7,047,000	$6,826,232

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $6,932,930)		6,826,232

COMMON STOCKS — 23.29%
Auto Manufacturers — 0.80%
General Motors Co.[10]	519,324	18,093,248
Commercial Services — 3.26%
Apollo Education Group, Inc*[8,10]	7,484,477	74,096,322
Electric — 1.51%
Westar Energy, Inc.[10]	610,861	34,422,017
Entertainment — 9.56%
AMC Entertainment Holdings, Inc., Class A10	2,018,444	67,920,645
Gaming and Leisure Properties, Inc.[10]	2,845,164	87,118,922
Pinnacle Entertainment, Inc.*[8,10]	4,296,695	62,302,078

		217,341,645

Insurance — 3.37%
Stewart Information Services Corp.[8,10]	1,665,931	76,766,101
Investment Companies — 0.11%
Larchmont Resources LLC[9]	7,824	2,542,716
Media — 4.15%
Charter Communications, Inc., Class A*[10]	—	104
TiVo, Inc.*[10]	4,514,360	94,350,124

		94,350,228

Pharmaceuticals — 0.51%
Depomed, Inc.*[10]	639,167	11,517,789
Restaurants — 0.02%
Ruby Tuesday, Inc.*[9]	170,792	551,658

Total COMMON STOCKS (Cost $487,275,107)		529,681,724

CONVERTIBLE PREFERRED STOCKS — 2.17%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow — B 5.25%, 3/6/34[4,5,9]	475,000	—
General Motors Corp. Senior Convertible Preferred Escrow — C 6.25%, 12,/15/12[4,5,9]	11,790,650	—

		—

Notes to Financial Statements are an integral part of this Schedule.

6

Driehaus Active Income Fund

Schedule of Investments

December 31, 2016

	Shares, Principal Amount, or Number of Contracts	Value
Environmental Control — 1.04%
Stericycle, Inc. 5.25%, 9/15/18[10]	375,000	$23,726,250
Investment Companies — 1.13%
Mandatory Exchangeable Trust 5.75%, 6/3/19[1]	235,000	25,703,125

Total CONVERTIBLE PREFERRED STOCKS (Cost $53,683,231)		49,429,375

PREFERRED STOCKS — 1.60%
Banks — 1.60%
GMAC Capital Trust I 6.69%, 2/15/40[2,10]	1,428,511	36,284,179

Total PREFERRED STOCKS (Cost $38,235,282)		36,284,179

PURCHASED PUT OPTIONS — 0.00%
Alibaba Group Holding Ltd. ADR, Exercise Price: $30.00, Expiration Date: January 19, 2018*	1,500	42,000
Apollo Education Group, Inc., Exercise Price: $8.00, Expiration Date: January 20, 2017*	4,500	22,500

Total PURCHASED PUT OPTIONS (Premiums paid $690,094)		64,500

TOTAL INVESTMENTS (Cost $1,940,851,072)	85.76%	$1,950,716,936
Other Assets less Liabilities	14.24%	324,110,172

Net Assets	100.00%	$2,274,827,108

SECURITIES SOLD SHORT — (20.73)%
CORPORATE BONDS — (5.61)%
Entertainment — (0.73)%
Scientific Games International, Inc. 7.00%, 1/1/22[1]	$(11,000,000)	$(11,907,500)
Scientific Games International, Inc. 7.00%, 1/1/22	(4,400,000)	(4,763,000)

		(16,670,500)

Media — (0.59)%
CSC Holdings LLC 5.25%, 6/1/24	(13,602,000)	(13,363,965)

	Shares, Principal Amount, or Number of Contracts	Value
Oil & Gas — (0.70)%
ConocoPhillips Co. 2.88%, 11/15/21	$(5,000,000)	$(5,049,135)
Denbury Resources, Inc. 6.38%, 8/15/21	(3,072,000)	(2,795,520)
Devon Energy Corp. 3.25%, 5/15/22	(8,000,000)	(7,968,664)

		(15,813,319)

Oil & Gas Services — (0.61)%
National Oilwell Varco, Inc. 2.60%, 12/1/22	(14,975,000)	(13,915,294)
Pipelines — (0.59)%
Enbridge Energy Partners LP 5.88%, 10/15/25	(12,000,000)	(13,424,556)
Sovereign — (2.39)%
Turkey Government International Bond (Turkey) 4.88%, 10/9/26[3]	(58,500,000)	(54,429,336)

Total CORPORATE BONDS (Proceeds $127,226,059)		(127,616,970)

U.S. GOVERNMENT AND AGENCY SECURITIES — (1.19)%
United States Treasury Bond
3.00%, 11/15/44	(16,000,000)	(15,813,744)
3.00%, 5/15/45	(11,293,000)	(11,146,101)

		(26,959,845)

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Proceeds $28,478,281)		(26,959,845)

COMMON STOCKS — (6.91)%
Building Materials — (0.49)%
Cemex S.A.B. de C.V. ADR*	(1,378,000)	(11,065,340)
Diversified Financial Services — (0.14)%
FNF Group	(95,316)	(3,236,931)
Entertainment — (0.46)%
Eldorado Resorts, Inc.*	(615,428)	(10,431,505)
Environmental Control — (0.76)%
Stericycle, Inc.*	(226,000)	(17,411,040)
Insurance — (1.07)%
First American Financial Corp.	(662,150)	(24,254,554)
Internet — (0.95)%
Alibaba Group Holding Ltd. ADR*	(246,000)	(21,601,260)
Lodging — (0.78)%
Boyd Gaming Corp.*	(875,000)	(17,648,750)

Notes to Financial Statements are an integral part of this Schedule.

7

Driehaus Active Income Fund

Schedule of Investments

December 31, 2016

	Shares, Principal Amount, or Number of Contracts	Value
Media — 0.00%
Charter Communications, Inc., Class A*	—	$(105)
Semiconductors — (0.91)%
Microchip Technology, Inc.	(322,000)	(20,656,300)
Telecommunications — (1.35)%
Ciena Corp.*	(535,800)	(13,078,878)
FairPoint Communications, Inc.*	(950,458)	(17,773,565)

		(30,852,443)

Total COMMON STOCKS (Proceeds $146,342,229)		(157,158,228)

EXCHANGE-TRADED FUNDS — (7.02)%
iShares Russell 2000 ETF	(207,000)	(27,913,950)
Powershares QQQ Trust Series 1	(416,000)	(49,287,680)
Vanguard REIT ETF	(1,000,000)	(82,530,000)

		(159,731,630)

Total EXCHANGE-TRADED FUNDS (Proceeds $157,347,885)		(159,731,630)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $459,394,454)	(20.73)%	$(471,466,673)

*	Non-income producing security.

[1]

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Variable rate security. Rates disclosed as of December 31, 2016.

[3]	Foreign security denominated in U.S. dollars and traded on a U.S. exchange.

[4]

Security valued at fair value as determined in good faith by Driehaus Capital Management LLC (the “Adviser”), investment adviser to the Fund, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees.

[5]	Security is in default.

[6]	Foreign security, par value shown in local currency (British Pound).

[7]

Bank loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain bank loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at December 31, 2016. Bank loans generally are subject to mandatory and/or optional repayment. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

[8]	Affiliated company. (See Note C)

[9]	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Adviser.

[10]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.

Percentages are stated as a percent of net assets.

Security Type	Percent of Total Net Assets
Asset-Backed Securities	0.01%
Bank Loans	23.33%
Corporate Bonds	31.31%
Convertible Corporate Bonds	3.75%
U.S. Government and Agency Securities	0.30%
Common Stocks	23.29%
Convertible Preferred Stocks	2.17%
Preferred Stocks	1.60%
Purchased Put Options	0.00%

Total Investments	85.76%
Other Assets less Liabilities	14.24%

Total Net Assets	100.00%

Percentages are stated as a percent of net assets.

Notes to Financial Statements are an integral part of this Schedule.

8

Driehaus Active Income Fund

Schedule of Investments

December 31, 2016

SWAP CONTRACTS

Credit Default Swaps

Counterparty	Reference Instrument	Currency	Notional Amount(4)	Buy/Sell Protection(1)(2)	Pay (Receive) Fixed Rate	Expiration Date	Implied Credit Spread(3)	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
Bank of America	Ally Financial, Inc. 7.50%, 9/15/20	USD	10,000,000	Buy	5.00%	12/20/2018	1.24%	$(1,492,458)	$748,951	$(743,507)
Barclays	Banco Bilbao Vizcaya Argentaria SA 5 Year Subordinated Debt	EUR	5,000,000	Buy	1.00	3/20/2020	2.09	221,046	(41,394)	179,652
Barclays	Banco Bilbao Vizcaya Argentaria SA 5 Year Subordinated Debt	EUR	10,000,000	Buy	1.00	3/20/2020	2.09	458,796	(99,491)	359,305
Bank of America	Banco Bilbao Vizcaya Argentaria SA 5 Year Subordinated Debt	EUR	10,000,000	Buy	1.00	3/20/2020	2.09	397,363	(38,058)	359,305
Barclays	Banco Bilbao Vizcaya Argentaria SA 5 Year Senior Debt	EUR	(5,000,000)	Sell	(1.00)	3/20/2020	0.92	39,492	(23,709)	15,783
Barclays	Banco Bilbao Vizcaya Argentaria SA 5 Year Senior Debt	EUR	(10,000,000)	Sell	(1.00)	3/20/2020	0.92	62,054	(30,489)	31,565
Bank of America	Banco Bilbao Vizcaya Argentaria SA 5 Year Senior Debt	EUR	(10,000,000)	Sell	(1.00)	3/20/2020	0.92	84,333	(52,768)	31,565
Barclays	Banco Santander SA 5 Year Subordinated Debt	EUR	5,000,000	Buy	1.00	3/20/2020	2.02	218,619	(50,670)	167,949
Bank of America	Banco Santander SA 5 Year Subordinated Debt	EUR	10,000,000	Buy	1.00	3/20/2020	2.02	386,569	(50,671)	335,898
Bank of America	Banco Santander SA 5 Year Senior Debt	EUR	(10,000,000)	Sell	(1.00)	3/20/2020	0.89	84,333	(44,988)	39,345
Barclays	Banco Santander SA 5 Year Senior Debt	EUR	(5,000,000)	Sell	(1.00)	3/20/2020	0.89	33,862	(14,189)	19,673
JP Morgan	ConocoPhillips Company 5.90%, 10/15/32	USD	3,000,000	Buy	1.00	12/20/2020	0.74	293,043	(324,244)	(31,201)
JP Morgan	ConocoPhillips Company 5.90%, 10/15/32	USD	5,000,000	Buy	1.00	12/20/2020	0.74	673,047	(725,050)	(52,003)
Morgan Stanley	ConocoPhillips Company 5.90%, 10/15/32	USD	3,000,000	Buy	1.00	12/20/2020	0.74	327,105	(358,307)	(31,202)
JP Morgan	ConocoPhillips Company 5.90%, 10/15/32	USD	3,000,000	Buy	1.00	12/20/2020	0.74	285,850	(317,051)	(31,201)
JP Morgan	ConocoPhillips Company 5.90%, 10/15/32	USD	5,000,000	Buy	1.00	12/20/2020	0.74	457,091	(509,093)	(52,002)
Barclays	ConocoPhillips Company 5.90%, 10/15/32	USD	3,000,000	Buy	1.00	12/20/2020	0.74	92,233	(123,434)	(31,201)
Morgan Stanley	Devon Energy Corp. 7.95%, 4/15/32	USD	5,000,000	Buy	1.00	12/20/2020	1.09	1,068,817	(1,054,237)	14,580
Morgan Stanley	Devon Energy Corp. 7.95%, 4/15/32	USD	3,000,000	Buy	1.00	12/20/2020	1.09	605,992	(597,244)	8,748

Notes to Financial Statements are an integral part of this Schedule.

9

Driehaus Active Income Fund

Schedule of Investments

December 31, 2016

Credit Default Swaps (continued)

Counterparty	Reference Instrument	Currency	Notional Amount(4)	Buy/Sell Protection(1)(2)	Pay (Receive) Fixed Rate	Expiration Date	Implied Credit Spread(3)	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
Barclays	Devon Energy Corp. 7.95%, 4/15/32	USD	5,000,000	Buy	1.00%	12/20/2020	1.09%	$1,103,689	$(1,089,110)	$14,579
JP Morgan	Hess Corp. 7.00%, 2/15/14	USD	8,000,000	Buy	1.00	6/20/2018	0.50	154,644	(216,532)	(61,888)
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	4,000,000	Buy	1.00	6/20/2018	0.50	77,280	(108,224)	(30,944)
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	4,000,000	Buy	1.00	6/20/2018	0.50	80,701	(111,645)	(30,944)
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	4,000,000	Buy	1.00	6/20/2018	0.50	91,702	(122,647)	(30,945)
Credit Suisse	Hess Corp. 7.00%, 2/15/14	USD	20,000,000	Buy	1.00	9/20/2018	0.56	309,975	(468,229)	(158,254)
Barclays	Intesa Sanpaolo SpA 5 Year Subordinated Debt	EUR	5,000,000	Buy	1.00	3/20/2020	2.32	202,397	14,370	216,767
Bank of America	Intesa Sanpaolo SpA 5 Year Subordinated Debt	EUR	10,000,000	Buy	1.00	3/20/2020	2.32	413,529	20,005	433,534
Barclays	Intesa Sanpaolo SpA 5 Year Senior Debt	EUR	(5,000,000)	Sell	(1.00)	3/20/2020	1.07	31,027	(40,981)	(9,954)
Bank of America	Intesa Sanpaolo SpA 5 Year Senior Debt	EUR	(10,000,000)	Sell	(1.00)	3/20/2020	1.07	84,333	(104,240)	(19,907)
Goldman Sachs	Nordstrom, Inc. 6.95%, 3/15/28	USD	2,850,000	Buy	1.00	12/20/2021	1.59	38,428	38,084	76,512
Goldman Sachs	The Markit iTraxx Europe Crossover IndexSeries 19	EUR	23,500,000	Buy	5.00	6/20/2018	0.39	(1,536,927)	(198,046)	(1,734,973)
Goldman Sachs	The Markit iTraxx Europe Crossover IndexSeries 20	EUR	10,000,000	Buy	5.00	12/20/2018	1.08	(2,134,040)	1,300,150	(833,890)
Morgan Stanley	The Markit iTraxx Europe Crossover IndexSeries 20	EUR	10,000,000	Buy	5.00	12/20/2018	1.08	(2,137,029)	1,303,140	(833,889)
Morgan Stanley	The Markit iTraxx Europe Crossover IndexSeries 20	EUR	10,000,000	Buy	5.00	12/20/2018	1.08	(2,252,200)	1,418,311	(833,889)
Goldman Sachs	The Markit iTraxx Europe Crossover IndexSeries 22	EUR	15,619,890	Buy	5.00	12/20/2019	1.98	(1,251,770)	(204,434)	(1,456,204)
Barclays	UniCredit SpA 5 Year Subordinated Debt	EUR	5,000,000	Buy	1.00	3/20/2020	3.02	469,337	(141,515)	327,822
Barclays	UniCredit SpA 5 Year Subordinated Debt	EUR	10,000,000	Buy	1.00	3/20/2020	3.02	914,405	(258,761)	655,644
Bank of America	UniCredit SpA 5 Year Subordinated Debt	EUR	10,000,000	Buy	1.00	3/20/2020	3.02	859,000	(203,356)	655,644
Barclays	UniCredit SpA 5 Year Senior Debt	EUR	(5,000,000)	Sell	(1.00)	3/20/2020	1.34	(52,853)	(2,359)	(55,212)
Barclays	UniCredit SpA 5 Year Senior Debt	EUR	(10,000,000)	Sell	(1.00)	3/20/2020	1.34	(105,835)	(4,589)	(110,424)
Bank of America	UniCredit SpA 5 Year Senior Debt	EUR	(10,000,000)	Sell	(1.00)	3/20/2020	1.34	(83,273)	(27,151)	(110,424)

Notes to Financial Statements are an integral part of this Schedule.

10

Driehaus Active Income Fund

Schedule of Investments

December 31, 2016

Credit Default Swaps (continued)

Counterparty	Reference Instrument	Currency	Notional Amount(4)	Buy/Sell Protection(1)(2)	Pay (Receive) Fixed Rate	Expiration Date	Implied Credit Spread(3)	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
Barclays	Weatherford International PLC 4.50%, 4/15/22	USD	3,000,000	Buy	1.00%	12/20/2020	5.02%	$1,080,000	$(668,219)	$411,781
Barclays	Weatherford International PLC 4.50%, 4/15/22	USD	4,000,000	Buy	1.00	12/20/2020	5.02	1,280,000	(730,959)	549,041
Barclays	Weatherford International PLC 4.50%, 4/15/22	USD	2,000,000	Buy	1.00	12/20/2020	5.02	520,000	(245,480)	274,520

TOTAL CREDIT DEFAULT SWAPS								$2,453,707	$(4,558,553)	$(2,104,846)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[2]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[3]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

EUR — Euro

USD — United States Dollar

Notes to Financial Statements are an integral part of this Schedule.

11

Driehaus Active Income Fund

Schedule of Investments

December 31, 2016

Total Return Swaps

Counterparty	Reference Index	Currency	Notional Amount	Pay/ Receive Total Return on Reference Index	Financing Rate[2]	Termination Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	Goldman Sachs Catch-Up Energy Index[3]	USD	76,835	See Note 1	1-Month USD-LIBOR plus 1.40%	6/13/2017	$(164,811)
Goldman Sachs	Goldman Sachs Stable Energy Index[4]	USD	101,538	See Note 1	1-Month USD-LIBOR plus 1.40%	6/13/2017	(470,121)

TOTAL TOTAL RETURN SWAPS							$(634,932)

[1]	The Fund pays the financing rate. The Fund receives payment from the counterparty if the value of the total return of the reference index has increased and makes payment if the value has decreased.

[2]	Financing rate is based upon predetermined notional amounts.

[3]	The Goldman Sachs Catch-Up Energy Index is a customized index comprised of 5 U.S. energy equity securities.

[4]	The Goldman Sachs Stable Energy Index is a customized index comprised of 5 U.S. energy equity securities.

USD — United States Dollar

SWAPTIONS

Interest Rate Swaptions
Counterparty	Floating Rate Index	Currency	Notional Amount	Pay/ Receive Fixed Rate	Exercise Rate	Expiration Date	Premium Paid/ (Received)	Market Value
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	39,500,000	Pay	1.35%	1/25/2017	$234,891	$1,222,523
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	29,900,000	Pay	1.48	1/25/2017	257,791	1,370,813
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	20,800,000	Pay	1.64	1/25/2017	258,802	1,347,720

TOTAL INTEREST RATE SWAPTIONS							$751,484	$3,941,056

USD — United States Dollar

FUTURES CONTRACTS

Futures Contracts	Number of Contracts (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini	(440)	March 17, 2017	$403,568
U.S. 5 Year Treasury Note	(2,425)	March 30, 2017	884,731
U.S. 10 Year Treasury Note	(501)	March 22, 2017	344,458
U.S. Treasury Long Bond	(265)	March 22, 2017	442,461

TOTAL FUTURES CONTRACTS			$2,075,218

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Value at December 31, 2016	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	USD	10,949,136	GBP	8,800,000	February 1, 2017	$(10,854,060)	$95,076
Goldman Sachs	GBP	2,000,000	USD	2,472,930	February 1, 2017	2,466,832	(6,098)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(8,387,228)	$88,978

GBP = British Pound

USD = United States Dollar

Notes to Financial Statements are an integral part of this Schedule.

12

Driehaus Select Credit Fund — Portfolio Managers’ Letter

Dear Shareholders,

The Driehaus Select Credit Fund (“Fund”) returned 2.59% for the year ended December 31, 2016. This return exceeded the performance of the Fund’s benchmark, the Citigroup 3-Month T-Bill Index, which returned 0.27% for the same period. The Fund underperformed the BofA Merrill Lynch US High Yield Index, which returned 17.49% for the year.

2016 opened with widening spreads across the credit universe. Investment grade and high yield credits reached their widest spreads for the year in February, which then compressed a respective 93 and 476 basis points through year-end, generating returns of 5.96% and 17.49%. Leveraged loans also provided solid returns of 9.78%, the asset class’s strongest return since it rose 15.4% in 2012. Similarly, domestic equity markets rallied with the S&P 500 Index returning 11.96%. In general, a steady improvement in the commodity backdrop that started in February, a better outlook for global growth, and the possibility of fiscal stimulus helped drive performance in nearly all markets. As a result, default activity trended down throughout the year. More than half of 2016’s defaults were in the first half of the year, and commodity sectors accounted for more than 80% of the activity. At the end of 2016, the high yield default rate was 3.98% (0.68% excluding commodities).

The directional long trading strategy was the most significant contributor for the year. The directional long positions with the most significant contribution to performance were concentrated in the airline, retail, technology, mining, insurance, health care, gym, ticket broker, energy and IT services industries. These gains were partially offset by losses in an e-learning software provider and several energy companies.

The event driven strategy was the second most significant contributor. Event trades focus on catalyst-driven corporate events, such as mergers and acquisitions or company announcements. Depending on the anticipated timing and nature of the event, these trades can be structured using a single security type or a combination of bonds, options, bank loans, swaps and equities. Seven positions in the gaming, cinema, media, entertainment technology, cable and office products industries added the most value, driven by announced acquisitions closing or to equity markets rallying. These gains were partially offset by losses in seven positions in the health insurance, pharmacy and insurance brokerage industries and a regional bank.

On the negative side, the pairs trading, directional short, capital structure arbitrage, and convertible arbitrage trading strategies detracted from performance. The pairs trading strategy detraction was driven by a position in a Brazilian energy company where the short leg of the trade underperformed the long leg of the trade. In the directional short strategy, short positions in several energy companies underperformed as commodity prices stabilized and rallied throughout the year, and a short position in an investment grade department store detracted value. These losses were partially offset by a profitable short in a European sovereign.

Capital structure arbitrage trades are created with a long and short side to the trade, which will typically move inversely to each other, allowing us to hedge risk and dampen volatility. While one side of the trade will often detract from the trade, the overall trade is designed for the contributor to be larger than the detractor. Convertible arbitrage trades attempt to profit from changes in a company’s equity volatility by purchasing a convertible bond and simultaneously shorting the same company’s common stock. Within the capital structure arbitrage strategy, a short-leaning energy position detracted from returns as commodity prices recovered throughout the year. Two short-leaning positions in periphery European banks also detracted value. On the positive side, a spread-tightening position in a newly merged cable company contributed to performance and a short-leaning position in a satellite operator also added value. In the convertible arbitrage strategy, a position in a pharmaceutical company underperformed after the company announced earnings that missed expectations.

The hedging strategies had mixed performance. The volatility trades detracted from returns as various downside protection trades that were focused on the S&P 500 or other equity indices lost value as equities rallied throughout the year. Volatility trades are generally constructed by implementing various option strategies, through forwards, or through the use of credit default swaps on indices. Although the volatility trades detracted from performance on a net basis, there were three months (January, June and October) where the trades contributed to performance. The interest rate hedge, which is constructed with US Treasury futures and US Treasury swaptions, had a positive effect on returns. The majority of this contribution came in the

13

second half of the year as interest rates started to increase in anticipation of a Federal Reserve hike in December, improving domestic macro data, and a change in policy suggesting significant fiscal stimulus in 2017.

Looking ahead, we are excited about the investment opportunities we see in the capital markets despite tight spreads and muted volatility. We are finding a number of mid-single digit expected rate of return trades as many companies are retiring old bonds and replacing them with lower coupons. That’s not ideal if you are a long-term holder of that company’s bonds, but it enables us to identify securities that are likely to be called in a relatively short time period and lock in a respectable yield until that projected call date. On the downside, you can’t expect much in the way of price appreciation as the security typically hovers right around call price. On the upside, the security typically doesn’t drop much in a selloff because investors know that the company is likely to call the bond.

We also have been active in the loan market. There are plenty of companies with approximately 5% yielding paper and low to moderate credit risk. Here again, the opportunity for capital appreciation is limited, but so is the security’s expected price volatility. Additionally, the LIBOR rate has been rising, which means the coupons on these securities have been rising. Consequently, investors have little interest rate exposure from these loans.

Last, risk-arbitrage trades should remain a steady source of investment opportunities. Corporate activity has only showed signs of speeding up, not slowing down. At the same time, there has been little capital allocated to funds that typically employ risk arbitrage. Steady supply with low demand tends to provide attractive investment opportunities.

As always, we at Driehaus Capital Management thank you for your interest in the Driehaus Select Credit Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities.

Sincerely,

K.C. Nelson	Elizabeth Cassidy
Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance page for index definitions.

14

Driehaus Select Credit Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $25,000 investment (minimum investment) in the Fund since September 30, 2010 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/16	1 Year	3 Years	5 Years	Since Inception (09/30/10 - 12/31/16)
Driehaus Select Credit Fund (DRSLX)[1]	2.59%	–3.80%	0.57%	0.56%
Citigroup 3-Month T-Bill Index[2]	0.27%	0.11%	0.09%	0.09%
BofA Merrill Lynch U.S. High Yield Index[3]	17.49%	4.72%	7.35%	7.08%

[1]	The returns for the periods prior to February 1, 2011, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3-month U.S. Treasury Bill. The Citigroup 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

[3]

The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below-investment grade, U.S.-dollar denominated corporate bonds publicly issued in the U.S. domestic market.

15

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2016

	Shares, Principal Amount, or Number of Contracts	Value
BANK LOANS — 16.45%
Entertainment — 5.06%
Vivid Seats LLC 10.75%, 10/12/23[2,6]	$3,500,000	$3,517,500
Insurance — 6.45%
Asurion LLC 8.50%, 3/3/21[2,6]	350,000	356,454
Lonestar Intermediate Super Holdings LLC 10.00%, 8/10/21[2,6]	4,000,000	4,130,000

		4,486,454

Software — 4.94%
Applied Systems, Inc. 7.50%, 1/23/22[2,6]	3,393,846	3,437,117

Total BANK LOANS (Cost $11,153,623)		11,441,071

CORPORATE BONDS — 37.68%
Airlines — 1.79%
Gol LuxCo SA (Luxembourg) 8.88%, 1/24/22[3,8]	1,850,000	1,248,750
Banks — 12.22%
PNC Capital Trust C 1.50%, 6/1/28[2,8]	2,500,000	2,300,000
PNC Financial Services Group, Inc. 5.00%, 12/29/49[2,8]	2,000,000	1,930,000
Royal Bank of Scotland Group PLC (United Kingdom) 7.64%, 3/29/49[2,3,8]	3,450,000	3,199,875
State Street Corp. 1.96%, 6/15/37[2,8]	1,213,000	1,071,989

		8,501,864

Biotechnology — 3.43%
Concordia International Corp. (Canada) 9.00%, 4/1/22[1,3]	175,000	148,313
Sterigenics-Nordion Topco LLC 8.13%, 11/1/21[1,8]	2,250,000	2,238,750

		2,387,063

Healthcare — Services — 5.10%
Kindred Healthcare, Inc. 6.38%, 4/15/22[8]	3,973,000	3,545,902
Media — 5.19%
Neptune Finco Corp. 10.13%, 1/15/23[1,8]	2,100,000	2,425,500
Neptune Finco Corp. 10.88%, 10/15/25[1,8]	1,000,000	1,190,000

		3,615,500

	Shares, Principal Amount, or Number of Contracts	Value
Oil & Gas — 0.65%
Approach Resources, Inc. 7.00%, 6/15/21[8]	$500,000	$450,000
Restaurants — 2.05%
Ruby Tuesday, Inc. 7.63%, 5/15/20[8]	1,500,000	1,425,000
Retail — 7.25%
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21[1,8]	2,450,000	1,819,125
Rite Aid Corp. 6.13%, 4/1/23[1,8]	3,000,000	3,225,000

		5,044,125

Total CORPORATE BONDS (Cost $27,455,598)		26,218,204

CONVERTIBLE CORPORATE BONDS — 0.03%
Electrical Components & Equipment — 0.03%
Suntech Power Holdings Co., Ltd. (China) 3.00%, 3/15/17[3,5,7,8]	4,000,000	18,000

Total CONVERTIBLE CORPORATE BONDS (Cost $4,022,640)		18,000

COMMON STOCKS — 20.79%
Electric — 1.25%
Westar Energy, Inc.[8]	15,500	873,425
Entertainment — 15.86%
AMC Entertainment Holdings, Inc., Class A8	131,992	4,441,516
Gaming and Leisure Properties, Inc.[8]	120,082	3,676,911
Pinnacle Entertainment, Inc.*[8]	201,055	2,915,297

		11,033,724

Media — 3.68%
TiVo, Inc.*[8]	122,430	2,558,787

Total COMMON STOCKS (Cost $13,167,762)		14,465,936

Notes to Financial Statements are an integral part of this Schedule.

16

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2016

	Shares, Principal Amount, or Number of Contracts	Value
CONVERTIBLE PREFERRED STOCKS — 0.00%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow — C 7.25%, 4/15/14[4,5,7]	94,958	$—

Total CONVERTIBLE PREFERRED STOCKS (Cost $0)		—

TOTAL INVESTMENTS (Cost $55,799,623)	74.95%	$52,143,211
Other Assets less Liabilities	25.05%	17,432,070

Net Assets	100.00%	$69,575,281

SECURITIES SOLD SHORT — (16.80)%
CORPORATE BONDS — (9.98)%
Media — (2.13)%
CSC Holdings LLC 5.25%, 6/1/24	$(1,511,000)	$(1,484,558)
Oil & Gas — (0.90)%
Denbury Resources, Inc. 6.38%, 8/15/21	(684,000)	(622,440)
Oil & Gas Services — (2.94)%
National Oilwell Varco, Inc. 2.60%, 12/1/22	(1,525,000)	(1,417,083)
Weatherford International Ltd. (Bermuda) 5.13%, 9/15/20[3]	(662,000)	(628,900)

		(2,045,983)

Sovereign — (4.01)%
Turkey Government International Bond (Turkey) 4.88%, 10/9/26[3]	(3,000,000)	(2,791,248)

Total CORPORATE BONDS (Proceeds $6,998,330)		(6,944,229)

COMMON STOCKS — (4.71)%
Entertainment — (0.81)%
Eldorado Resorts, Inc.*	(16,808)	(284,896)
Penn National Gaming, Inc.*	(20,000)	(275,800)

		(560,696)

Lodging — (0.43)%
Boyd Gaming Corp.*	(15,000)	(302,550)
Telecommunications — (3.47)%
FairPoint Communications, Inc.*	(129,195)	(2,415,946)

Total COMMON STOCKS (Proceeds $2,777,811)		(3,279,192)

	Shares, Principal Amount, or Number of Contracts	Value
EXCHANGE-TRADED FUNDS — (2.11)%
iShares Russell 2000 ETF	(6,500)	$(876,525)
Powershares QQQ Trust Series 1	(5,000)	(592,400)

		(1,468,925)

Total EXCHANGE-TRADED FUNDS (Proceeds $1,437,645)		(1,468,925)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $11,213,786)	(16.80)%	$(11,692,346)

*	Non-income producing security.

[1]

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Variable rate security. Rates disclosed as December 31, 2016.

[3]	Foreign security denominated in U.S. dollars and traded on a U.S. exchange.

[4]

Security valued at fair value as determined in good faith by Driehaus Capital Management LLC (the “Adviser”), investment adviser to the Fund, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees.

[5]	Security is in default.

[6]

Bank loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain bank loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at December 31, 2016. Bank loans generally are subject to mandatory and/or optional repayment. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

[7]	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Adviser.

[8]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.

Percentages are stated as a percent of net assets.

Notes to Financial Statements are an integral part of this Schedule.

17

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2016

Security Type	Percent of Total Net Assets
Bank Loans	16.45%
Corporate Bonds	37.68%
Convertible Corporate Bonds	0.03%
Common Stocks	20.79%
Convertible Preferred Stocks	0.00%

Total Investments	74.95%
Other Assets less Liabilities	25.05%

Total Net Assets	100.00%

Percentages are stated as a percent of net assets.

SWAP CONTRACTS

Credit Default Swaps

Counterparty	Reference Instrument	Currency	Notional Amount(4)	Buy/Sell Protection(1)(2)	Pay (Receive) Fixed Rate	Expiration Date	Implied Credit Spread(3)	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
Goldman Sachs	Banco Bilbao Vizcaya Argentaria SA 5 Year Subordinated Debt	EUR	5,000,000	Buy	1.00%	3/20/2020	2.09%	$207,316	$(27,664)	$179,652
Bank of America	Banco Bilbao Vizcaya Argentaria SA 5 Year Subordinated Debt	EUR	2,500,000	Buy	1.00	9/20/2020	0.92	179,266	(61,366)	117,900
Goldman Sachs	Banco Bilbao Vizcaya Argentaria SA 5 Year Senior Debt	EUR	(5,000,000)	Sell	(1.00)	3/20/2020	2.24	42,280	(26,497)	15,783
Bank of America	Banco Bilbao Vizcaya Argentaria SA 5 Year Senior Debt	EUR	(2,500,000)	Sell	(1.00)	9/20/2020	1.01	(23,319)	23,438	119
Goldman Sachs	Banco Santander SA 5 Year Subordinated Debt	EUR	5,000,000	Buy	1.00	3/20/2020	2.02	207,316	(39,368)	167,948
Bank of America	Banco Santander SA 5 Year Subordinated Debt	EUR	2,500,000	Buy	1.00	9/20/2020	0.99	172,853	(63,103)	109,750
Goldman Sachs	Banco Santander SA 5 Year Senior Debt	EUR	(5,000,000)	Sell	(1.00)	3/20/2020	0.89	42,280	(22,607)	19,673
Bank of America	Banco Santander SA 5 Year Senior Debt	EUR	(2,500,000)	Sell	(1.00)	9/20/2020	2.16	(20,594)	22,506	1,912

TOTAL CREDIT DEFAULT SWAPS								$807,398	$(194,661)	$612,737

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[2]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[3]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms,

Notes to Financial Statements are an integral part of this Schedule.

18

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2016

utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

EUR — Euro

Total Return Swaps

Counterparty	Reference Index	Currency	Notional Amount	Pay/ Receive Total Return on Reference Index	Financing Rate[2]	Termination Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	Goldman Sachs Catch-Up Energy Index[3]	USD	4,457	See Note 1	1-Month USD-LIBOR plus 1.40%	6/13/2017	$(9,560)
Goldman Sachs	Goldman Sachs Stable Energy Index[4]	USD	5,918	See Note 1	1-Month USD-LIBOR plus 1.40%	6/13/2017	(27,400)

TOTAL TOTAL RETURN SWAPS							$(36,960)

[1]	The Fund pays the financing rate. The Fund receives payment from the counterparty if the value of the total return of the reference index has increased and makes payment if the value has decreased.

[2]	Financing rate is based upon predetermined notional amounts.

[3]	The Goldman Sachs Catch-Up Energy Index is a customized index comprised of 5 U.S. equity energy securities.

[4]	The Goldman Sachs Stable Energy Index is a customized index comprised of 5 U.S. equity energy securities.

USD — United States Dollar

SWAPTIONS

Interest Rate Swaptions
Counterparty	Floating Rate Index	Currency	Notional Amount	Pay/ Receive Fixed Rate	Exercise Rate	Expiration Date	Premium Paid/ (Received)	Market Value
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	900,000	Pay	1.64%	1/25/2017	$11,198	$58,315
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	1,700,000	Pay	1.35	1/25/2017	10,109	52,615
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	1,300,000	Pay	1.48	1/25/2017	11,208	59,600

TOTAL INTEREST RATE SWAPTIONS							$32,515	$170,530

USD — United States Dollar

FUTURES CONTRACTS

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
S&P 500 E-mini	(16)	March 17, 2017	$14,675
U.S. 5 Year Treasury Note	(105)	March 30, 2017	38,308
U.S. 10 Year Treasury Note	(22)	March 22, 2017	15,126
U.S. Treasury Long Bond	(12)	March 22, 2017	20,036

TOTAL FUTURES CONTRACTS			$88,145

Notes to Financial Statements are an integral part of this Schedule.

19

Driehaus Event Driven Fund — Portfolio Managers’ Letter

Dear Shareholders,

The Driehaus Event Driven Fund (“Fund”) returned 6.25% for the year ended December 31, 2016. This return is in comparison to the performance of the Fund’s benchmark, the S&P 500 Index (the “Benchmark”), which returned 11.96% for the same period, and the Citigroup 3-Month T-Bill Index, an additional index against which the Fund’s performance may be compared, which returned 0.27%.

This past year was filled with surprises. The reversal in the price of oil, Brexit, the US election outcome, and the rise in US rates were just some of the notable and unexpected events of 2016. The event-driven space dealt with a handful of its own surprises, including renewed Treasury inversion actions, the Department of Justice squashing deals seemingly without reason, and increased cross-border protectionist rhetoric, all of which resulted in a year with the largest dollar amount of deal breaks on record. Sprinkle in one of the biggest — and quickest — reversals in Treasury rates in history, and it is likely 2016 will be remembered as anything but conventional and boring.

Within the fund, risk arbitrage trades were the most significant contributors to performance during the year. The positions often, but not always, involve merger-arbitrage trades that are constructed by buying and selling the stocks of two merging companies simultaneously in an effort to create a low-risk profit. During 2016, risk-arb spreads became increasingly bifurcated between the perceived safe, low yielding spreads and the exceptionally wide spreads of deals facing material regulatory risk. While the wide spreads may be tempting to some investors, we found a more prudent and successful approach was to string together lower-yielding higher-probability arb spreads that were not as likely to be challenged by regulators.

Two other trade types that also provided significant contributions to Fund returns were the equity-catalyst driven strategy and the portfolio hedges. The single largest contributor from these two groups was a catalyst-driven position in a gaming and hospitality company that was in the process of being acquired. Not all catalyst-driven trades were successful, with the single largest detractor to the fund being a catalyst-driven trade related to a motion picture production and distribution company that merged with a similar company in 2016.

The most significant contributor by a portfolio hedge was a basket of small cap biotech stocks meant to hedge exposure to the industry. The basket was constructed with companies that have many of the characteristics that we seek to avoid, including a high volatility profile, elevated cash burn rate, non-differentiated product set, and a lengthy timeframe before a data release. Portfolio hedges typically include options, forwards on currencies, indices or commodities, credit default swaps, and interest rate futures. These securities are generally used to hedge unwanted exposures, such as to the equity market, foreign currencies or credit risks, or to help dampen market volatility.

Deep value was the only trade type to detract from performance for the year. The most significant detractor was a specialty restaurant chain that failed in its efforts to turn around its business.

Within the Fund, we seek to have lower volatility than the Benchmark. For the year, Fund volatility was 8.80% versus the Benchmark volatility of 13.29%. We also seek to provide some diversification from the Benchmark. For 2016, the Fund’s correlation to the Benchmark was 0.73.

Looking at the year ahead, continued robust deal activity, a changing interest rate backdrop, and an uncertain political environment all suggest an active 2017 for event-driven investing. With credit spreads approaching historic tights, most of the corporate actions to refinance and restructure debt have taken place. Likewise, with valuations continuing to increase, equity appreciation from organic multiple expansion may be difficult to come by. As such, we expect companies to actively search for potential acquisition targets and strategic alliances to unlock value. This may be especially true with rising rates and renewed interest in industries unshackled from the regulatory burdens.

20

Thank you for your interest in the Driehaus Event Driven Fund. We appreciate your confidence in our management capabilities.

Sincerely,

K.C. Nelson	Michael Caldwell	Matt Schoenfeld	Yoav Sharon
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance page for index definitions.

21

Driehaus Event Driven Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since August 26, 2013 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/16	1 Year	3 Years	Since Inception (08/26/13 - 12/31/16)
Driehaus Event Driven Fund (DEVDX)[1]	6.25%	–0.53%	2.49%
S&P 500 Index[2]	11.96%	8.87%	11.60%
Citigroup 3-Month T-Bill Index[3]	0.27%	0.11%	0.10%

[1]	The returns for the periods reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group. It is a market-weighted index, with each stock’s weight in the index proportionate to its market value.

[3]

The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3-month U.S. Treasury Bill. The Citigroup 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

22

Driehaus Event Driven Fund

Schedule of Investments

December 31, 2016

	Shares, Principal Amount, or Number of Contracts	Value
CORPORATE BONDS — 9.67%
Banks — 9.67%
PNC Capital Trust C 1.50%, 6/1/28[1,6]	$11,636,000	$10,705,120
PNC Preferred Funding Trust II 2.19%, 3/29/49[1,2,6]	6,350,000	6,127,750
Royal Bank of Scotland Group PLC (United Kingdom) 7.64%, 3/29/49[1,6]	8,600,000	7,976,500

		24,809,370

Total CORPORATE BONDS (Cost $24,008,341)		24,809,370

COMMON STOCKS — 81.75%
Aerospace & Defense — 7.27%
B/E Aerospace, Inc.[6]	151,000	9,088,690
Rockwell Collins, Inc.[6]	103,000	9,554,280

		18,642,970

Biotechnology — 5.46%
Blueprint Medicines Corp.*[6]	485,000	13,604,250
Sunesis Pharmaceuticals, Inc.*	112,500	407,250

		14,011,500

Chemicals — 2.35%
Versum Materials, Inc.*	215,000	6,035,050
Commercial Services — 11.48%
Apollo Education Group, Inc.*[6]	2,973,047	29,433,165
Electric — 3.41%
Westar Energy, Inc.[6]	155,097	8,739,716
Entertainment — 22.70%
AMC Entertainment Holdings, Inc., Class A	815,191	27,431,177
Gaming and Leisure Properties, Inc.[6]	519,324	15,901,701
Pinnacle Entertainment, Inc.*[6]	1,027,760	14,902,520

		58,235,398

Healthcare — Services — 1.89%
Natera, Inc.*[6]	413,000	4,836,230
Insurance — 6.67%
Stewart Information Services Corp.[6]	371,507	17,119,042
Media — 12.83%
Altice NV, Class A (Netherlands)*[6]	537,999	10,663,706

	Shares, Principal Amount, or Number of Contracts	Value
TiVo Corp.*[6]	1,063,783	$22,233,065

		32,896,771

Pharmaceuticals — 2.86%
Aclaris Therapeutics, Inc.*	102,642	2,785,704
Depomed, Inc.*	71,539	1,289,133
Flexion Therapeutics, Inc.*[6]	172,095	3,273,247

		7,348,084

Savings & Loans — 4.83%
OceanFirst Financial Corp.	106,046	3,184,561
Oritani Financial Corp.[6]	293,151	5,496,581
Pacific Premier Bancorp, Inc.*	92,114	3,256,230
Waterstone Financial, Inc.	24,909	458,326

		12,395,698

Total COMMON STOCKS (Cost $190,249,407)		209,693,624

APPRAISAL RIGHTS — 1.82%
Press Ganey Holdings, Inc.*[3,5]		4,657,500

Total APPRAISAL RIGHTS (Cost $4,647,947)		4,657,500

CONVERTIBLE PREFERRED STOCKS — 0.00%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow — B 5.25%, 3/6/34[3,4,5]	25,000	—
General Motors Corp. Senior Convertible Preferred Escrow — C 7.25%, 4/15/41[3,4,5]	162,750	—

		—

Total CONVERTIBLE PREFERRED STOCKS (Cost $1,878)		—

PURCHASED CALL OPTIONS — 0.01%
Halliburton Co., Exercise Price: $60.00, Expiration Date: January, 2017*	2,500	17,500

Total PURCHASED CALL OPTIONS (Premiums paid $720,095)		17,500

Notes to Financial Statements are an integral part of this Schedule.

23

Driehaus Event Driven Fund

Schedule of Investments

December 31, 2016

	Shares, Principal Amount, or Number of Contracts	Value
PURCHASED PUT OPTIONS — 0.01%
Apollo Education Group, Inc., Exercise Price: $8.00, Expiration Date: January, 2017*	3,750	$18,750
Wynn Resorts Ltd., Exercise Price: $55.00, Expiration Date: January, 2017*	1,100	2,200

Total PURCHASED PUT OPTIONS (Premiums paid $697,552)		20,950

TOTAL INVESTMENTS (Cost $220,325,220)	93.26%	$239,198,944
Other Assets less Liabilities	6.74%	17,283,019

Net Assets	100.00%	$256,481,963

SECURITIES SOLD SHORT — (19.35)%
U.S. GOVERNMENT AND AGENCY SECURITIES — (4.66)%
United States Treasury Note 1.50%, 8/15/26	$(13,000,000)	$(11,957,478)

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Proceeds $12,914,687)		(11,957,478)

COMMON STOCKS — (4.66)%
Banks — (1.02)%
BOK Financial Corp.	(31,556)	(2,620,410)
Entertainment — (0.46)%
Eldorado Resorts, Inc.*	(68,861)	(1,167,194)
Insurance — (1.30)%
First American Financial Corp.	(91,000)	(3,333,330)
Lodging — (1.88)%
Boyd Gaming Corp.*	(239,000)	(4,820,630)

Total COMMON STOCKS (Proceeds $10,112,172)		(11,941,564)

EXCHANGE-TRADED FUNDS — (10.03)%
Consumer Discretionary Select Sector SPDR Fund	(77,000)	(6,267,800)
iShares Nasdaq Biotechnology ETF	(21,000)	(5,572,980)

	Shares, Principal Amount, or Number of Contracts	Value
SPDR S&P Biotech ETF	(43,555)	$(2,578,021)
Vanguard REIT ETF	(137,000)	(11,306,610)

Total EXCHANGE-TRADED FUNDS (Proceeds $25,339,929)		(25,725,411)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $48,366,788)	(19.35)%	$(49,624,453)

*	Non-income producing security.

[1]	Variable rate security. Rates disclosed as of December 31, 2016.

[2]

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]

Security valued at fair value as determined in good faith by Driehaus Capital Management LLC (the “Adviser”), investment adviser to the Fund, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees.

[4]	Security is in default.

[5]	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Adviser.

[6]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.

Security Type	Percent of Total Net Assets
Corporate Bonds	9.67%
Common Stocks	81.75%
Appraisal Rights	1.82%
Convertible Preferred Stocks	0.00%
Purchased Call Options	0.01%
Purchased Put Options	0.01%

Total Investments	93.26%
Other Assets less Liabilities	6.74%

Total Net Assets	100.00%

Percentages are stated as a percent of net assets.

Notes to Financial Statements are an integral part of this Schedule.

24

Driehaus Event Driven Fund

Schedule of Investments

December 31, 2016

Total Return Swaps

Counterparty	Reference Index	Currency	Notional Amount	Pay/ Receive Total Return on Reference Index	Financing Rate[2]	Termination Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	Goldman Sachs Custom Biotech Index[3]	USD	(65,951)	See Note 1	1-Month USD-LIBOR minus 1.55%	8/23/2017	$10,816
Goldman Sachs	SPDR S&P Biotech ETF[4]	USD	(80,675)	See Note 1	1-Month USD-LIBOR minus 1.55%	8/29/2017	141,988

TOTAL TOTAL RETURN SWAPS							$152,804

[1]	The Fund pays the financing rate. The Fund receives payment from the counterparty if the value of the total return of the reference index has decreased and makes payment if the value has increased.

[2]	Financing rate is based upon predetermined notional amounts.

[3]	The Goldman Sachs Custom Biotech Index is a customized index comprised of 24 U.S. biotech equity securities.

[4]	The SPDR S&P Biotech ETF is a customized index comprised of 87 U.S. biotech equity securities.

USD — United States Dollar

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Value at December 31, 2016	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	USD	9,610,085	EUR	9,000,000	February 1, 2017	$(9,489,067)	$121,018

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(9,489,067)	$121,018

EUR = Euro

USD = United States Dollar

Notes to Financial Statements are an integral part of this Schedule.

25

Statements of Assets and Liabilities

December 31, 2016

	Driehaus Active Income Fund	Driehaus Select Credit Fund	Driehaus Event Driven Fund
ASSETS:
Investment securities, at fair value (cost $1,940,160,978, $55,799,623 and $218,907,573, respectively)	$1,950,652,436	$52,143,211	$239,160,494
Purchased options contracts, at fair value (premiums paid $690,094, $0 and $1,417,647, respectively)	64,500	—	38,450
Purchased swaptions contracts, at fair value (premiums paid $751,484, $32,515 and $0, respectively)	3,941,056	170,530	—
Foreign currency, at fair value (cost $1,081,410, $0 and $0, respectively)	1,091,540	—	—
Unrealized appreciation on forward foreign currency contracts	95,076	—	121,018
Unrealized appreciation on open swap contracts	4,843,011	45,944	152,804
Premiums paid on open swap contracts	13,500,092	851,311	—
Cash	238,075,906	11,534,262	27,492,688
Collateral held at custodian for the benefit of brokers	550,702,498	11,100,719	50,590,118
Receivable for investment securities sold	17,924,048	5,444,296	6,767,803
Receivable for fund shares sold	4,604,720	114,715	256,515
Receivable for interest and dividends	17,156,258	729,940	333,687
Receivable from custodian or broker	101,122	—	3,069
Prepaid expenses	58,093	25,138	21,900

TOTAL ASSETS	2,802,810,356	82,160,066	324,938,546

LIABILITIES:
Payable for investment securities sold short, at fair value (proceeds $459,394,454, $11,213,786 and $48,366,788, respectively)	471,466,673	11,692,346	49,624,453
Foreign currency due to custodian, at fair value (proceeds $0, $0 and $118, respectively)	—	—	118
Unrealized depreciation on open swap contracts	10,036,496	277,565	—
Unrealized depreciation on forward foreign currency contracts	6,098	—	—
Premiums received on open swap contracts	11,046,385	43,913	4,917,141
Payable for investment securities purchased	26,540,678	2,744	13,373,921
Payable for fund shares redeemed	4,778,107	267,098	98,304
Payable to affiliate	1,066,609	51,349	214,690
Payable for interest and dividends on securities sold short	1,833,358	81,985	91,763
Payable for variation margin	573,020	26,669	—
Accrued shareholder services plan fees	381,601	15,603	45,142
Accrued administration and accounting fees	73,838	3,507	15,046
Accrued expenses	180,385	122,006	76,005

TOTAL LIABILITIES	527,983,248	12,584,785	68,456,583

NET ASSETS	$2,274,827,108	$69,575,281	$256,481,963

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	223,484,460	8,759,122	24,800,667

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.18	$7.94	$10.34

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2016:
Paid-in-capital	$2,655,406,521	$247,826,296	$271,855,821
Undistributed net investment income (loss)	15,419,092	231,621	(582,052)
Undistributed net realized gain (loss) on investments, options, swaptions, securities sold short, futures contracts, swap contracts, forward foreign currency contracts and foreign currency	(393,956,040)	(174,342,203)	(32,681,687)
Net unrealized appreciation (depreciation) on:
Investments	10,491,458	(3,656,412)	20,252,921
Purchased options contracts	(625,594)	—	(1,379,197)
Purchased swaptions contracts	3,189,572	138,015	—
Securities sold short	(12,072,219)	(478,560)	(1,257,665)
Futures contracts	2,075,218	88,145	—
Swap contracts	(5,193,485)	(231,621)	152,804
Forward foreign currency contracts	88,978	—	121,018
Foreign currency	10,130	—	—
Foreign currency translations	(6,523)	—	—

NET ASSETS	$2,274,827,108	$69,575,281	$256,481,963

Notes to Financial Statements are an integral part of these Statements.

26

Statements of Operations

For the year ended December 31, 2016

	Driehaus Active Income Fund	Driehaus Select Credit Fund	Driehaus Event Driven Fund
INVESTMENT INCOME (LOSS):
Interest income (net of $0, $0 and $0 of non-reclaimable foreign taxes withheld, respectively)	$89,217,935	$7,955,184	$1,144,075
Dividend income (net of $299,327, $44,103 and $66,596 of non-reclaimable foreign taxes withheld, respectively)	25,710,492	1,605,970	3,741,891

Total investment income	114,928,427	9,561,154	4,885,966

Expenses:
Investment advisory fees	13,798,762	1,234,720	2,224,879
Shareholder services plan fees	3,940,803	251,106	460,254
Administration and fund accounting fees	927,216	108,038	155,741
Transfer agent fees and expenses	485,563	141,962	74,016
Reports to shareholders	147,898	24,679	55,081
Trustees’ fees	176,143	45,337	44,813
Legal fees	79,763	33,351	25,928
Custody fees	88,098	20,218	13,788
Federal and state registration fees	85,420	35,226	34,112
Audit and tax fees	56,350	56,350	60,350
Chief compliance officer fees	16,726	16,726	16,706
Interest on short positions	8,181,823	702,078	112,055
Dividends on short positions	3,563,598	166,050	762,491
Interest expense	2,861,108	221,680	442,492
Miscellaneous	239,871	91,534	38,437

Total expenses	34,649,142	3,149,055	4,521,143
Fees paid indirectly	(90,722)	(2,350)	(44,845)

Net expenses	34,558,420	3,146,705	4,476,298

Net investment income (loss)	80,370,007	6,414,449	409,668

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on transactions from:
Investments	(78,130,003)	(52,313,762)	666,643
Purchased options contracts	(58,167,386)	(8,276,604)	(8,351,155)
Purchased swaptions contracts	(3,777,314)	(332,995)	—
Securities sold short	12,935,950	4,507,784	(4,518,866)
Written options contracts	37,540,201	5,000,542	768,806
Futures contracts	(1,614,228)	(816,528)	—
Swap contracts	(14,493,100)	(753,617)	2,825,626
Forward foreign currency contracts	2,676,969	201,003	1,477,321
Foreign currency	(1,033,771)	(90,324)	(101,727)

Net realized gain (loss) on investments	(104,062,682)	(52,874,501)	(7,233,352)

Change in net unrealized appreciation (depreciation) on:
Investments	191,443,965	48,209,219	17,839,105
Purchased options contracts	12,508,452	4,029,613	3,376,357
Purchased swaptions contracts	2,615,484	65,085	—
Securities sold short	(46,923,148)	(6,756,830)	(1,662,166)
Written options contracts	(11,366,446)	(1,674,685)	28,975
Futures contracts	677,974	(63,542)	—
Swap contracts	3,245,505	(265,976)	193,340
Forward foreign currency contracts	(466,705)	(143,306)	106,602
Foreign currency	10,527	328	—
Foreign currency translations	22,258	4,237	(1,548)

Net change in unrealized appreciation (depreciation) on investments	151,767,866	43,404,143	19,880,665

Net realized and unrealized gain (loss) on investments	47,705,184	(9,470,358)	12,647,313

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$128,075,191	$(3,055,909)	$13,056,981

Notes to Financial Statements are an integral part of these Statements.

27

Statements of Changes in Net Assets

	Driehaus Active Income Fund		Driehaus Select Credit Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income (loss)	$80,370,007	$129,591,225	$6,414,449	$29,700,447
Net realized gain (loss) on investments	(104,062,682)	(49,928,535)	(52,874,501)	(76,774,706)
Net change in unrealized appreciation (depreciation) on investments	151,767,866	(104,632,015)	43,404,143	16,286,670

Net increase (decrease) in net assets resulting from operations	128,075,191	(24,969,325)	(3,055,909)	(30,787,589)

Distributions:
Net investment income	(79,985,655)	(121,665,387)	(6,439,695)	(28,789,661)
Tax return of capital	—	—	(373,121)	—

Total distributions	(79,985,655)	(121,665,387)	(6,812,816)	(28,789,661)

Capital share transactions:
Proceeds from shares sold	651,023,207	969,148,795	24,124,615	211,986,482
Reinvested distributions	44,649,390	62,836,403	4,772,281	19,994,716
Cost of shares redeemed	(1,344,927,935)	(1,992,144,093)	(250,376,756)	(671,187,778)

Net increase (decrease) from capital transactions	(649,255,338)	(960,158,895)	(221,479,860)	(439,206,580)

Total increase (decrease) in net assets	(601,165,802)	(1,106,793,607)	(231,348,585)	(498,783,830)

NET ASSETS:

Beginning of period	$2,875,992,910	$3,982,786,517	$300,923,866	$799,707,696

End of period	$2,274,827,108	$2,875,992,910	$69,575,281	$300,923,866

Undistributed net investment income (loss)	$15,419,092	$27,682,736	$231,621	$1,254,922

Capital share transactions in shares:
Shares sold	65,691,151	94,017,920	3,084,360	23,649,209
Reinvested distributions	4,516,230	6,120,243	610,118	2,231,124
Shares redeemed	(135,715,627)	(193,457,904)	(31,988,859)	(76,243,162)

Net increase (decrease)	(65,508,246)	(93,319,741)	(28,294,381)	(50,362,829)

Notes to Financial Statements are an integral part of these Statements.

28

Statements of Changes in Net Assets

Driehaus Event Driven Fund
Year Ended December 31, 2016	Year Ended December 31, 2015

$409,668	$1,016,295
(7,233,352)	(17,815,529)
19,880,665	11,626,814

13,056,981	(5,172,420)

(2,312,787)	(1,333,974)
(736,638)	—

(3,049,425)	(1,333,974)

95,816,829	158,435,485
2,654,029	1,116,574
(84,452,324)	(86,889,627)

14,018,534	72,662,432

24,026,090	66,156,038

$232,455,873	$166,299,835

$256,481,963	$232,455,873

$(582,052)	$6,946

9,701,497	15,452,822
258,174	107,673
(8,751,928)	(8,576,682)

1,207,743	6,983,813

Notes to Financial Statements are an integral part of these Statements.

29

Driehaus Active Income Fund

Financial Highlights

	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2013	For the year ended December 31, 2012
Net asset value, beginning of period	$9.95	$10.42	$10.77	$10.67	$10.01

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.32	0.38	0.27	0.30	0.44
Net realized and unrealized gain (loss) on investments	0.23	(0.49)	(0.36)	0.02	0.49

Total from investment operations	0.55	(0.11)	(0.09)	0.32	0.93

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.32)	(0.36)	(0.26)	(0.22)	(0.27)
Net realized gain	—	—	—	—	—

Total distributions	(0.32)	(0.36)	(0.26)	(0.22)	(0.27)

Net asset value, end of period	$10.18	$9.95	$10.42	$10.77	$10.67

Total Return	5.63%	(1.07)%	(0.87)%	2.99%	9.34%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$2,274,827	$2,875,993	$3,982,787	$4,607,803	$2,867,021
Ratio of total expenses before reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	1.38%	1.05%	1.05%	1.14%	1.31%
Ratio of total expenses net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	1.38%[2]	1.05%	1.05%	1.14%	1.31%
Ratio of expenses (excluding dividends and interest on short positions and interest expense) before reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	0.80%	0.78%	0.77%	0.79%	0.91%
Ratio of expenses (excluding dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	0.80%[2]	0.78%	0.77%	0.79%	0.91%
Ratio of net investment income (including dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	3.20%	3.69%	2.51%	2.80%	4.22%
Ratio of net investment income (excluding dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	3.78%	3.96%	2.79%	3.15%	4.63%
Portfolio turnover rate	115%	76%	43%	48%	42%

†	Represents less than $0.01 per share.

[1]	Calculated based on average shares outstanding.

[2]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

30

Driehaus Select Credit Fund

Financial Highlights

	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2013	For the year ended December 31, 2012
Net asset value, beginning of period	$8.12	$9.15	$10.17	$9.87	$9.57

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.33	0.42	0.32	0.32	0.58
Net realized and unrealized gain (loss) on investments	(0.13)	(1.04)	(0.98)	0.33	0.21

Total from investment operations	0.20	(0.62)	(0.66)	0.65	0.79

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.36)	(0.41)	(0.32)	(0.31)	(0.49)
Net realized gain	—	—	(0.04)	(0.04)	—
Tax return of capital	(0.02)	—	—	—	—

Total distributions	(0.38)	(0.41)	(0.36)	(0.35)	(0.49)

Net asset value, end of period	$7.94	$8.12	$9.15	$10.17	$9.87

Total Return	2.59%	(7.13)%	(6.56)%	6.62%	8.37%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$69,575	$300,924	$799,708	$1,023,435	$325,123
Ratio of total expenses before reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	2.04%	1.40%	1.32%	1.81%	1.69%
Ratio of total expenses net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	2.04%[2]	1.40%	1.32%	1.81%	1.69%
Ratio of expenses (excluding dividends and interest on short positions and interest expense) before reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	1.33%	1.16%	1.12%	1.13%	1.23%
Ratio of expenses (excluding dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	1.33%[2]	1.16%	1.12%	1.13%	1.23%
Ratio of net investment income (including dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	4.15%	4.68%	3.24%	3.17%	5.82%
Ratio of net investment income (excluding dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	4.86%	4.92%	3.43%	3.85%	6.28%
Portfolio turnover rate	127%	77%	79%	54%	78%

[1]	Calculated based on average shares outstanding.

[2]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

31

Driehaus Event Driven Fund

Financial Highlights

	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014	For the period August 26, 2013* through December 31, 2013
Net asset value, beginning of period	$9.85	$10.01	$10.74	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.02	0.05	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments	0.59	(0.15)	(0.67)	1.09

Total from investment operations	0.61	(0.10)	(0.69)	1.03

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.09)	(0.06)	—	—
Net realized gain	—	—	(0.04)	(0.29)
Tax return of capital	(0.03)	—	—	—

Total distributions	(0.12)	(0.06)	(0.04)	(0.29)

Net asset value, end of period	$10.34	$9.85	$10.01	$10.74

Total Return	6.25%	(1.08)%	(6.35)%	10.35%[3]
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$256,482	$232,456	$166,300	$42,033
Ratio of total expenses before reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	2.03%	1.86%	1.80%	3.03%[4]
Ratio of total expenses net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	2.01%[2]	1.86%	1.80%	3.00%[4]
Ratio of expenses (excluding dividends and interest on short positions and interest expense) before reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	1.44%	1.43%	1.35%	2.03%[4]
Ratio of expenses (excluding dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	1.42%[2]	1.43%	1.35%	2.00%[4]
Ratio of net investment income (including dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	0.19%	0.45%	(0.17)%	(1.75)%[4]
Ratio of net investment income (excluding dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	0.78%	0.89%	0.28%	(0.75)%[4]
Portfolio turnover rate	246%	400%	315%	104%[3]

*	Fund commenced operations on August 26, 2013.

[1]	Calculated based on average shares outstanding.

[2]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements).

[3]	Not annualized.

[4]	Annualized.

Notes to Financial Statements are an integral part of this Schedule.

32

Driehaus Mutual Funds

Notes to Financial Statements

A.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is an open-end registered management investment company under the Investment Company Act of 1940, as amended, organized as a Delaware statutory trust, with eight separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013 and amended as of June 4, 2015, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The Driehaus Active Income Fund (the “Active Income Fund”) commenced operations on June 1, 2009 following the receipt of the assets and liabilities of the Lotsoff Capital Management Active Income Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund. The reorganization was accomplished by a tax-free exchange of Acquired Fund shares for an equal number of shares of the Active Income Fund as of June 1, 2009. The Active Income Fund seeks to provide current income and capital appreciation. The Active Income Fund was closed to new investors as of March 1, 2011, and was re-opened to new investors as of November 30, 2016. The Driehaus Select Credit Fund (the “Select Credit Fund”) commenced operations on September 30, 2010. The Select Credit Fund seeks to provide positive returns under a variety of market conditions. The Select Credit Fund was closed to new investors as of January 31, 2014, and was re-opened to new investors as of June 7, 2016. The Driehaus Event Driven Fund (the “Event Driven Fund” and together with the Active Income Fund and Select Credit Fund, the “Funds”) commenced operations on August 26, 2013, following the receipt of the assets and liabilities of the Driehaus Credit Opportunities Fund, L.P. The Event Driven Fund seeks to provide positive returns over full market cycles.

Significant Accounting Policies

The presentation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

The Funds, which are investment companies within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Securities Valuation

Investments in securities traded on a national securities exchange, including exchange-traded futures and options, are valued at the last reported sales or settlement price on the day of valuation and are generally classified as level 1. Exchange-traded securities for which no sale was reported are valued at the mean of the closing bid and ask prices from the exchange the security is primarily traded on and are generally classified as level 1. Long-term fixed income securities are valued at the representative quoted bid price when held long or the representative quoted ask price if sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. The pricing service provider may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other techniques. Such techniques generally consider factors such as composite security prices, yields, maturities, call features, credit ratings and developments relating to specific securities, in arriving at valuations. Fixed income securities are generally classified as level 2. Short-term investments with remaining maturities of 60 days or less at the time of purchase are stated at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short-term securities are reported at fair value. These securities are generally classified as level 2. Swaps, forward foreign currency contracts and other financial derivatives are valued daily, primarily by an independent pricing service using pricing models and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained

33

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

from an independent pricing service. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees and are generally classified as level 3. Under these procedures, the Funds primarily employ a market-based approach, which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market existed for the investments, and such differences could be material.

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices for active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Funds adopted the FASB amendments to authoritative guidance which require the Funds to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. During the year ended December 31, 2016, there were no transfers between levels for the Active Income Fund, Select Credit Fund and Event Driven Fund. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Active Income Fund’s investments as of December 31, 2016:

Assets	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$224,544	$—	$224,544
Bank Loans	—	530,628,855	—	530,628,855
Common Stocks
Auto Manufacturers	18,093,248	—	—	18,093,248
Commercial Services	74,096,322	—	—	74,096,322
Electric	34,422,017	—	—	34,422,017
Entertainment	217,341,645	—	—	217,341,645
Insurance	76,766,101	—	—	76,766,101
Investment Companies	—	2,542,716	—	2,542,716
Media	94,350,228	—	—	94,350,228
Pharmaceuticals	11,517,789	—	—	11,517,789
Restaurants	551,658	—	—	551,658
Convertible Corporate Bonds	—	85,350,293	—	85,350,293
Convertible Preferred Stocks
Auto Manufacturers	—	—	0	0
Environmental Control	23,726,250	—	—	23,726,250
Investment Companies	—	25,703,125	—	25,703,125
Corporate Bonds	—	712,227,234	—	712,227,234
Preferred Stocks
Banks	36,284,179	—	—	36,284,179

34

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Assets (continued)	Level 1	Level 2	Level 3	Total
Purchased Put Options	$64,500	$—	$—	$64,500
U.S. Government and Agency Securities	—	6,826,232	—	6,826,232

Total	$587,213,937	$1,363,502,999	$0	$1,950,716,936

Liabilities
Common Stocks Sold Short
Building Materials	$(11,065,340)	$—	$—	$(11,065,340)
Diversified Financial Services	(3,236,931)	—	—	(3,236,931)
Entertainment	(10,431,505)	—	—	(10,431,505)
Environmental Control	(17,411,040)	—	—	(17,411,040)
Insurance	(24,254,554)	—	—	(24,254,554)
Internet	(21,601,260)	—	—	(21,601,260)
Lodging	(17,648,750)	—	—	(17,648,750)
Media	(105)	—	—	(105)
Semiconductors	(20,656,300)	—	—	(20,656,300)
Telecommunications	(30,852,443)	—	—	(30,852,443)
Corporate Bonds Sold Short	—	(127,616,970)	—	(127,616,970)
Exchange-Traded Funds Sold Short	(159,731,630)	—	—	(159,731,630)
U.S. Government and Agency Securities Sold Short	—	(26,959,845)	—	(26,959,845)

Total	$(316,889,858)	$(154,576,815)	$—	$(471,466,673)

Other Financial Instruments*
Credit Default Swaps — Assets	$—	$18,343,103	$—	$18,343,103
Credit Default Swaps — Liabilities	—	(20,447,949)	—	(20,447,949)
Forward Foreign Currency Contracts — Assets	—	95,076	—	95,076
Forward Foreign Currency Contracts — Liabilities	—	(6,098)	—	(6,098)
Futures Contracts	2,075,218	—	—	2,075,218
Interest Rate Swaptions	—	3,941,056	—	3,941,056
Total Return Swaps — Liabilities	—	(634,932)	—	(634,932)

Total Other Financial Instruments	$2,075,218	$1,290,256	$—	$3,365,474

*	Other financial instruments are swap, forward foreign currency and futures contracts and interest rate swaptions, which are detailed in the Schedule of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Active Income Fund:

Investments, at Value
Balance as of December 31, 2015	$0
Realized gain (loss)	(4,801,050)
Change in net unrealized appreciation (depreciation)	4,801,050
Purchases	—
Sales	—
Transfers in and/or out of Level 3	—

Balance as of December 31, 2016	$0

35

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

As of December 31, 2016, the Active Income Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock, valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees. As a part of the ongoing restructuring of General Motors, any value previously ascribed to these holdings has been transferred to the General Motors Co. Motors Liquidation Co. GUC Trust common stock, which is freely and actively traded, and therefore the senior convertible preferred stock was fair valued at $0.

The following is a summary of the inputs used to value the Select Credit Fund’s investments as of December 31, 2016:

Assets	Level 1	Level 2	Level 3	Total
Bank Loans	$—	$11,441,071	$—	$11,441,071
Common Stocks
Electric	873,425	—	—	873,425
Entertainment	11,033,724	—	—	11,033,724
Media	2,558,787	—	—	2,558,787
Convertible Corporate Bonds	—	18,000	—	18,000
Convertible Preferred Stocks
Auto Manufacturers	—	—	0	0
Corporate Bonds	—	26,218,204	—	26,218,204

Total	$14,465,936	$37,677,275	$0	$52,143,211

Liabilities
Common Stocks Sold Short
Entertainment	$(560,696)	$—	$—	$(560,696)
Lodging	(302,550)	—	—	(302,550)
Telecommunications	(2,415,946)	—	—	(2,415,946)
Corporate Bonds Sold Short	—	(6,944,229)	—	(6,944,229)
Exchange-Traded Funds Sold Short	(1,468,925)	—	—	(1,468,925)

Total	$(4,748,117)	$(6,944,229)	$—	$(11,692,346)

Other Financial Instruments*
Credit Default Swaps — Assets	$—	$897,255	$—	$897,255
Credit Default Swaps — Liabilities	—	(284,518)	—	(284,518)
Futures Contracts	88,145	—	—	88,145
Interest Rate Swaptions	—	170,530	—	170,530
Total Return Swaps — Liabilities	—	(36,960)	—	(36,960)

Total Other Financial Instruments	$88,145	$746,307	$—	$834,452

*	Other financial instruments are swap and futures contracts and interest rate swaptions, which are detailed in the Schedule of Investments.

36

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Select Credit Fund:

Investments, at Value
Balance as of December 31, 2015	$0
Realized gain (loss)	(4,951,494)
Change in net unrealized appreciation (depreciation)	4,951,494
Purchases	—
Sales	—
Transfers in and/or out of Level 3	—

Balance as of December 31, 2016	$0

As of December 31, 2016, the Select Credit Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock, which was valued in the same manner as described above for the Active Income Fund.

The following is a summary of the inputs used to value the Event Driven Fund’s investments as of December 31, 2016:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$18,642,970	$—	$—	$18,642,970
Biotechnology	14,011,500	—	—	14,011,500
Chemicals	6,035,050	—	—	6,035,050
Commercial Services	29,433,165	—	—	29,433,165
Electric	8,739,716	—	—	8,739,716
Entertainment	58,235,398	—	—	58,235,398
Healthcare — Services	4,836,230	—	—	4,836,230
Insurance	17,119,042	—	—	17,119,042
Media	32,896,771	—	—	32,896,771
Pharmaceuticals	7,348,084	—	—	7,348,084
Savings & Loans	12,395,698	—	—	12,395,698
Appraisal Rights	—	—	4,657,500	4,657,500
Convertible Preferred Stocks
Auto Manufacturers	—	—	0	0
Corporate Bonds	—	24,809,370	—	24,809,370
Purchased Call Options	17,500	—	—	17,500
Purchased Put Options	20,950	—	—	20,950

Total	$209,732,074	$24,809,370	$4,657,500	$239,198,944

Liabilities
Common Stocks Sold Short
Banks	$(2,620,410)	$—	$—	$(2,620,410)
Entertainment	(1,167,194)	—	—	(1,167,194)
Insurance	(3,333,330)	—	—	(3,333,330)
Lodging	(4,820,630)	—	—	(4,820,630)

37

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Liabilities (continued)	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds Sold Short	$(25,725,411)	$—	$—	$(25,725,411)
U.S. Government & Agency Securities Sold Short	—	(11,957,478)	—	(11,957,478)

Total	$(37,666,975)	$(11,957,478)	$—	$(49,624,453)

Other Financial Instruments*
Total Return Swaps — Asset	$—	$152,804	$—	$152,804
Forward Foreign Currency Contracts — Assets	—	121,018	—	121,018

Total Other Financial Instruments	$—	$273,822	$—	$273,822

*	Other financial instruments are swap and forward foreign currency contracts, which are detailed in the Schedule of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Event Driven Fund:

Investments, at Value
Balance as of December 31, 2015	$0
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3	4,657,500

Balance as of December 31, 2016	$4,657,500

As of December 31, 2016, the Event Driven Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock, which were valued in the same manner as described above for the Active Income Fund.

As of December 31, 2016, Event Driven Fund held appraisal rights in Press Ganey Holdings, Inc. common stock (“Press Ganey”) under § 262 of the Delaware General Corporation Law (“DGCL”), which are classified as Level 3 investments. The appraisal rights are valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees. Press Ganey was acquired by EQT Equity Fund EQT VII, part of the global private equity group EQT, on October 21, 2016 at a price of $40.50 per share in cash. The Event Driven Fund did not tender its shares of Press Ganey in exchange for the merger consideration and instead has filed a petition for appraisal of these shares in the Court of Chancery of the State of Delaware requesting that the court determine the fair value of these shares. DGCL requires Press Ganey to pay Event Driven Fund the fair value of its shares, as determined by the Delaware Court of Chancery, plus interest accrued from the effective date of the merger at 5 percent over the Federal Reserve discount rate. As such, the fair value price of the shares has been determined to be the merger price of $40.50 and interest is being accrued based on the total fair value of the appraisal rights.

Securities Sold Short

The Funds are engaged in selling securities short, which obligates them to replace a borrowed security by purchasing it at market price at the time of replacement. Each Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Each Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. Such deposit is included in “Collateral held at custodian

38

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

for the benefit of brokers” on the Statements of Assets and Liabilities. Each Fund is obligated to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Funds on the Statements of Operations.

Federal Income Taxes

The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

The FASB’s “Accounting for Uncertainty in Income Taxes” (“Tax Statement”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of the Tax Statement and all of the uncertain tax positions and has determined that no liability is required to be recorded in the financial statements as of December 31, 2016. The Funds file tax returns with the U.S. Internal Revenue Service and various states. Taxable years ending 2016, 2015, 2014 and 2013 remain subject to examination by taxing authorities.

For Federal income tax purposes, capital loss carryforwards represent net capital losses of a fund that may be carried forward and applied against future net realized gains. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the Federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for up to eight years, and were required to be carried forward as short-term capital losses, irrespective of the character of the original loss. New net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss.

At December 31, 2016, gross unrealized appreciation and depreciation on investments, based on cost for Federal income tax purposes, were as follows:

	Active Income Fund	Select Credit Fund	Event Driven Fund
Cost of investments	$1,950,262,610	$55,831,134	$221,826,118

Gross unrealized appreciation	$84,132,502	$2,168,708	$21,637,825
Gross unrealized depreciation	(83,678,176)	(5,856,631)	(4,264,999)

Net unrealized appreciation (depreciation) on investments	$454,326	$(3,687,923)	$17,372,826

The difference between cost amounts for financial statement and Federal income tax purposes is due primarily to the tax deferral of losses on wash sales.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

For the year ended December 31, 2016, reclassifications were recorded to undistributed net investment income, undistributed net realized gain and paid-in capital for any permanent tax differences. These reclassifications relate primarily to the differing tax treatment of income from paydowns and swaps, return of capital and capital gain distributions on real estate investment trusts and regulated investment companies and foreign currency gains and losses. Results of operations and net assets were not affected by these reclassifications.

	Active Income Fund	Select Credit Fund	Event Driven Fund
Paid-in capital	$2,997,831	$(374,614)	$(736,638)
Undistributed net investment income (loss)	(12,647,996)	(624,934)	2,050,759
Undistributed net realized gain (loss) on investments, futures, swap contracts and foreign currency	9,650,165	999,548	(1,314,121)

39

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The tax character of distributions paid were as follows:

Active Income Fund
Distributions paid from:	January 1, 2016 to December 31, 2016	January 1, 2015 to December 31, 2015
Ordinary income	$79,985,655	$121,665,387

Total distributions paid	$79,985,655	$121,665,387

Select Credit Fund
Distributions paid from:	January 1, 2016 to December 31, 2016	January 1, 2015 to December 31, 2015
Ordinary income	$6,439,695	$28,789,661
Taxable return of capital distribution	373,121	—

Total distributions paid	$6,812,816	$28,789,661

Event Driven Fund
Distributions paid from:	January 1, 2016 to December 31, 2016	January 1, 2015 to December 31, 2015
Ordinary income	$2,312,787	$1,333,974
Taxable return of capital distribution	736,638	—

Total distributions paid	$3,049,425	$1,333,974

As of December 31, 2016, the components of accumulated earnings (deficit) were as follows:

	Active Income Fund	Select Credit Fund	Event Driven Fund
Undistributed ordinary income	$10,314,585	$—	$—
Undistributed long-term capital gains	—	—	—

Accumulated earnings	10,314,585	—	—
Accumulated capital and other losses	(380,505,012)	(174,219,610)	(30,787,295)
Unrealized appreciation (depreciation) on securities sold short, swaps, forwards, futures, and currency	(10,843,312)	(343,482)	(1,959,389)
Unrealized appreciation (depreciation) on investments	454,326	(3,687,923)	17,372,826

Total accumulated earnings (deficit)	$(380,579,413)	$(178,251,015)	$(15,373,858)

As of December 31, 2016, the Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations:

	Not Subject to Expiration
	Short-Term	Long-Term
Active Income Fund	$188,535,429	$191,969,583
Select Credit Fund	73,356,717	100,862,893
Event Driven Fund	23,939,818	6,539,247

Qualified late-year losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ following taxable year. As of December 31, 2016, the Funds had the following qualified late-year ordinary losses:

Late-Year Ordinary Losses
Active Income Fund	$—
Select Credit Fund	—
Event Driven Fund	308,230

40

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Foreign Currency Translation

The value of securities, currencies and other assets and liabilities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contract transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

Net realized foreign exchange gains or losses on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Active Income Fund, Select Credit Fund and Event Driven Fund held portfolio hedges as of December 31, 2016 as disclosed in the Schedule of Investments.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) on investments and the net change in unrealized appreciation (depreciation) on investments.

Indemnifications

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Other

The Trust records security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Pursuant to the terms of certain of the senior unsecured loan agreements, the Funds may have unfunded loan commitments, which are callable on demand. Each Fund will have available with its custodian, cash and/or liquid securities having an aggregate value at least equal to the amount of the unfunded senior loan commitments. At December 31, 2016, the Active Income Fund, Select Credit Fund and Event Driven Fund had no unfunded senior loan commitments.

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At December 31, 2016, the Funds had no such outstanding senior loan participation commitments.

41

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

B.  INVESTMENTS IN DERIVATIVES

Each Fund uses derivative instruments such as swaps, futures, options, swaptions and forward foreign currency contracts in connection with their respective investment strategies. For the year ended December 31, 2016, the Active Income Fund and Select Credit Fund primarily utilized: 1) credit default swaps as alternatives to direct investments to manage exposure to specific sectors/markets/industries and/or credit events and manage volatility; 2) total return swaps to gain exposure to certain sectors and manage volatility; 3) futures to hedge their interest rate and/or commodity risk and manage volatility; 4) options to hedge downside risk and manage volatility; and 5) forward foreign currency contracts to manage currency risk in portfolio holdings. For the year ended December 31, 2016, the Event Driven Fund primarily utilized: 1) total return swaps to manage exposure to certain sectors; 2) options to both hedge exposure and provide exposure to certain market segments or specific securities; and 3) forward foreign currency contracts to manage currency risk in portfolio holdings. Detail regarding each derivative type is included below.

Swap Contracts

The Funds are subject to credit risk, volatility risk and interest rate risk exposure in the normal course of pursuing their investment objectives. The Funds engage in various swap transactions, including forward rate agreements and interest rate, currency, volatility, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments.

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as unrealized appreciation (depreciation). Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.

Total return swap contracts are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and to manage exposure to specific sectors or industries and/or to gain exposure to specific markets/countries and to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Gains or losses are realized upon termination of the contracts. Each Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

Volatility swaps are forward contracts on the future realized volatility of an underlying instrument. Volatility swaps are generally used to speculate on future volatility levels, trade the spread between realized and implied volatility or hedge volatility exposure of other positions. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a volatility swap contract is dependent upon the volatility of the underlying instrument.

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. Each Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Funds are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service.

42

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value. The maximum exposure to loss of the notional value as a seller of credit default swaps outstanding at December 31, 2016 for the Active Income Fund, Select Credit Fund and Event Driven Fund was 80,000,000 Euros, 15,000,000 Euros and $0, respectively.

Risks associated with swap contracts include changes in the returns of underlying instruments and/or interest rates, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Funds disclose swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of December 31, 2016, the Funds had outstanding swap contracts as listed on the Schedule of Investments and the required collateral is included in the Statements of Assets and Liabilities.

Futures Contracts

The Funds may enter into futures contracts to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities or interest rates. Upon entering into a futures contract with a broker, a Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contract against default. As of December 31, 2016, the Active Income Fund and Select Credit Fund had outstanding futures contracts as listed in the Schedule of Investments and the required collateral is included in the Statements of Assets and Liabilities. The Event Driven Fund had no outstanding futures contracts at December 31, 2016.

Options Contracts

The Funds may use options contracts to hedge downside risk, produce incremental earnings or protect against market changes in the value of equities or interest rates. The Funds may write covered call and put options on futures, swaps, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, to the extent a Fund purchases an over-the-counter (“OTC”) option, it is subject to credit risk that the

43

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

counterparty to the trade does not perform under the contract’s terms. The Funds are not subject to credit risk on OTC options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The premium amount and the number of option contracts written by the Active Income Fund for the year ended December 31, 2016, were as follows:

Active Income Fund	Number of Contracts	Premium Amount
Options outstanding at December 31, 2015	69,125	$12,518,350
Options written	38,015	30,970,113
Options closed	(13,215)	(19,381,126)
Options expired	(86,757)	(23,819,120)
Options exercised	(7,168)	(288,217)

Options outstanding at December 31, 2016	—	$—

The premium amount and the number of option contracts written by the Select Credit Fund for the year ended December 31, 2016, were as follows:

Select Credit Fund	Number of Contracts	Premium Amount
Options outstanding at December 31, 2015	12,400	$1,866,185
Options written	3,622	3,875,735
Options closed	(1,260)	(2,273,828)
Options expired	(13,966)	(3,436,086)
Options exercised	(796)	(32,006)

Options outstanding at December 31, 2016	—	$—

The premium amount and the number of option contracts written by the Event Driven Fund for the year ended December 31, 2016, were as follows:

Event Driven Fund	Number of Contracts	Premium Amount
Options outstanding at December 31, 2015	1,700	$217,525
Options written	6,755	2,299,962
Options closed	(2,815)	(1,858,144)
Options expired	(5,640)	(659,343)
Options exercised	—	—

Options outstanding at December 31, 2016	—	$—

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of December 31, 2016, the Funds only held purchased options as listed on the Schedule of Investments and the required collateral is included in the Statements of Assets and Liabilities.

44

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Swaptions

An option on a swap contract, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A call or receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index swap. A put or payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index swap. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. As of December 31, 2016, the Active Income Fund and Select Credit Fund had outstanding swaptions as listed on the Schedule of Investments. The Event Driven Fund had no outstanding swaptions at December 31, 2016.

Forward Foreign Currency Contracts

The Funds use forward foreign currency contracts to manage foreign currency, to produce incremental earnings or to hedge existing positions. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or market risk if the value of the foreign currency changes unfavorably. As of December 31, 2016, the Funds had forward foreign currency contracts as listed in the Schedule of Investments.

Derivative Investment Holdings Categorized by Risk Exposure

Each Fund is subject to the FASB’s “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Active Income Fund’s derivative contracts by primary risk exposure as of December 31, 2016:

	Asset derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair Value
Credit contracts	Unrealized appreciation on open swap contracts	$4,843,011
Currency contracts	Unrealized appreciation on forward foreign currency contracts	95,076
Equity contracts	Purchased options, at fair value	64,500
Interest rate contracts	Purchased swaptions, at fair value	3,941,056
Interest rate contracts	N/A*	2,075,218
Total		$11,018,861

45

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

	Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair Value
Credit contracts	Unrealized depreciation on open swap contracts	$9,401,564
Currency contracts	Unrealized depreciation on forward foreign currency contracts	6,098
Equity contracts	Unrealized depreciation on open swap contracts	634,932
Total		$10,042,594

*	Includes cumulative appreciation/depreciation of futures contracts as shown in the Schedule of Investments. Only current day’s variation margin is reported in the Statement of Assets and Liabilities.

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Select Credit Fund’s derivative contracts by primary risk exposure as of December 31, 2016:

	Asset derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair Value
Credit contracts	Unrealized appreciation on open swap contracts	$45,944
Interest rate contracts	Purchased swaptions, at fair value	170,530
Interest rate contracts	N/A*	88,145
Total		$304,619

	Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair Value
Credit contracts	Unrealized depreciation on open swap contracts	$240,605
Equity contracts	Unrealized depreciation on open swap contracts	36,960
Total		$277,565

*	Includes cumulative appreciation/depreciation of futures contracts as shown in the Schedule of Investments. Only current day’s variation margin is reported in the Statement of Assets and Liabilities.

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Event Driven Fund’s derivative contracts by primary risk exposure as of December 31, 2016:

	Asset derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair Value
Equity contracts	Unrealized appreciation on open swap contracts	$152,804
Currency contracts	Unrealized appreciation on forward foreign currency contracts	121,018
Equity contracts	Purchased options, at fair value	38,450
Total		$312,272

46

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table sets forth the Active Income Fund’s net realized gain/loss by primary risk exposure and by type of derivative contract for the year ended December 31, 2016:

Amount of net realized gain (loss) on derivatives
	Risk exposure category
Derivative	Credit contracts	Currency contracts	Equity contracts	Interest rate contracts	Total
Purchased options contracts	$—	$—	$(58,167,386)	$—	$(58,167,386)
Purchased swaptions contracts	—	—	—	(3,777,314)	(3,777,314)
Written options contracts	—	—	37,540,201	—	37,540,201
Forward foreign currency contracts	—	2,676,969	—	—	2,676,969
Futures contracts	—	—	(2,702,276)	1,088,048	(1,614,228)
Swap contracts	(19,419,750)	—	4,926,650	—	(14,493,100)

Total	$(19,419,750)	$2,676,969	$(18,402,811)	$(2,689,266)	$(37,834,858)

The following table sets forth the Select Credit Fund’s net realized gain/loss by primary risk exposure and by type of derivative contract for the year ended December 31, 2016:

Amount of net realized gain (loss) on derivatives
	Risk exposure category
Derivative	Credit contracts	Currency contracts	Equity contracts	Interest rate contracts	Total
Purchased options contracts	$—	$—	$(8,276,604)	$—	$(8,276,604)
Purchased swaptions contracts	—	—	—	(332,995)	(332,995)
Written options contracts	—	—	5,000,542	—	5,000,542
Forward foreign currency contracts	—	201,003	—	—	201,003
Futures contracts	—	—	(449,496)	(367,032)	(816,528)
Swap contracts	(1,071,772)	—	318,155	—	(753,617)

Total	$(1,071,772)	$201,003	$(3,407,403)	$(700,027)	$(4,978,199)

The following table sets forth the Event Driven Fund’s net realized gain/loss by primary risk exposure and by type of derivative contract for the year ended December 31, 2016:

Amount of net realized gain (loss) on derivatives
	Risk exposure category
Derivative	Currency contracts	Equity contracts	Total
Purchased options contracts	$—	$(8,351,155)	$(8,351,155)
Written options contracts	—	768,806	768,806
Forward foreign currency contracts	1,477,321	—	1,477,321
Swap contracts	—	2,825,626	2,825,626

Total	$1,477,321	$(4,756,723)	$(3,279,402)

The following table sets forth the Active Income Fund’s change in net unrealized appreciation/depreciation by primary risk exposure and by type of derivative contract for year ended December 31, 2016:

Change in net unrealized appreciation (depreciation) on derivatives
	Risk exposure category
Derivative	Credit contracts	Equity contracts	Currency contracts	Interest rate contracts	Total
Purchased options contracts	$—	$12,508,452	$—	$—	$12,508,452
Purchased swaptions contracts	—	—	—	2,615,484	2,615,484
Written options contracts	—	(11,366,446)	—	—	(11,366,446)
Futures contracts	—	—	—	677,974	677,974
Swap contracts	3,880,437	(634,932)	—	—	3,245,505
Forward foreign currency contracts	—	—	(466,705)	—	(466,705)

Total	$3,880,437	$507,074	$(466,705)	$3,293,458	$7,214,264

47

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The gross notional amount and/or the number of contracts for the Active Income Fund as of December 31, 2016 are included on the Schedule of Investments. The quarterly average values of derivative investments for the year ended December 31, 2016 is set forth in the table below:

Quarterly Derivative Averages
Derivative	Quarterly Average	$ Amount / Number
Options Contracts — Purchased	number of contracts	34,618
Options Contracts — Written	number of contracts	(15,107)
Futures Contracts — Short	number of contracts	(2,410)
Swap Contracts	gross notional amount	$282,909,163
Swaptions Contracts — Purchased	gross notional amount	$104,979,930
Forward Contracts — Long	fair value	$14,936,308
Forward Contracts — Short	fair value	$(43,383,149)

The following table sets forth the Select Credit Fund’s change in net unrealized appreciation/depreciation by primary risk exposure and by type of derivative contract for the year ended December 31, 2016:

Change in net unrealized appreciation (depreciation) on derivatives
	Risk exposure category
Derivative	Credit contracts	Equity contracts	Interest rate contracts	Currency contracts	Total
Purchased options contracts	$—	$4,029,613	$—	$—	$4,029,613
Purchased swaptions contracts	—	—	65,085	—	65,085
Written options contracts	—	(1,674,685)	—	—	(1,674,685)
Forward foreign currency contracts	—	—	—	(143,306)	(143,306)
Futures contracts	—	5,338	(68,880)	—	(63,542)
Swap contracts	(229,016)	(36,960)	—	—	(265,976)

Total	$(229,016)	$2,323,306	$(3,795)	$(143,306)	$1,947,189

The gross notional amount and/or the number of contracts for the Select Credit Fund as of December 31, 2016 are included on the Schedule of Investments. The quarterly average values of derivative investments for the year ended December 31, 2016 is set forth in the table below:

Quarterly Derivative Averages
Derivative	Quarterly Average	$ Amount / Number
Options Contracts — Purchased	number of contracts	4,238
Options Contracts — Written	number of contracts	(2,588)
Futures Contracts — Short	number of contracts	(193)
Swap Contracts	gross notional amount	$18,625,250
Swaptions Contracts — Purchased	gross notional amount	$7,560,070
Forward Contracts — Long	fair value	$3,412,401
Forward Contracts — Short	fair value	$(6,556,198)

The following table sets forth the Event Driven Fund’s change in net unrealized appreciation/depreciation by primary risk exposure and by type of derivative contract for the year ended December 31 2016:

Change in net unrealized appreciation (depreciation) on derivatives
	Risk exposure category
Derivative	Equity contracts	Currency contracts	Total
Purchased options contracts	$3,376,357	$—	$3,376,357
Written options contracts	28,975	—	28,975
Swap contracts	193,340	—	193,340
Forward foreign currency contracts	—	106,602	106,602

Total	$3,598,672	$106,602	$3,705,274

48

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The gross notional amount and/or the number of contracts for the Event Driven Fund as of December 31, 2016 are included on the Schedule of Investments. The quarterly average values of derivative investments for the year ended December 31, 2016 is set forth in the table below:

Quarterly Derivative Averages
Derivative	Quarterly Average	$ Amount / Number
Options Contracts — Purchased	number of contracts	14,308
Options Contracts — Written	number of contracts	(340)
Swap Contracts	gross notional amount	$(125,082)
Forward Contracts — Short	fair value	$(10,017,596)

Disclosures about Offsetting Assets and Liabilities

The Funds are party to various agreements, including International Swaps and Derivatives Association Agreements and related Credit Support Annexes (“Master Netting Agreements” or “MNA”), which govern the terms of certain transactions with select counterparties. MNAs are designed to reduce counterparty risk associated with the relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As MNAs are specific to the unique operations of different asset types, they allow each Fund to close out and net its total exposure to a counterparty in the event of default with respect to all of the transactions governed under a single agreement with that counterparty. MNAs can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investment securities at fair value or Collateral held at custodian for the benefit of brokers.

The Funds’ derivative contracts held at December 31, 2016, are not accounted for as hedging instruments under GAAP. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MNAs or similar arrangements on the Statements of Assets and Liabilities. The settlement of futures contracts and exchange-traded purchased options is guaranteed by the clearinghouse or exchange the instrument is traded on and is not subject to arrangements with particular counterparties. For that reason, these instruments are excluded from the below disclosure.

The following table presents the Active Income Fund’s financial and derivative assets subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral received by the Active Income Fund as of December 31, 2016:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount[1]
Unrealized appreciation on open swap contracts	$4,843,011	$(3,925,318)	$—	$917,693
Unrealized appreciation on forward foreign currency contracts	95,076	(6,098)	—	88,978

The following table presents the Active Income Fund’s financial and derivative liabilities subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral pledged by the Active Income Fund as of December 31, 2016:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount[2]
Unrealized depreciation on open swap contracts	$10,036,496	$(3,925,318)	$(6,111,178)	$—
Unrealized depreciation on forward foreign currency contracts	6,098	(6,098)	—	—

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

[2]	Net amount represents the net amount payable to the counterparty in the event of default.

49

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table presents the Select Credit Fund’s financial and derivative assets subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral received by the Select Credit Fund as of December 31, 2016:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount[1]
Unrealized appreciation on open swap contracts	$45,944	$(45,944)	$—	$—

The following table presents the Select Credit Fund’s financial and derivative liabilities subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral pledged by the Select Credit Fund as of December 31, 2016:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount[2]
Unrealized depreciation on open swap contracts	$277,565	$(45,944)	$(231,621)	$—

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

[2]	Net amount represents the net amount payable to the counterparty in the event of default.

The following table presents the Event Driven Fund’s financial and derivative assets subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral received by the Event Driven Fund as of December 31, 2016:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount[1]
Unrealized appreciation on open swap contracts	$152,804	$—	$(152,804)	$—
Unrealized appreciation on forward foreign currency contracts	121,018	—	(121,018)	—

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

C.  INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

Richard H. Driehaus, an Interested Trustee of the Trust, is also the Chairman of the Board of Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, and of Driehaus Securities LLC (“DS LLC” or the “Distributor”), a registered broker-dealer.

DCM serves as the Funds’ investment adviser. In return for its services to the Funds, the Funds pay the Adviser an annual management fee on a monthly basis of 0.55%, 0.80% and 1.00% of average daily net assets, respectively, for the Active Income Fund, Select Credit Fund and Event Driven Fund.

DCM entered into a written agreement to cap the Event Driven Fund’s annual ordinary operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 2.00% of average daily net assets until at least August 25, 2016. For this same time period, DCM was entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Event Driven Fund’s expense ratio remained below the operating expense cap in place at the time of the waiver and the current operating expense cap. For the year ended December 31, 2016, the Event Driven Fund did not have any fees waived by DCM and as of December 31, 2016, there are no amounts subject to recapture.

50

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The Active Income Fund incurred $13,798,762 for investment advisory fees during the year ended December 31, 2016, of which $1,066,609 was payable to DCM at December 31, 2016. The Select Credit Fund incurred $1,234,720 for investment advisory fees during the year ended December 31, 2016, and $51,349 was payable to DCM at December 31, 2016. The Event Driven Fund incurred $2,224,879 for investment advisory fees during the year ended December 31, 2016, and $214,690 was payable to DCM at December 31, 2016.

The Funds direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to pay a portion of the Funds’ operating expenses using part of the commissions generated. For the year ended December 31, 2016, these arrangements reduced the expenses of Driehaus Active Income Fund, Driehaus Select Credit Fund and Driehaus Event Driven Fund by $90,722 (0.3%), $2,350 (0.1%) and $44,845 (1.0%), respectively.

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is affected at the current market price to minimize trading costs, where permissible. For the year ended December 31, 2016, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Active Income Fund	$61,167,454	$4,114,500	$351,872
Select Credit Fund	—	56,718,164	(1,390,504)
Event Driven Fund	4,114,500	4,449,290	255,671

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in a Driehaus Mutual Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of December 31, 2016:

Fund/Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Unrealized Appreciation (Depreciation)	Value End of Period	Dividends Credited to Income	Net Realized Gain (Loss)
Active Income Fund:
AMC Entertainment Holdings, Inc., Class A(1)	$—	$67,335,836	$(4,161,909)	$4,390,648	$67,920,645	$519,020	$356,070
Apollo Education Group, Inc.	—	65,347,440	—	8,748,882	74,096,322	—	—
Carmike Cinemas, Inc.(1)	—	51,742,250	(59,593,901)	—	—	—	7,851,651
Pinnacle Entertainment, Inc.	—	52,054,690	(5,968,229)	15,441,116	62,302,078	12,474,795	774,501
Stewart Information Services Corp.	—	77,488,395	(1,085,137)	389,036	76,766,101	505,779	(26,193)

51

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Fund/Security Description	Shares Beginning of Period	Purchases	Sales	Shares End of Period
Active Income Fund:
AMC Entertainment Holdings, Inc., Class A(1)	—	2,149,944	(131,500)	2,018,444
Apollo Education Group, Inc.	—	7,484,477	—	7,484,477
Carmike Cinemas, Inc.(1)	—	1,735,011	(1,735,011)	—
Pinnacle Entertainment, Inc.	—	4,765,928	(469,233)	4,296,695
Stewart Information Services Corp.	—	1,691,174	(25,243)	1,665,931

(1)	No longer affiliated as of December 31, 2016

DS LLC is the Funds’ distributor. DS LLC does not earn any compensation from the Funds for these services. DS LLC has entered into a Fee Reimbursement Agreement (“Agreement”) with each of the Funds. Under these Agreements, the Funds reimburse DS LLC for certain fees paid by DS LLC to intermediaries who provide shareholder administrative and/or sub-transfer agency services to the Funds. Currently, the amount to be reimbursed will not exceed 0.25% of the average daily net assets held by such intermediaries. The amounts incurred and payable to DS LLC during the year ended December 31, 2016 are as follows:

Fund	Shareholder services plan fees	Accrued shareholder services plan fees
Active Income Fund	$3,940,803	$381,601
Select Credit Fund	251,106	15,603
Event Driven Fund	460,254	45,142

Certain officers of the Trust are also officers of DCM and DS LLC. The Funds pay a portion of the Chief Compliance Officer’s salary. No other officers received compensation from the Funds during the year ended December 31, 2016. The Independent Trustees are compensated for their services to the Trust and such compensation is reflected as Trustees’ fees in the Statements of Operations.

UMB Fund Services, Inc. (“UMBFS”), an affiliate of UMB Financial Corporation, serves as the Funds’ administrative and accounting agent. In compensation for these services, UMBFS earns the larger of a monthly minimum fee or a monthly fee based upon each Fund’s average daily net assets. UMBFS also acts as the transfer agent and dividend disbursing agent for the Funds. For these services, UMBFS earns a monthly fee based in part on shareholder processing activity during the month.

D.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding swaps, options, futures, forwards, short-term securities and U.S. government obligations) for the Active Income Fund, Select Credit Fund and Event Driven Fund for the year ended December 31, 2016, were as follows:

Active Income Fund		Select Credit Fund		Event Driven Fund
Purchases	$2,579,132,323	Purchases	$173,367,731	Purchases	$531,720,264
Sales	$3,375,413,906	Sales	$355,479,824	Sales	$511,632,179

The aggregate purchases and sales of U.S. government obligations for the Active Income Fund, Select Credit Fund and Event Driven Fund for the year ended December 31, 2016, were as follows:

Active Income Fund		Select Credit Fund		Event Driven Fund
Purchases	$—	Purchases	$—	Purchases	$—
Sales	$12,543,123	Sales	$—	Sales	$—

52

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

E.  RESTRICTED SECURITIES

Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be resold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. At December 31, 2016, the Funds held restricted securities as denoted on the Schedule of Investments.

F.  LINE OF CREDIT

Active Income Fund, Select Credit Fund and Event Driven Fund have, together with certain other funds in the Trust, obtained a committed line of credit in the amount of $50,000,000. The line of credit is available primarily to meet large, unexpected shareholder withdrawals subject to certain restrictions. Interest is charged at a rate per annum equal to the Federal Funds Rate in effect at the time of the borrowings plus 1.5%, or 1.75%, whichever is greater. There is a commitment fee of 0.10% of the excess of the $50,000,000 committed amount over the sum of the average daily balance of any loans, which is allocated pro rata amongst all funds that have access to the line. At December 31, 2016, the Funds had no outstanding borrowings under the line of credit.

G.  SUBSEQUENT EVENTS

Events or transactions that occurred after the date of this report through the date the report was issued have been evaluated for potential impact to the financial statements. There are no subsequent events that require recognition or disclosure in the financial statements.

53

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Driehaus Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Driehaus Active Income Fund, Driehaus Select Credit Fund, and Driehaus Event Driven Fund (collectively, the “Funds”) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers, and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds noted above at December 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 23, 2017

54

Interested and Independent Trustees of the Trust

The following table sets forth certain information with respect to the Trustees of the Trust as of December 31, 2016:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	8	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser.	None
Independent Trustees:
Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and Chairman	Since 1996 Since 2014	8	Retired; President of Ludan, Inc. (real estate development services specializing in senior housing) from April 2008 to December 2014.	None

Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1952	Trustee	Since 2012	8	President and Chief Executive Officer, National Endowment for Financial Education, 2005 to present.	Wilshire Variable Insurance Trust, 2008-2010; Wilshire Mutual Funds Inc., 2008- 2010; Advisory Board of the Trust, 2011-2012.

Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	8	Relationship Manager, Great Lakes Advisors, Inc. since February 2008.	None

Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Trustee	Since 2012	8	Private Investor since September 2003.	Independent Trustee, Met Investors Series Trust since December 2000; Independent Trustee, Metropolitan Series Fund, Inc. since May 2009; Advisory Board of the Trust, 2011-2012.

Christopher J. Towle, CFA c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1957	Trustee	Since 2016	8	Retired; Partner, Portfolio Manager, Director of High Yield and Convertible Securities, Lord Abbett & Co. from 1987-2014.	None

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus has a controlling interest in the Adviser and the Distributor.

55

Officers of the Trust

The following table sets forth certain information with respect to the officers of the Trust:

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	President	Since 2011	President and Chief Executive Officer of Adviser, Distributor and USVI since October 2006.

Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Managing Director, Treasurer and Chief Financial Officer of the Adviser and Distributor since 2012; Vice President, Treasurer and Chief Financial Officer of USVI since 2004; Vice President, Treasurer and Chief Financial Officer of the Adviser and Distributor from 2004-2012.

Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Assistant Vice President and Chief Legal Officer	Since 2007 Since 2012	Managing Director, Secretary and General Counsel of the Adviser since 2012; Chief Compliance Officer of the Trust, Adviser and Distributor from 2006-2012.

Michael R. Shoemaker 25 East Erie Street Chicago, IL 60611 YOB: 1981	Chief Compliance Officer and Assistant Vice President	Since 2012	Assistant Vice President and Chief Compliance Officer of the Adviser and Distributor since 2012; Associate Chief Compliance Officer of the Adviser and Distributor from 2011-2012.

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Secretary	Since 2015	Vice President and Manager, BNY Mellon Investment Servicing (US) Inc. (formerly PNC, a financial services company) since 2010.

Michael P. Kailus 25 East Erie Street Chicago, IL 60611 YOB: 1971	Assistant Secretary and Anti-Money Laundering Compliance Officer	Since 2010 Since 2011	Assistant Secretary of the Adviser, Distributor and USVI since 2010; Senior Attorney with the Adviser since 2010.

Christine V. Mason 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1956	Assistant Secretary	Since 2015	Senior Specialist, BNY Mellon Investment Servicing (US) Inc. (formerly PNC, a financial services company) since 2013; Senior Paralegal, Foreside Funds Distributors LLC (formerly BNY Mellon Distributors Inc.) from 2004-2013.

The Statement of Additional Information for Driehaus Mutual Funds contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-877-779-0079.

56

Fund Expense Examples

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended December 31, 2016.

Actual Expenses

The first line of the table below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Driehaus Active Income Fund

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Six Months Ended December 31, 2016*
Actual	$1,000.00	$1,046.40	$7.20
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,018.10	$7.10

Driehaus Select Credit Fund

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Six Months Ended December 31, 2016*
Actual	$1,000.00	$1,043.40	$11.51
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,013.88	$11.34

57

Fund Expense Examples — (Continued)

Driehaus Event Driven Fund

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Six Months Ended December 31, 2016*
Actual	$1,000.00	$1,070.10	$10.88
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,014.63	$10.58

*	Expenses are equal to the Funds’ annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366 to reflect the half-year period.

Driehaus Active Income Fund	1.40%
Driehaus Select Credit Fund	2.24%
Driehaus Event Driven Fund	2.09%

58

Shareholder Information

TAX INFORMATION (UNAUDITED) FOR THE YEAR ENDED DECEMBER 31, 2016

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, the following percentages of income and short-term capital gains represent qualified dividend income subject to the 15% rate category:

Active Income Fund	Select Credit Fund	Event Driven Fund
20.73%	16.87%	78.22%

For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:

Active Income Fund	Select Credit Fund	Event Driven Fund
16.49%	8.88%	42.47%

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available, without charge, upon request, by calling 1-877-779-0079. This information is also available on the Funds’ website at http://www.driehaus.com.

Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2016 is available without charge, upon request, by calling 1-877-779-0079. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available electronically on the SEC’s website at http://www.sec.gov; hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information on the Public Reference Room, call 1-800-SEC-0330. Each Fund’s complete schedule of portfolio holdings is also available on the Funds’ website at http://www.driehaus.com.

59

Board Considerations in Connection with the Annual Review of the

Investment Advisory Agreement

The Board of Trustees of the Driehaus Mutual Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the renewal of the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Active Income Fund (“LCMAX”), Driehaus Select Credit Fund (“DRSLX”) and Driehaus Event Driven Fund (“DEVDX” and together with LCMAX and DRSLX, the “Funds”) on September 14, 2016 for an additional one-year term ending September 30, 2017. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. The Independent Trustees held a conference call with their independent legal counsel on September 8, 2016 to review the materials provided in response to their request and identified areas for further response by Fund management. Following receipt of further information from Fund management, the Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement for each Fund. After their consideration of all the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement at the Board meeting.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that the Adviser has managed each Fund for an extended period or since inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund.

Nature, Quality and Extent of Services.    The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered the Trust’s compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, and noted the Adviser’s process for evaluating best execution. The Board considered the Adviser’s risk management strategies and the process developed by the Adviser for analyzing, reviewing and assessing risk exposure for the Funds. The Board also considered the Funds’ process for fair valuation of portfolio securities and noted the Board’s review of Fund valuation matters throughout the year.

For each of the Funds, the Board evaluated the performance of the Fund for year-to-date and 1-, 3- and 5-year periods ended June 30, 2016, as available, comparing it to performance of a peer group of funds compiled by the Adviser from data from Lipper Analytical Services, Inc., an independent provider of mutual fund data that is a service of Broadridge Financial Solutions (“Lipper”) and to each Fund’s two benchmark indices, as identified in reports to shareholders. The Board also received updated performance information as of August 31, 2016 for DRSLX. The Board noted the Adviser’s statement that there are limitations in comparing the performance of the Funds to a peer group of funds that may differ significantly by objective and portfolio characteristics. The Adviser also noted that the benchmarks are more representative for long-only funds.

The Board considered that, as of June 30, 2016, although LCMAX underperformed the median of its peer group for all periods reviewed and its benchmark index, the Citigroup 3-Month T-Bill Index (“Citigroup Index”), for the 1-year period, LCMAX outperformed the Citigroup Index for the year-to-date and 3- and 5-year periods. The Board also noted that LCMAX underperformed its other benchmark index, the Barclays Capital U.S. Aggregate Bond Index (“Barclays Index”) for all periods reviewed and had met its volatility objective of being less volatile than the Barclays Index for the 3- and 5-year periods. The Board also noted the significant level of assets retained in the Fund by existing shareholders, despite outflows in the industry category, reflecting their continuing satisfaction with the Fund, which has been closed to new investors because of capacity constraints.

The Board considered that as of June 30, 2016 DRSLX’s performance was below the median of its peer group and both benchmark indices, the Citigroup Index and the BofA Merrill Lynch US High Yield Index (“BofA Index”), for the year-to-date and 1-, 3-, and 5-year periods reviewed. The Board also noted that as of August 31, 2016 DRSLX’s performance had improved. The Board noted that DRSLX had met its volatility objective of being less volatile than the BofA Index.

60

The Board considered that as of June 30, 2016 DEVDX’s performance was below the median of the peer group and both benchmark indices, the Citigroup Index and the S&P 500 Index, for both the year-to-date and 1-year periods reviewed (the Fund’s inception date was August 26, 2013). The Board noted that DEVDX had met its volatility objective of being less volatile than the S&P 500 Index.

The Board considered the explanations provided by the Adviser for the causes of underperformance, as well as the Adviser’s representations regarding confidence in each Fund’s portfolio management team, and concluded that the investment processes followed were consistent with each Fund’s investment objective and policies.

On the basis of this evaluation and its ongoing review of investment results, the Board concluded that, although it would continue to monitor closely each Fund’s performance, the nature, quality and extent of services provided by the Adviser supported renewal of the Agreement for each Fund.

Fees.    The Board considered the Funds’ advisory fees, operating expenses and total expense ratios as of December 31, 2015 as compared to peer group information based on data compiled from Lipper as of the most recent fiscal year end of each fund in the peer group. The Board noted the limitations of the peer group of funds designated by Lipper for LCMAX and DRSLX (the alternative credit focus funds peer group), as discussed above. The Board noted that LCMAX’s annual advisory fee rate of .55% is in the 34th percentile of the actual fees of its peer group (1st percentile being the highest fee), DRSLX’s advisory fee rate of .80% was in the 12th percentile of the actual fees of its peer group, and DEVDX’s advisory fee rate of 1.00% is in the 39th percentile of the actual fees of its peer group. In considering the reasonableness of the advisory fees, the Board took into account the substantial human and technological resources devoted to investing for the Funds and the limited capacity of the investment styles, noting that LCMAX is currently closed to new investors.

The Board also considered that for the fiscal year ended December 31, 2015, LCMAX, DRSLX and DEVDX’s expense ratios (excluding dividends and interest on short sales) were in the 83rd, 52nd and 69th percentile of their peer group, respectively. The Board considered that the Adviser has agreed to reimburse DEVDX for any expenses in excess of 2.00% of average daily net assets (excluding interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related costs and extraordinary expenses) through August 25, 2016. The Board noted that the Adviser does not manage other accounts that are similar to the Funds. On the basis of the information provided, the Board concluded that the advisory fees were reasonable in light of the nature and quality of services provided by the Adviser.

Profitability.    The Board reviewed information regarding the revenues received by the Adviser under the Agreement and discussed the methodology in allocating its costs to the management of the Funds. The Board considered the estimated costs to the Adviser of each Fund. The Board noted that LCMAX is currently closed to new investors in order to maintain assets at a level that the Adviser feels is prudent, which limits this Fund’s profitability to the Adviser. The Board also noted that the Funds do not have a Rule 12b-1 fee and that the Adviser’s affiliate, Driehaus Securities LLC (“DS LLC”), serves as distributor of the Funds without compensation, that DS LLC provides compensation to intermediaries for distribution of the Funds’ shares and for shareholder services, and that DS LLC is reimbursed by the Funds under a Shareholder Services Plan (the “Plan”) for certain amounts paid for shareholder services covered under the Plan. The Board concluded that, based on the projected profitability calculated for the Trust as well as for the Funds individually (noting that DEVDX was expected to be operated at a loss), the advisory fees did not produce excessive profits.

Economies of Scale.    In considering the reasonableness of the advisory fee, the Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any economies of scale. Given the capacity constraints of LCMAX and the current size of DRSLX and DEVDX, the Board concluded that the advisory fee rates under the Agreement are reasonable and reflect an appropriate sharing of any such economies of scale.

Other Benefits to the Adviser and its Affiliates.    The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliates. The Board noted that payments to DS LLC under the Plan are in reimbursement of payments made to intermediaries for shareholder services. The Board also noted that the soft dollar amounts for each Fund were limited during this period. The Board concluded that the advisory fees were reasonable in light of any fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

61

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No response required.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics for Principal Executive and Financial Officers was filed as Exhibit 12(a)(1) to the registrant’s Certified Shareholder Report on Form N-CSR, Accession Number 0001193125-12-093739, on March 2, 2012, and is incorporated herein by reference.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has designated Dawn M. Vroegop as an “audit committee financial expert” as defined by this Item 3, serving on the Audit Committee. Ms. Vroegop is “independent,” as defined by this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended December 31, 2016 and 2015, Ernst & Young LLP, the registrant’s principal accountant (“E&Y”), billed the registrant $353,000 and $348,000, respectively, for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

For the fiscal years ended December 31, 2016 and 2015, E&Y billed the registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported above.

For engagements that Driehaus Capital Management LLC, the registrant’s investment adviser (“DCM”), or Driehaus Securities LLC, the registrant’s distributor (“DS”), entered into with E&Y for fiscal years 2016 and 2015, E&Y provided no audit-related services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.

(c)	Tax Fees

For the fiscal years ended December 31, 2016 and 2015, E&Y billed the registrant $84,390 and $68,995, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. Such services consisted of review of the registrant’s income tax returns and tax distribution requirements and analysis related to passive foreign investment company status. The Audit Committee pre-approved all tax services that E&Y provided to the registrant.

For fiscal years 2016 and 2015, E&Y provided no tax services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.

(d)	All Other Fees

For the fiscal years ended December 31, 2016 and 2015, E&Y billed the registrant $0 and $0, respectively, for products and services provided, other than the services reported above.

For fiscal years 2016 and 2015, E&Y provided no other services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Pursuant to registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for such engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X.

The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 0%.

(f)	Not applicable

(g)	Non-Audit Fees

For the fiscal years ended December 31, 2016 and 2015, E&Y billed the registrant $84,390 and $68,995, respectively, in aggregate non-audit fees. For the fiscal years ended December 31, 2016 and 2015, E&Y billed DCM or DS $0 and $0, respectively, in aggregate non-audit fees.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2, filed as Exhibit 12(a)(1) to the Registrant’s Form N-CSR, filed on March 2, 2012 (Accession No. 0001193125-12-093738) incorporated herein by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Driehaus Mutual Funds

By (Signature and Title)*	/s/ Robert H. Gordon
Robert H. Gordon, President
(principal executive officer)

Date	March 2, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert H. Gordon
Robert H. Gordon, President
(principal executive officer)

Date	March 2, 2017

By (Signature and Title)*	/s/ Michelle L. Cahoon
Michelle L. Cahoon, Vice President and
Treasurer (principal financial officer)

Date	March 2, 2017

*	Print the name and title of each signing officer under his or her signature.